                                                     FILED PURSUANT TO RULE 497
                                                    REGISTRATION NOS. 333-88414
                                                                  AND 811-21096
                                  PROSPECTUS

             ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   issued by

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              in connection with

                         VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AllianceBernstein Ovation Advantage Variable Annuity.

The annuity has several fixed and variable investment choices--Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"), managed by Alliance Capital Management L.P. Only Class B shares are currently offered in this contract.

             AllianceBernstein          AllianceBernstein Real
             Americas Government        Estate Investment
             Income Portfolio           Portfolio
             AllianceBernstein Global   AllianceBernstein Small
             Bond Portfolio             Cap Growth Portfolio
             AllianceBernstein Global   AllianceBernstein Small
             Dollar Government          Cap Value Portfolio
             Portfolio
             AllianceBernstein Growth   AllianceBernstein
             Portfolio                  Technology Portfolio
             AllianceBernstein Growth   AllianceBernstein Total
             and Income Portfolio       Return Portfolio
             AllianceBernstein          AllianceBernstein U.S.
             High-Yield Portfolio       Government/High Grade
                                        Securities Portfolio
             AllianceBernstein          AllianceBernstein U.S.
             International Portfolio    Large Cap Blended Style
                                        Portfolio
             AllianceBernstein          AllianceBernstein Utility
             International Value        Income Portfolio
             Portfolio
             AllianceBernstein Money    AllianceBernstein Value
             Market Portfolio           Portfolio
             AllianceBernstein Premier  AllianceBernstein
             Growth Portfolio           Worldwide Privatization
                                        Portfolio*
* An equity fund seeking long-term capital appreciation.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

    .   are not bank deposits

    .   are not federally insured

    .   are not endorsed by any bank or government agency

    .   are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                  May 3, 2004

================================================================================
                               TABLE OF CONTENTS
================================================================================

         GLOSSARY..................................................  4

         HIGHLIGHTS................................................  5

         FEE TABLES................................................  7

         EXAMPLES..................................................  9

         THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY.. 11

         PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE
           ANNUITY................................................. 12
             Allocation of Purchase Payments....................... 12
             Right to Cancel....................................... 13
             Exchange Offers....................................... 13

         INVESTMENT OPTIONS........................................ 14
             Variable Portfolios................................... 14
             Accumulation Units.................................... 14
             Fixed Account Options................................. 15
             Dollar Cost Averaging Fixed Accounts.................. 16
             Transfers During the Accumulation Phase............... 16
             Dollar Cost Averaging Program......................... 17
             Asset Rebalancing Program............................. 18
             Voting Rights......................................... 19
             Substitution.......................................... 19

         ACCESS TO YOUR MONEY...................................... 19
             Systematic Withdrawal Program......................... 20
             Minimum Contract Value................................ 20

         OPTIONAL LIVING BENEFITS.................................. 21
             Access Protector Feature.............................. 21
             Capital Protector Feature............................. 26

         DEATH BENEFITS............................................ 28
             Death of the Annuitant................................ 29
             Standard Death Benefit................................ 29
             Optional Death Benefits............................... 30
             Spousal Continuation.................................. 33

         EXPENSES.................................................. 34
             Separate Account Charges.............................. 34
             Withdrawal Charges.................................... 34
             Investment Charges.................................... 35
             Contract Maintenance Fee.............................. 35
             Transfer Fee.......................................... 35
             Optional Death Benefit Charges........................ 36
             Optional Access Protector Fee......................... 36
             Optional Capital Protector Fee........................ 36
             Premium Tax........................................... 36

    Income Taxes.......................................................................  37
    Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited..  37

INCOME OPTIONS.........................................................................  37
    Annuity Date.......................................................................  37
    Income Options.....................................................................  38
    Fixed or Variable Income Payments..................................................  38
    Income Payments....................................................................  38
    Deferment of Payments..............................................................  39

TAXES..................................................................................  39
    Annuity Contracts in General.......................................................  39
    Tax Treatment of Distributions -- Non-Qualified Contracts..........................  40
    Tax Treatment of Distributions -- Qualified Contracts..............................  40
    Minimum Distributions..............................................................  41
    Tax Treatment of Death Benefits....................................................  41
    Contracts Owned by a Trust or Corporation..........................................  42
    Gifts, Pledges and/or Assignments of a Contract....................................  42
    Diversification and Investor Control...............................................  42

PERFORMANCE............................................................................  43

OTHER INFORMATION......................................................................  43
    AIG SunAmerica Life................................................................  43
    The Separate Account...............................................................  43
    The General Account................................................................  44
    Payments in Connection with Distribution of the Contract...........................  44
    Administration.....................................................................  45
    Legal Proceedings..................................................................  45
    Ownership..........................................................................  45
    Registration Statement.............................................................  45

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...............................  46

APPENDIX A -- CONDENSED FINANCIALS..................................................... A-1

APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............................ B-1

================================================================================
                                   GLOSSARY
================================================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase -- The period during which you invest money in your contract.

Accumulation Units -- A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) -- The person(s) on whose life (lives) we base income payments.

Annuity Date -- The date on which income payments are to begin, as selected by you.

Annuity Units -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) -- The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company -- AIG SunAmerica Life Assurance Company, AIG SunAmerica Life, we, us, or our, the insurer that issues this contract. Only "AIG SunAmerica Life" is a capitalized term in this prospectus.

Contract Value -- The dollar value as of any valuation date of all amounts accumulated under your contract.

Income Phase -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

Latest Annuity Date -- The first day of the calendar month following the Annuitant's 90th birthday or such earlier date as may be set by applicable law.

Non-Qualified (contract) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Series Fund -- Refers to AllianceBernstein Variable Products Series Fund, Inc.

Variable Portfolio(s) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective. The currently available Variable Portfolios are managed by Alliance Capital Management, L.P., the investment adviser for AllianceBernstein Variable Products Series Fund, Inc. The underlying investment portfolios may also be referred to as "Underlying Portfolios."

================================================================================
                                  HIGHLIGHTS
================================================================================

AIG SunAmerica Life offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges, and expenses. When working with your financial representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

The AllianceBernstein Ovation Advantage Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement. We will issue the contract as an individual contract in some states and as a certificate under a group contract in other states.

Right to Cancel: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment we will accept is $2,000. For more information on purchasing a contract, see "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Expenses: There are fees and charges associated with the contract. We deduct a separate account charge based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the separate account charge, deducted daily, equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the separate account charge, deducted daily, equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. Optional death benefit features are available under the contract for additional fees. For contract owners under age 66 at the time the fee is charged, the optional death benefit fees ranges from 0.05% to 0.45%; and for contract owners age 66 and older at the time the fee is charged, the optional death benefit fee ranges from 0.05% to 0.55%. There are investment charges on amounts invested in the Variable Portfolios. If you elect any optional features available under the contract we may charge additional fees for these features. A separate account withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges will no longer apply to that portion of the Purchase Payment. See the "Fee Table," "Purchasing an AllianceBernstein Ovation Variable Annuity" and "Expenses" in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Access to Your Money" and "Taxes" in this prospectus.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. This contract provides five death benefit options. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, one or more optional death benefits. See "Death Benefits" in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from three different income options, including an option for income that you cannot outlive. See "Income Options" in this prospectus.

Inquiries: If you have questions about your contract call your financial representative or contact us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                  FEE TABLES
================================================================================

The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. If applicable, you may also be subject to state premium taxes.

Maximum Owner Transaction Expenses

     Withdrawal Charges (as a percentage of each Purchase Payment) (1) 6.0%

Transfer Fee
No charge for first 12 transfers each contract year; thereafter, fee is $10 per transfer. (2)

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying portfolios fees and expenses which are outlined in the next section.

Contract Maintenance Charge
$30 (waived if Contract Value is $50,000 or more)

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

               If age 65 or younger at contract issue:
                 Separate Account Annual Expenses (3)...... 1.65%
                 Optional Annual Ratchet Plan (4,5)........ 0.10%
                 Optional Equity Assurance Plan (4,5)...... 0.10%
                 Optional Estate Benefit Payment........... 0.20%
                 Optional Accidental Death Benefit......... 0.05%
                                                            -----
                   Total Separate Account Annual Expenses.. 2.10%
                                                            =====

               If age 66 or older at contract issue:
                 Separate Account Annual Expenses (3)...... 1.75%
                 Optional Annual Ratchet Plan (4,5)........ 0.15%
                 Optional Equity Assurance Plan (4,5)...... 0.15%
                 Optional Estate Benefit Payment........... 0.20%
                 Optional Accidental Death Benefit......... 0.05%
                                                            -----
                   Total Separate Account Annual Expenses.. 2.30%
                                                            =====

ADDITIONAL OPTIONAL FEATURE FEES
You may elect either the Access Protector or Capital Protector feature as described below.

Optional Access Protector Fee

                      Contract Year Annualized Charge (6)
                      ------------- ---------------------
                           0-7.....         0.65%
                           8+......         0.45%

Optional Capital Protector Fee

                      Contract Year Annualized Charge (7)
                      ------------- ---------------------
                           0-5.....         0.65%
                          6-10.....         0.45%
                           11+.....         none

-------------
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years:

                                   Years
                                -----------
                                1   2   3   4+
                                --  --  --  --
                                6%  6%  5%  0%

(2) Transfers for dollar cost averaging or asset rebalancing are not counted against your 12 free transfers.
(3) The Separate Account Annual Expenses are based on the age of the owner at contract issue.
(4) The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan.
(5) The optional death benefits/fees are based on the attained age of the owner at the time the fee is charged.
(6) The Access Protector is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.
(7) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your Contract Value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the Underlying Portfolios of the Series Fund before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning Series Fund fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

Total Annual Underlying Portfolio Expenses                                   Minimum Maximum
------------------------------------------                                   ------- -------
(expenses that are deducted from Underlying Portfolios of the Series Fund,
including management fees, other expenses and 12b-1 fees, if applicable) (1)  0.91%   8.25%(2)

-------------
(1) For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.
(2) Alliance Capital contractually waives a portion of its advisory fee and reimburses certain other expenses of the U.S. Large Cap Blended Style Portfolio, which is the maximum charge represented. The contractual waiver for the U.S. Large Cap Blended Style Portfolio extends through May 1, 2005 and may be extended by Alliance Capital for additional one-year terms. When the waivers are taken into account the maximum portfolio expense is 2.41%. The waivers do not affect the minimum portfolio expense.

================================================================================
                                   EXAMPLES
================================================================================

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses and expenses of the Underlying Portfolios of the Series Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account expenses of 2.30% and investment in an Underlying Portfolio with total expenses of 8.25%.)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (age 66+:
    Annual Ratchet Plan, 0.15%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
         $1,690                     $3,569                     $4,809             $8,263
=========================  =========================  =========================   ======

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $975                      $2,781                     $4,411             $7,825
=========================  =========================  =========================   ======

(3) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (age 66+: Annual Ratchet Plan, 0.15%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
         $1,090                     $3,069                     $4,809             $8,263
=========================  =========================  =========================   ======

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account expenses of 1.75% and investment in an Underlying Portfolio with total expenses of 0.91%.)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $874                      $1,341                     $1,435             $3,041
=========================  =========================  =========================   ======

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $269                       $826                      $1,410             $2,993
=========================  =========================  =========================   ======

(3) If you do not surrender your contract and do not elect any optional benefits or features:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $274                       $841                      $1,435             $3,041
=========================  =========================  =========================   ======

Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the Separate Account (contract level) as well as the Variable Portfolio expenses. The expense examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access To Your Money below. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for Contract Values over $50,000. Additional information on the Variable Portfolios' fees and expenses can be found in the Series Fund prospectus located behind this prospectus.
2. In addition to the stated assumptions, the Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you are age 65 or younger at the time you purchased your contract expenses will be lower than those shown in these tables. If your attained age is 65 or younger at the time the fee for the Optional Annual Rachet, Optional Equity Assurance, or Optional Enhanced Equity Assurance benefits is assessed, or you did not elect those benefits, your expenses would be lower than those shown in these tables. If you elected the Capital Protector, instead of Access Protector, your expenses would be lower than those shown in the tables. The fee for the Capital Protector and Access Protector features are not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.
4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

================================================================================
           THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

AIG SunAmerica Life Assurance Company issues the AllianceBernstein Ovation Advantage Variable Annuity. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

When you purchase an AllianceBernstein Ovation Advantage Variable Annuity, a contract exists between you and AIG SunAmerica Life. You are the Owner of the contract. The contract provides three main benefits:

    1. Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

    2. Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    3. Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers fixed account options for varying time periods. The fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to a fixed account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option in which you invest.

For more information on investment options available under this contract please see "Investment Options" in this prospectus.


This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

================================================================================
      PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator.

We may not issue a contract to anyone age 86 or older on the contract issue date (effective date of the contract). In general, we will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age-driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies, including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the SAI for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

    .   Send your money back to you, or;

    . Ask your permission to keep your money until we get the information necessary to issue the contract.

Right to Cancel

You may cancel your contract within ten days after receiving it (or longer if required by state law). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031

If you decide to cancel your contract during this examination period, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a written request mailed during the examination period as described above and in the contract. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a written request as discussed above. With respect to those contracts, we reserve the right to put your money in the Money Market Portfolio during the examination period and will allocate your money according to your instructions at the end of the applicable examination period. Currently, we do not put your money in the Money Market Portfolio during the examination period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the examination period, we return the greater of
(1) your Purchase Payments; or (2) the value of your contract. At the end of the examination period, we allocate your money according to your instructions.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

================================================================================
                              INVESTMENT OPTIONS
================================================================================

Variable Portfolios

The Variable Portfolios invest in shares of the Trust, AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"). The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P. is the investment adviser to the Series Fund. The Series Fund also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/ unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Series Fund believes that offering shares of the Series Fund in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts. Only Class B shares are currently offered in this contract.

The Variable Portfolios are listed below:

    AllianceBernstein Americas Government Income Portfolio
    AllianceBernstein Global Bond Portfolio
    AllianceBernstein Global Dollar Government Portfolio
    AllianceBernstein Growth Portfolio
    AllianceBernstein Growth and Income Portfolio
    AllianceBernstein High-Yield Portfolio
    AllianceBernstein International Portfolio
    AllianceBernstein International Value Portfolio
    AllianceBernstein Money Market Portfolio
    AllianceBernstein Premier Growth Portfolio
    AllianceBernstein Real Estate Investment Portfolio
    AllianceBernstein Small Cap Growth Portfolio
    AllianceBernstein Small Cap Value Portfolio
    AllianceBernstein Technology Portfolio
    AllianceBernstein Total Return Portfolio
    AllianceBernstein U.S. Government/High Grade Securities Portfolio AllianceBernstein U.S. Large Cap Blended Style Portfolio
    AllianceBernstein Utility Income Portfolio
    AllianceBernstein Value Portfolio
    AllianceBernstein Worldwide Privatization Portfolio*
-------------
* An equity fund seeking long-term capital appreciation.

You should read the attached prospectus for the Trust carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before

4 p.m. Eastern Time, or on the next business day's unit value if we receive your money after 4 p.m. Eastern Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

    1. We determine the total value of money invested in a particular Variable Portfolio;

    2.  We subtract from that amount all applicable contract charges; and

    3.  We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated, or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Death Benefit or the Contract Maintenance Charge is deducted. Accumulation Units are also deducted when you make a withdrawal or transfer out of a Variable Portfolio.

    Example:

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

    . Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

    . Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

    . Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific dollar cost averaging fixed accounts. The rules, restrictions and operation of the DCA fixed accounts may differ from the standard FAGPs described above, please see "Dollar Cost Averaging Program" below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging fixed accounts ("DCA fixed accounts"), if available. DCA fixed accounts also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCA fixed accounts while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA fixed account may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCA fixed account the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCA fixed accounts offered at any time in our sole discretion and we reserve the right to change to DCA fixed accounts that we make available at any time, unless state law requires us to do otherwise. See "Dollar Cost Averaging Program" below for more information.

Transfers During the Accumulation Phase

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the close of the NYSE, generally at 4:00 p.m. Eastern Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

  .   the number of transfers made in a defined period;

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Portfolio involved in the transfer;

  . the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

  . whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 12 free transfers per contract per year. We charge $10 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 12 free transfers per year.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purpose of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, see "Income Options" below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of the Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 12 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed account options are not available as target accounts for the DCA program.

We may also offer the DCA fixed accounts for a specified time period exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments of at least $12,000. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

    Money Market Portfolio Example:

    Assume that you want to gradually move $12,000 from the Money Market Portfolio to the Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------- ---------------
                      1        $ 7.50           266.667
                      2        $ 5.00             400
                      3        $10.00             200
                      4        $ 7.50           266.667
                      5        $ 5.00             400
                      6        $ 7.50           266.667

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 12 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Global Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

Voting Rights

AIG SunAmerica Life is the legal owner of the Series Fund shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares we own in the same proportion as the voting instructions we receive. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payments allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

================================================================================
                             ACCESS TO YOUR MONEY
================================================================================

You can access money in your contract in two ways:

    .   by making a partial or total withdrawal, and/or;

    . by receiving income payments during the Income Phase. See "Income Options" below.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire Contract Value, we may also deduct a contract maintenance charge. See "Expenses" below.

Purchase Payments that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. See "Expenses" below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw money during a withdrawal charge period. You should fully discuss this decision with your financial representative.

You may request a partial surrender for a minimum of $500. Your Contract Value must be at least $2,000 after the partial surrender, or we may cancel the contract. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

You may withdraw free of a withdrawal charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the Contract Value less premium paid and not previously surrendered or (2) 10% of remaining unsurrendered Purchase Payment paid less the amount of any prior surrender since the last contract anniversary. Withdrawals in excess of the free withdrawal amount will be assessed a withdrawal charge. When you make a withdrawal, we assume that it is taken from earnings first, then from Purchase Payment on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. We return to you your Contract Value less any applicable fees and charges.

Under certain Qualified plans, access to the money in your contract may be restricted. Withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. See "Taxes" in this prospectus.

We may be required to suspend or postpone any type of payment for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.

Additionally, we reserve the right to defer payments from a fixed account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, provided you have a minimum Contract Value of $24,000, you may elect to receive periodic income payments under the systematic withdrawal program, up to a maximum of 10% of your Contract Value each year. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge may apply. You may not elect this program if you have made a partial surrender earlier in the same contract year.

The Annuity Service Center can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, we may terminate your contract if your contract is less than $2,000 as a result of partial withdrawals. We will provide you with sixty days' written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

================================================================================
                           OPTIONAL LIVING BENEFITS
================================================================================

You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

Access Protector Feature

What is Access Protector?

Access Protector is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Access Protector may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your Benefit Effective Date. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the Benefit Availability Date. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be canceled. The Access Protector has rules and restrictions that are discussed more fully below.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the Eligible Purchase Payments according to the table below.

        Time Elapsed Since
        Benefit Effective Date Percentage of Eligible Purchase Payments
        ---------------------- ----------------------------------------
               0-90 Days......                   100%
               91 Days +......                     0%

Second, we determine the Withdrawal Benefit Base ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a Step Up Amount which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in any calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the Stepped-Up Benefit Base ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the Maximum Annual Withdrawal Amount ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the Minimum Withdrawal Period ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Access Protector options we are offering as applicable on the Benefit Availability Date:

                                                                           MWP
                                                                         (if MAWA
                                                   Step-Up      MAWA    Taken Each
                Benefit Availability Date          Amount    Percentage   year)
   -            -------------------------          -------   ---------- ----------
Option 1 3 years following Benefit Effective Date 10% of WBB 10% of WBB  11 years
Option 2 5 Years following Benefit Effective Date 20% of WBB 10% of WBB  12 years

   Example 1:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% x $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 x 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Access Protector?

The annualized Access Protector fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                      Time Elapsed Since the  Annualized
                      Benefit Effective Date     Fee
                      ----------------------  ----------
                             0-7 years...... 0.65% of WBB
                             8+ years....... 0.45% of WBB

What is the effect of withdrawals on Access Protector?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Access Protector through the calculations below:

    Contract Value: Any withdrawal reduces the contract value by the amount of the withdrawal.

    WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.

    Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
    (b), where:

       a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

    SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.

    After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

       a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

    MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

    MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

    During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

   Example 2  -- Impact of Withdrawals prior to the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% x 100,000) = $90,000). Your SBB on the Benefit
    Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% x $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).

   Example 3 -- Impact of Withdrawals less than or equal to MAWA after the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

   Example 4 -- Impact of Withdrawals in excess of MAWA after the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. You contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Access Protector feature. While a benefit is payable under Access Protector until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Access Protector, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Access Protector benefit, you may select one of the following options:

    a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

    b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

    c.  any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Access Protector upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Access Protector and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Access Protector upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Access Protector be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

    1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

    2.  SBB is equal to zero; or

    3.  Annuitization of the contract; or

    4.  Full Surrender of the contract; or

    5.  Death benefit is paid; or

    6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Access Protector may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Access Protector does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Access Protector if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Access Protector. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59/1//\\2\\ at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Access Protector cannot be elected if you elect the Capital Protector feature. We reserve the right to limit the maximum WBB to $1 million. Access Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Access Protector. We reserve the right to modify, suspend or terminate Access Protector (in its entirety or any component) at any time for prospectively issued contracts.

Capital Protector Feature

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Access Protector. See Access Protector above.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be canceled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                  Percentage of Purchase Payments
            Time Elapsed Since            included in the
            Effective Date     Capital Protector Benefit Calculation
            ------------------ -------------------------------------
                 0-90 days....                  100%
                 91+ days.....                    0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Annual Rachet Plan, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                                          Annualized
                            Contract Year   Fee *
                            ------------- ----------
                                 0-5.....    0.65%
                                 6-10....    0.45%
                                 11+.....    none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts. If you purchase your contract in the state of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.

================================================================================
                                DEATH BENEFITS
================================================================================

If the Owner dies during the Accumulation Phase of your contract, we pay a death benefit to the Beneficiary. At the time you purchase your contract, you must select a death benefit option. The Standard Death Benefit is automatically included in your contract for no additional fee. We also offer, for an additional fee, other death benefit options. Death benefit elections must be made at the time you purchase the contract, and may not be terminated at a later date, except when your spouse continues the contract. See "Spousal Continuation" below. All optional death benefits may not be available in all states. You should discuss the available options with your financial representative to determine which options are best for you.

We do not pay the death benefit if an Owner dies after beginning the Income Phase. However, if an Owner dies during the Income Phase, any remaining guaranteed income payments will be made in accordance with the income option selected. See "Income Options" in this prospectus.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If the contract is jointly owned, the surviving joint Owner will be the primary Beneficiary and any other Beneficiary will be treated as the contingent Beneficiary unless specifically requested otherwise.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

    1.  a certified copy of the death certificate; or

    2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    3. a written statement by a medical doctor who attended the deceased at the time of death; or

    4.  any other proof satisfactory to Us.

The Beneficiary may elect one of the following death benefit payment options unless previously chosen by the Owner to be paid as follows:

    1. payment of the entire death benefit within 5 years of the date of your death; or

    2. payment over the lifetime of the designated Beneficiary with distribution beginning within 1 year of the date of your death; or

    3. if the designated Beneficiary is your spouse, he/she can continue this contract in his or her own name. See "Spousal Continuation" below.

The death benefit amount paid remains in the Variable Portfolios until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risks. These risks are borne by the Beneficiary.

If an Owner dies on or after the Annuity Date, any payments remaining will be made pursuant to the Annuity Option in force on the date of the Owner's Death.

Death of the Annuitant

If the Annuitant is an individual other than the Owner, and if the Annuitant dies during the Accumulation Phase, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of our receipt of proof of death, the Owner will be the new Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner. If the Annuitant dies during the Income Phase, the remaining payments, if any, will be as specified in the Income Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced Contract Value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the Contract Value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the Contract Value is reduced by taking the amount of the withdrawal in relation to the Contract Value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

Standard Death Benefit

The standard death benefit on your contract is the greater of:


    1. the Contract Value on the date we receive all required paperwork and satisfactory proof of death; or

    2.  Net Purchase Payments.

Optional Death Benefits

If you purchase your contract on or after May 3, 2004, the optional death benefits described below are available. For an additional fee, you may elect one or more Optional Death Benefits. These elections must be made at the time of contract issue and may not be terminated at a later date by you. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your Contract Value each month.

If you allocate any portion of your Contract Value to either the AllianceBernstein Money Market Portfolio or available fixed account option, your election, if any, of the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan will be terminated. We will notify you in writing before terminating these death benefits. If we terminate the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan, the fee for the death benefit options will no longer be deducted. However, you may continue to allocate new Purchase Payments to either the AllianceBernstein Money Market Portfolio or available fixed account option as part of Dollar Cost Averaging, without terminating the Equity Assurance Plan or the Enhanced Equity Assurance Plan.

Annual Ratchet Plan. (Maximum issue age is 80.) If you elect the Annual Ratchet Plan, we will pay a death benefit equal to the greatest of:

    1.  Contract Value;

    2.  Net Purchase Payments; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments.

Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Equity Assurance Plan, we will pay a death benefit equal to the greater of:

    1.  Contract Value; or

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

   Annual Interest Rate Period When Death Occurs
   -------------------- ------------------------
           0%           1 through 12 months after Purchase Payment receipt;
           1%           13 through 24 months after Purchase Payment receipt;
           2%           25 through 36 months after Purchase Payment receipt;
           3%           37 through 48 months after Purchase Payment receipt;
           4%           49 through 60 months after Purchase Payment receipt;
           5%           61 through 72 months after Purchase Payment receipt;
           6%           73 through 84 months after Purchase Payment receipt;
           7%           85 months or more after Purchase Payment receipt, and

       (b) is equal to Net Purchase Payments paid after the first Contract Anniversary following the Owner's 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Enhanced Equity Assurance Plan, we will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

   Annual Interest Rate Period When Death Occurs
   -------------------- ------------------------
           0%           1 through 12 months after Purchase Payment receipt;
           1%           13 through 24 months after Purchase Payment receipt;
           2%           25 through 36 months after Purchase Payment receipt;
           3%           37 through 48 months after Purchase Payment receipt;
           4%           49 through 60 months after Purchase Payment receipt;
           5%           61 through 72 months after Purchase Payment receipt;
           6%           73 through 84 months after Purchase Payment receipt;
           7%           85 months or more after Purchase Payment receipt, and

       (b) is equal to Net Purchase Payments paid after the first Contract Anniversary following the 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or
(b) 70% of the Contract Value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the Contract Value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the Contract Value less Net Purchase Payments.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

    1.  the Contract Value as of the date the death benefit is determined; or

    2.  $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a continuing spouse.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

    . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

    . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

    . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

    .   declared or undeclared war or any act thereof; or

    .   service in the military, naval or air service of any country.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday.

For all Death Benefits Purchased After May 3, 2004

Regardless of any reference in the Contract to the contrary, if a contract has two owners and either owner dies during the Accumulation Phase, we will pay the selected death benefit to the Beneficiary, whether or not you have designated a primary owner. All death benefits are calculated as of the date we receive all required paperwork and satisfactory proof of death. All age related benefits and/or restrictions will utilize the age of the older owner. All death benefits will cease to be in effect on the Latest Annuity Date, unless otherwise noted. If your contract was issued prior to May 3, 2004, please see the SAI for optional death benefit information.

Spousal Continuation

If you are the Owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new Owner ("Continuing Spouse") of the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, and the optional death benefit charge may change due to the age of the Continuing Spouse. If the Continuing Spouse makes new Purchase Payments, those Purchase Payments will be subject to withdrawal charges. However, Purchase Payments made by the original owner that were subject to a withdrawal charge will no longer be subject to a withdrawal charge after a spousal continuation. See "Withdrawal Charges" below. A spousal continuation can only take place upon the death of the original Owner of the contract and may be elected only one time during the life of the contract.

Upon spousal continuation, we will contribute to the Contract Value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the Contract Value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original Owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

On the Continuation Date, the Continuing Spouse may terminate the original Owner's election(s) of the optional death benefits. The age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, we will terminate the benefit and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original Owner. This is because the death benefit amount paid remains invested until withdrawn.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

================================================================================
                                   EXPENSES
================================================================================

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts separate account charges based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the separate account charge equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the separate account charge equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the separate account expenses and other fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account expenses are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

Withdrawal Charges

The contract provides a free withdrawal amount every year. See "Access to Your Money" in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a three year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

                                   Years
                                ---------------
                                1   2   3   4+
                                --  --  --  --
                                6%  6%  5%  0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See "Access to Your Money."

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your Contract Value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See "Income Options" below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See "Taxes" below.

Investment Charges

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

12b-1 Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See "Fee Tables" in this prospectus.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your Contract Value once per year. This fee partially compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your Contract Value on your contract anniversary. If you withdraw your entire Contract Value, we deduct the fee from that withdrawal. If your Contract Value or full withdrawal is $50,000 or more on your contract anniversary date, we will waive the charge for that year.

During the Income Phase, the charge is pro-rated and collected on a monthly basis, causing a reduction to the monthly annuity payments.

Transfer Fee

We permit 12 free transfers between investment options each contract year. We charge you $10 for each additional transfer that contract year. See "Investment Options" and "Transfers" in this prospectus.

Optional Death Benefit Charges

The fee for the optional death benefit charges is deducted daily as a percentage of your average daily net asset value, as described below:

If age 65 or younger:
  Optional Annual Rachet/*/........ 0.10%
  Optional Equity Assurance/*/..... 0.10%
  Optional Estate Benefit Payment.. 0.20%
  Optional Accidental Death Benefit 0.05%
If age 66 or older:
  Optional Annual Rachet/*/........ 0.15%
  Optional Equity Assurance/*/..... 0.15%
  Optional Estate Benefit Payment.. 0.20%
  Optional Accidental Death Benefit 0.05%

/* /The Enhanced Equity Assurance Plan includes both the Annual Rachet Plan and the Equity Assurance Plan.

Optional Access Protector Fee

The fee for the Access Protector feature is as follows:

                                         Annualized*
                           Contract Year     Fee
                           ------------- -----------
                                 0-7....    0.65%
                                 8+.....    0.45%

/*/ The Access Protector feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

Optional Capital Protector Fee

The fee for the Capital Protector feature is as follows:

                                         Annualized*
                           Contract Year     Fee
                           ------------- -----------
                                0-5.....    0.65%
                                6-10....    0.45%
                                11+.....    none

/*/ The fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your Contract Value. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

Premium Tax

Certain states charge the Company a tax on the premiums you pay into the contract, ranging from zero to 3 1/2%. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

Premium taxes are subject to change without notice. In many states, there is no tax at all. For current information, you should consult your tax advisor.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

================================================================================
                                INCOME OPTIONS
================================================================================

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Center in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Annuitant's 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

Income Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. Contact the Annuity Service Center for more information. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. A natural contract Owner may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. The Annuitant may not be changed in a contract owned by a non-natural Owner.

Option 1 -- Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. If the Annuitant dies after the first payment, then we will make only one payment.

Option 2 -- Life Income With Minimum 10 Year Guarantee

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the Beneficiary for the remainder of the period.

Option 3 -- Joint and Last Survivor Annuity

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of either of you, we will continue to make annuity payments so long as the survivor is alive. We will stop making payments after the last survivor's death.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Separate Account Expenses. Please read the SAI for a more detailed discussion of the income options.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a Contract Value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

    . for life options, your age when payments begin, and in most states, if a Non-Qualified contract, your gender;

    .   the value of your contract in the Variable Portfolios;

    . the 5.00% assumed investment rate used in the annuity table for the contract;

    . the performance of the Variable Portfolios in which you are invested during the time you receive income payments; and

    .   the deduction of any Contract Maintenance Charge.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 5.00% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to Your Money" for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

================================================================================
                                     TAXES
================================================================================

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRA"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions -- Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions -- Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age
70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

================================================================================
                                  PERFORMANCE
================================================================================

We advertise the Money Market Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Series Fund, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

================================================================================
                               OTHER INFORMATION
================================================================================

AIG SunAmerica Life

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors) specialize in retirement savings and retirement products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

AIG SunAmerica Life established Variable Annuity Account Nine ("Separate Account"), under Arizona law on February 4, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

The General Account

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 6.00% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.25% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with Us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See Expenses, above.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

Administration

We are ultimately responsible for the administrative servicing of your contract and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

        Delaware Valley Financial Services
        P.O. Box 3031
        Berwyn, PA 19312-0031
        (800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the assets of the Separate Account.

Ownership

The AllianceBernstein Ovation Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the Owner.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

================================================================================
           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
================================================================================

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us at our Annuity Service Center:

        Delaware Valley Financial Services
        P.O. Box 3031
        Berwyn, PA 19312-0031
        (800) 255-8402

The contents of the SAI are shown below.

Separate Account...........................................................  3
General Account............................................................  3
Performance Data...........................................................  4
Income Payments............................................................  6
Annuity Unit Values........................................................  6
Death Benefits.............................................................  9
Taxes...................................................................... 13
Distribution of Contracts.................................................. 18
Financial Statements....................................................... 18

================================================================================
                      APPENDIX A -- CONDENSED FINANCIALS
================================================================================

                                                                                                         Fiscal Year
                                                                                         Inception to      Ending
                                                                                          12/31/2002     12/31/2003
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $     11.065
   Ending AUV...........................................................................          N/A    $     11.266
   Ending Number of AUs.................................................................          N/A          72,699
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $     11.486
   Ending AUV...........................................................................          N/A    $     12.294
   Ending Number of AUs.................................................................          N/A          17,602
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $     12.150
   Ending AUV...........................................................................          N/A    $     13.769
   Ending Number of AUs.................................................................          N/A          13,443
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000    $      8.212
   Ending AUV........................................................................... $      8.212    $     10.882
   Ending Number of AUs.................................................................       27,829          99,004
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000    $      8.321
   Ending AUV........................................................................... $      8.321    $     10.820
   Ending Number of AUs.................................................................      139,185         578,475
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $     10.646
   Ending AUV...........................................................................          N/A    $     11.637
   Ending Number of AUs.................................................................          N/A          80,285
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $      8.285
   Ending AUV...........................................................................          N/A    $     10.701
   Ending Number of AUs.................................................................          N/A          18,280
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $      8.697
   Ending AUV...........................................................................          N/A    $     11.664
   Ending Number of AUs.................................................................          N/A          64,030
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000    $      9.941
   Ending AUV........................................................................... $      9.941    $      9.807
   Ending Number of AUs.................................................................       18,284          72,183
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000    $      8.209
   Ending AUV........................................................................... $      8.209    $      9.962
   Ending Number of AUs.................................................................       45,019         245,837
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $      9.803
   Ending AUV...........................................................................          N/A    $     12.649
   Ending Number of AUs.................................................................          N/A          55,499
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A    $      8.059
   Ending AUV...........................................................................          N/A    $     11.199
   Ending Number of AUs.................................................................          N/A          55,697
---------------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

                                                                                                                 Fiscal Year
                                                                                                    Inception to   Ending
                                                                                                     12/31/2002  12/31/2003
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      8.626
   Ending AUV......................................................................................          N/A $     11.749
   Ending Number of AUs............................................................................          N/A       88,377
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      7.342
   Ending AUV...................................................................................... $      7.342 $     10.385
   Ending Number of AUs............................................................................       11,196       50,151
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      9.235
   Ending AUV...................................................................................... $      9.235 $     10.791
   Ending Number of AUs............................................................................      143,153      407,068
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $     10.464
   Ending AUV...................................................................................... $     10.464 $     10.665
   Ending Number of AUs............................................................................       69,892      200,550
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      9.065
   Ending AUV......................................................................................          N/A $     10.593
   Ending Number of AUs............................................................................          N/A       26,634
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      8.599
   Ending AUV...................................................................................... $      8.599 $     10.866
   Ending Number of AUs............................................................................       60,980      207,401
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $     10.000
   Ending AUV......................................................................................          N/A $     10.772
   Ending Number of AUs............................................................................          N/A       24,698
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      8.870
   Ending AUV......................................................................................          N/A $     12.371
   Ending Number of AUs............................................................................          N/A        4,960
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     10.677
   Ending AUV...................................................................................... $     10.677 $     11.275
   Ending Number of AUs............................................................................       32,182       97,565
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     11.058
   Ending AUV...................................................................................... $     11.058 $     12.320
   Ending Number of AUs............................................................................        8,368       16,366
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     10.514
   Ending AUV...................................................................................... $     10.514 $     13.798
   Ending Number of AUs............................................................................        6,171       19,373
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $      9.670
   Ending AUV...................................................................................... $      9.670 $     11.648
   Ending Number of AUs............................................................................       11,363       91,381
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $      8.281
   Ending AUV...................................................................................... $      8.281 $     10.719
   Ending Number of AUs............................................................................       21,802       30,751
-----------------------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

                                                                                                      Fiscal Year
                                                                                      Inception to      Ending
                                                                                       12/31/2002     12/31/2003
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      8.225
   Ending AUV........................................................................ $      8.225    $     11.681
   Ending Number of AUs..............................................................       21,132          41,226
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      9.239
   Ending AUV........................................................................ $      9.239    $     12.660
   Ending Number of AUs..............................................................       30,588          80,352
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      7.655
   Ending AUV........................................................................ $      7.655    $     11.212
   Ending Number of AUs..............................................................       29,720          54,346
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      8.471
   Ending AUV........................................................................ $      8.471    $     11.770
   Ending Number of AUs..............................................................       64,680         108,756
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      8.996
   Ending AUV........................................................................ $      8.996    $     10.608
   Ending Number of AUs..............................................................       12,445          27,424
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000    $      8.818
   Ending AUV........................................................................ $      8.818    $     12.444
   Ending Number of AUs..............................................................        6,689           8,328
---------------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

================================================================================
   APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS
                        ISSUED ON OR AFTER MAY 3, 2004
================================================================================

If the spousal Beneficiary elects to continue the contract (the "Continuing Spouse") and the contract death benefit exceeded the Contract Value, we will add a "Continuation Contribution" to the contract. The Continuation Contribution will be an amount equal to the positive differences between the death benefit otherwise payable and the Contract Value. If applicable, the Continuation Contribution amount will be added to the Contract Value as of the Continuation Date. The Continuation Date is the date we receive all required paperwork to otherwise process a death claim, as well as the spousal Beneficiary's written election to continue the contract.

Death benefit calculations upon a Continuing Spouse's death include a value we call "Continuation Net Purchase Payments." Continuation Net Purchase Payments is an amount equal to: (1) the Contract Value on the Continuation Date, including any applicable Continuation Contribution, plus (2) any Purchase Payments made after the Continuation Date, less (3) adjustments for withdrawals made after the Continuation Date. Each adjustment is in the same proportion that the Contract Value was reduced on the date of each such withdrawal. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the Contract Value on the Continuation Date, including any applicable Continuation Contribution.

We calculate and pay the death benefit upon a Continuing Spouse's death when we receive all required paperwork and satisfactory proof of death. The term "withdrawals" as used below refers to withdrawals and any fees and charges applicable to those withdrawals. The term "maximum continuation age" refers to the attained age of the Continuing Spouse as of the Continuation Date; if the Continuing Spouse is over the maximum continuation age, the benefit may not be continued and the corresponding charge will no longer be deducted.

If the original owner purchased the contract on or after May 3, 2004, the death benefit calculations upon a Continuing Spouse's death are as follows:

Standard Death Benefit:

The death benefit is the greater of:

    1.  Contract Value; or

    2.  Continuation Net Purchase Payments.

Annual Ratchet Plan. (Maximum continuation age is 80.) We will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  Continuation Net Purchase Payments; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Continuation Net Purchase Payments.

Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greater of:

    1.  Contract Value; or

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse's 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        0%           1 through 12 months after Continuation Net Purchase Payment receipt;
        1%           13 through 24 months after Continuation Net Purchase Payment receipt;
        2%           25 through 36 months after Continuation Net Purchase Payment receipt;
        3%           37 through 48 months after Continuation Net Purchase Payment receipt;
        4%           49 through 60 months after Continuation Net Purchase Payment receipt;
        5%           61 through 72 months after Continuation Net Purchase Payment receipt;
        6%           73 through 84 months after Continuation Net Purchase Payment receipt;
        7%           85 months or more after Continuation Net Purchase Payment receipt, and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 80th birthday.

Enhanced Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made after that Contract Anniversary; or

       (b) 200% of Continuation Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse's 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the Continuing Spouse's 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        0%           1 through 12 months after Continuation Net Purchase Payment receipt;
        1%           13 through 24 months after Continuation Net Purchase Payment receipt;
        2%           25 through 36 months after Continuation Net Purchase Payment receipt;

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        3%           37 through 48 months after Continuation Net Purchase Payment receipt;
        4%           49 through 60 months after Continuation Net Purchase Payment receipt;
        5%           61 through 72 months after Continuation Net Purchase Payment receipt;
        6%           73 through 84 months after Continuation Net Purchase Payment receipt;
        7%           85 months or more after Continuation Net Purchase Payment receipt, and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 80th birthday.

Enhanced Death Benefit Rider (Estate Benefit Payment). (Maximum continuation age is 80.)

If the original Owner selected the estate benefit payment and the Continuing Spouse continues the benefit, we will add to any death benefit otherwise payable the amount of the Estate Benefit Payment, determined as follows:

If the Continuing Spouse is age 60 or younger as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 70% of Continuation Net Purchase Payments or (b) 70% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 61 and 70 as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 50% of Continuation Net Purchase Payments or (b) 50% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 71 and 80 as of the date of the Continuation Date, the estate benefit payment will equal the lesser of (a) 30% of Continuation Net Purchase Payments or (b) 30% of the Contract Value less Continuation Net Purchase Payments.

Please forward a copy (without charge) of the AllianceBernstein Ovation Advantage Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

------------------------------------------
Name

------------------------------------------
Address

------------------------------------------
City/State/Zip

------------------------------------------
Date

------------------------------------------
Signed

                 Return to: Annuity Service Center
                            Delaware Valley Financial Services
                            P.O. Box 3031
                            Berwyn, PA 19312-0031

                                  PROSPECTUS

             ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   issued by

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              in connection with

                         VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AllianceBernstein Ovation Advantage Variable Annuity.

The annuity has several fixed and variable investment choices--Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"), managed by Alliance Capital Management L.P. Only Class B shares are currently offered in this contract.

             AllianceBernstein          AllianceBernstein Real
             Americas Government        Estate Investment
             Income Portfolio           Portfolio
             AllianceBernstein Global   AllianceBernstein Small
             Bond Portfolio             Cap Growth Portfolio
             AllianceBernstein Global   AllianceBernstein Small
             Dollar Government          Cap Value Portfolio
             Portfolio
             AllianceBernstein Growth   AllianceBernstein
             Portfolio                  Technology Portfolio
             AllianceBernstein Growth   AllianceBernstein Total
             and Income Portfolio       Return Portfolio
             AllianceBernstein          AllianceBernstein U.S.
             High-Yield Portfolio       Government/High Grade
                                        Securities Portfolio
             AllianceBernstein          AllianceBernstein U.S.
             International Portfolio    Large Cap Blended Style
                                        Portfolio
             AllianceBernstein          AllianceBernstein Utility
             International Value        Income Portfolio
             Portfolio
             AllianceBernstein Money    AllianceBernstein Value
             Market Portfolio           Portfolio
             AllianceBernstein Premier  AllianceBernstein
             Growth Portfolio           Worldwide Privatization
                                        Portfolio*
* An equity fund seeking long-term capital appreciation.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

    .   are not bank deposits

    .   are not federally insured

    .   are not endorsed by any bank or government agency

    .   are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                  May 3, 2004

================================================================================
                               TABLE OF CONTENTS
================================================================================

         GLOSSARY..................................................  4

         HIGHLIGHTS................................................  5

         FEE TABLES................................................  7

         EXAMPLES..................................................  9

         THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY.. 11

         PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE
           ANNUITY................................................. 12
             Allocation of Purchase Payments....................... 12
             Right to Cancel....................................... 13
             Exchange Offers....................................... 13

         INVESTMENT OPTIONS........................................ 14
             Variable Portfolios................................... 14
             Accumulation Units.................................... 14
             Fixed Account Options................................. 15
             Dollar Cost Averaging Fixed Accounts.................. 16
             Transfers During the Accumulation Phase............... 16
             Dollar Cost Averaging Program......................... 17
             Asset Rebalancing Program............................. 18
             Voting Rights......................................... 19
             Substitution.......................................... 19

         ACCESS TO YOUR MONEY...................................... 19
             Systematic Withdrawal Program......................... 20
             Minimum Contract Value................................ 20

         OPTIONAL LIVING BENEFITS.................................. 21
             Access Protector Feature.............................. 21
             Capital Protector Feature............................. 26

         DEATH BENEFITS............................................ 28
             Death of the Annuitant................................ 29
             Standard Death Benefit................................ 29
             Optional Death Benefits............................... 30
             Spousal Continuation.................................. 33

         EXPENSES.................................................. 34
             Separate Account Charges.............................. 34
             Withdrawal Charges.................................... 34
             Investment Charges.................................... 35
             Contract Maintenance Fee.............................. 35
             Transfer Fee.......................................... 35
             Optional Death Benefit Charges........................ 36
             Optional Access Protector Fee......................... 36
             Optional Capital Protector Fee........................ 36
             Premium Tax........................................... 36

    Income Taxes.......................................................................  37
    Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited..  37

INCOME OPTIONS.........................................................................  37
    Annuity Date.......................................................................  37
    Income Options.....................................................................  38
    Fixed or Variable Income Payments..................................................  38
    Income Payments....................................................................  38
    Deferment of Payments..............................................................  39

TAXES..................................................................................  39
    Annuity Contracts in General.......................................................  39
    Tax Treatment of Distributions -- Non-Qualified Contracts..........................  40
    Tax Treatment of Distributions -- Qualified Contracts..............................  40
    Minimum Distributions..............................................................  41
    Tax Treatment of Death Benefits....................................................  41
    Contracts Owned by a Trust or Corporation..........................................  42
    Gifts, Pledges and/or Assignments of a Contract....................................  42
    Diversification and Investor Control...............................................  42

PERFORMANCE............................................................................  43

OTHER INFORMATION......................................................................  43
    AIG SunAmerica Life................................................................  43
    The Separate Account...............................................................  43
    The General Account................................................................  44
    Payments in Connection with Distribution of the Contract...........................  44
    Administration.....................................................................  45
    Legal Proceedings..................................................................  45
    Ownership..........................................................................  45
    Registration Statement.............................................................  45

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...............................  46

APPENDIX A -- CONDENSED FINANCIALS..................................................... A-1

APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............................ B-1

================================================================================
                                   GLOSSARY
================================================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase -- The period during which you invest money in your contract.

Accumulation Units -- A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) -- The person(s) on whose life (lives) we base income payments.

Annuity Date -- The date on which income payments are to begin, as selected by you.

Annuity Units -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) -- The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company -- AIG SunAmerica Life Assurance Company, AIG SunAmerica Life, we, us, or our, the insurer that issues this contract. Only "AIG SunAmerica Life" is a capitalized term in this prospectus.

Contract Value -- The dollar value as of any valuation date of all amounts accumulated under your contract.

Income Phase -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

Latest Annuity Date -- The first day of the calendar month following the Annuitant's 90th birthday or such earlier date as may be set by applicable law.

Non-Qualified (contract) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Series Fund -- Refers to AllianceBernstein Variable Products Series Fund, Inc.

Variable Portfolio(s) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective. The currently available Variable Portfolios are managed by Alliance Capital Management, L.P., the investment adviser for AllianceBernstein Variable Products Series Fund, Inc. The underlying investment portfolios may also be referred to as "Underlying Portfolios."

================================================================================
                                  HIGHLIGHTS
================================================================================

AIG SunAmerica Life offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges, and expenses. When working with your financial representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

The AllianceBernstein Ovation Advantage Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement. We will issue the contract as an individual contract in some states and as a certificate under a group contract in other states.

Right to Cancel: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment we will accept is $2,000. For more information on purchasing a contract, see "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Expenses: There are fees and charges associated with the contract. We deduct a separate account charge based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the separate account charge, deducted daily, equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the separate account charge, deducted daily, equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. Optional death benefit features are available under the contract for additional fees. For contract owners under age 66 at the time the fee is charged, the optional death benefit fees ranges from 0.05% to 0.40%; and for contract owners age 66 and older at the time the fee is charged, the optional death benefit fee ranges from 0.05% to 0.45%. There are investment charges on amounts invested in the Variable Portfolios. If you elect any optional features available under the contract we may charge additional fees for these features. A separate account withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges will no longer apply to that portion of the Purchase Payment. See the "Fee Table," "Purchasing an AllianceBernstein Ovation Variable Annuity" and "Expenses" in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Access to Your Money" and "Taxes" in this prospectus.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. This contract provides five death benefit options. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, one or more optional death benefits. See "Death Benefits" in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from three different income options, including an option for income that you cannot outlive. See "Income Options" in this prospectus.

Inquiries: If you have questions about your contract call your financial representative or contact us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                  FEE TABLES
================================================================================

The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. If applicable, you may also be subject to state premium taxes.

Maximum Owner Transaction Expenses

     Withdrawal Charges (as a percentage of each Purchase Payment) (1) 6.0%

Transfer Fee
No charge for first 12 transfers each contract year; thereafter, fee is $10 per transfer. (2)

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying portfolios fees and expenses which are outlined in the next section.

Contract Maintenance Charge
$30 (waived if Contract Value is $50,000 or more)

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

               If age 65 or younger at contract issue:
                 Separate Account Annual Expenses (3)...... 1.65%
                 Optional Annual Ratchet Plan (4,5)........ 0.05%
                 Optional Equity Assurance Plan (4,5)...... 0.10%
                 Optional Estate Benefit Payment........... 0.20%
                 Optional Accidental Death Benefit......... 0.05%
                                                            -----
                   Total Separate Account Annual Expenses.. 2.05%
                                                            =====

               If age 66 or older at contract issue:
                 Separate Account Annual Expenses (3)...... 1.75%
                 Optional Annual Ratchet Plan (4,5)........ 0.05%
                 Optional Equity Assurance Plan (4,5)...... 0.15%
                 Optional Estate Benefit Payment........... 0.20%
                 Optional Accidental Death Benefit......... 0.05%
                                                            -----
                   Total Separate Account Annual Expenses.. 2.20%
                                                            =====

ADDITIONAL OPTIONAL FEATURE FEES
You may elect either the Access Protector or Capital Protector feature as described below.

Optional Access Protector Fee

                      Contract Year Annualized Charge (6)
                      ------------- ---------------------
                           0-7.....         0.65%
                           8+......         0.45%

Optional Capital Protector Fee

                      Contract Year Annualized Charge (7)
                      ------------- ---------------------
                           0-5.....         0.65%
                          6-10.....         0.45%
                           11+.....         none

-------------
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years:

                                   Years
                                -----------
                                1   2   3   4+
                                --  --  --  --
                                6%  6%  5%  0%

(2) Transfers for dollar cost averaging or asset rebalancing are not counted against your 12 free transfers.
(3) The Separate Account Annual Expenses are based on the age of the owner at contract issue.
(4) The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan.
(5) The optional death benefits/fees are based on the attained age of the owner at the time the fee is charged.
(6) The Access Protector is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.
(7) The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your Contract Value at the end of the first contract quarter and quarterly thereafter. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the Underlying Portfolios of the Series Fund before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning Series Fund fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

Total Annual Underlying Portfolio Expenses                                   Minimum  Maximum
------------------------------------------                                   ------- ---------
(expenses that are deducted from Underlying Portfolios of the Series Fund, including management fees, other expenses and 12b-1 fees, if applicable) (1)  0.91%  8.25% (2)

-------------
(1) For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.
(2) Alliance Capital contractually waives a portion of its advisory fee and reimburses certain other expenses of the U.S. Large Cap Blended Style Portfolio, which is the maximum charge represented. The contractual waiver for the U.S. Large Cap Blended Style Portfolio extends through May 1, 2005 and may be extended by Alliance Capital for additional one-year terms. When the waivers are taken into account the maximum portfolio expense is 2.41%. The waivers do not affect the minimum portfolio expense.

================================================================================
                                   EXAMPLES
================================================================================

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses and expenses of the Underlying Portfolios of the Series Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account expenses of 2.20% and investment in an Underlying Portfolio with total expenses of 8.25%.)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (age 66+:
    Annual Ratchet Plan, 0.05%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
         $1,681                     $3,547                     $4,779             $8,229
=========================  =========================  =========================   ======

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $975                      $2,781                     $4,411             $7,825
=========================  =========================  =========================   ======

(3) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (age 66+: Annual Ratchet Plan, 0.05%; Equity Assurance Plan, 0.15%; Estate Benefit Payment, 0.20%; Accidental Death Benefit, 0.05%; Access Protector, 0.65% for years 0-7, 0.45% for years 8-10):

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
         $1,081                     $3,047                     $4,779             $8,229
=========================  =========================  =========================   ======

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account expenses of 1.75% and investment in an Underlying Portfolio with total expenses of 0.91%.)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $874                      $1,341                     $1,435             $3,041
=========================  =========================  =========================   ======

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $269                       $826                      $1,410             $2,993
=========================  =========================  =========================   ======

(3) If you do not surrender your contract and do not elect any optional benefits or features:

         1 YEAR                     3 YEARS                    5 YEARS           10 YEARS
         ------                     -------                    -------           --------
          $274                       $841                      $1,435             $3,041
=========================  =========================  =========================   ======

Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the Separate Account (contract level) as well as the Variable Portfolio expenses. The expense examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access To Your Money below. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for Contract Values over $50,000. Additional information on the Variable Portfolios' fees and expenses can be found in the Series Fund prospectus located behind this prospectus.
2. In addition to the stated assumptions, the Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you are age 65 or younger at the time you purchased your contract expenses will be lower than those shown in these tables. If your attained age is 65 or younger at the time the fee for the Optional Annual Rachet, Optional Equity Assurance, or Optional Enhanced Equity Assurance benefits is assessed, or you did not elect those benefits, your expenses would be lower than those shown in these tables. If you elected the Capital Protector, instead of Access Protector, your expenses would be lower than those shown in the tables. The fee for the Capital Protector and Access Protector features are not calculated as a percentage of your daily net asset value, but on other calculations more fully described in the prospectus.
4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

================================================================================
           THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

AIG SunAmerica Life Assurance Company issues the AllianceBernstein Ovation Advantage Variable Annuity. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

When you purchase an AllianceBernstein Ovation Advantage Variable Annuity, a contract exists between you and AIG SunAmerica Life. You are the Owner of the contract. The contract provides three main benefits:

    1. Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

    2. Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    3. Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers fixed account options for varying time periods. The fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to a fixed account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option in which you invest.

For more information on investment options available under this contract please see "Investment Options" in this prospectus.


This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

================================================================================
      PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of AIG SunAmerica Life, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required at any time.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator.

We may not issue a contract to anyone age 86 or older on the contract issue date (effective date of the contract). In general, we will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age-driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies, including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the SAI for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

    .   Send your money back to you, or;

    . Ask your permission to keep your money until we get the information necessary to issue the contract.

Right to Cancel

You may cancel your contract within ten days after receiving it (or longer if required by state law). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031

If you decide to cancel your contract during this examination period, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a written request mailed during the examination period as described above and in the contract. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a written request as discussed above. With respect to those contracts, we reserve the right to put your money in the Money Market Portfolio during the examination period and will allocate your money according to your instructions at the end of the applicable examination period. Currently, we do not put your money in the Money Market Portfolio during the examination period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the examination period, we return the greater of
(1) your Purchase Payments; or (2) the value of your contract. At the end of the examination period, we allocate your money according to your instructions.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

================================================================================
                              INVESTMENT OPTIONS
================================================================================

Variable Portfolios

The Variable Portfolios invest in shares of the Trust, AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"). The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P. is the investment adviser to the Series Fund. The Series Fund also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/ unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Series Fund believes that offering shares of the Series Fund in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts. Only Class B shares are currently offered in this contract.

The Variable Portfolios are listed below:

    AllianceBernstein Americas Government Income Portfolio
    AllianceBernstein Global Bond Portfolio
    AllianceBernstein Global Dollar Government Portfolio
    AllianceBernstein Growth Portfolio
    AllianceBernstein Growth and Income Portfolio
    AllianceBernstein High-Yield Portfolio
    AllianceBernstein International Portfolio
    AllianceBernstein International Value Portfolio
    AllianceBernstein Money Market Portfolio
    AllianceBernstein Premier Growth Portfolio
    AllianceBernstein Real Estate Investment Portfolio
    AllianceBernstein Small Cap Growth Portfolio
    AllianceBernstein Small Cap Value Portfolio
    AllianceBernstein Technology Portfolio
    AllianceBernstein Total Return Portfolio
    AllianceBernstein U.S. Government/High Grade Securities Portfolio AllianceBernstein U.S. Large Cap Blended Style Portfolio
    AllianceBernstein Utility Income Portfolio
    AllianceBernstein Value Portfolio
    AllianceBernstein Worldwide Privatization Portfolio*

* An equity fund seeking long-term capital appreciation.

You should read the attached prospectus for the Trust carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before

4 p.m. Eastern Time, or on the next business day's unit value if we receive your money after 4 p.m. Eastern Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

    1. We determine the total value of money invested in a particular Variable Portfolio;

    2.  We subtract from that amount all applicable contract charges; and

    3.  We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated, or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Death Benefit or the Contract Maintenance Charge is deducted. Accumulation Units are also deducted when you make a withdrawal or transfer out of a Variable Portfolio.

    Example:

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

    . Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

    . Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

    . Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available in all states. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific dollar cost averaging fixed accounts. The rules, restrictions and operation of the DCA fixed accounts may differ from the standard FAGPs described above, please see "Dollar Cost Averaging Program" below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging fixed accounts ("DCA fixed accounts"), if available. DCA fixed accounts also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCA fixed accounts while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA fixed account may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCA fixed account the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCA fixed accounts offered at any time in our sole discretion and we reserve the right to change to DCA fixed accounts that we make available at any time, unless state law requires us to do otherwise. See "Dollar Cost Averaging Program" below for more information.

Transfers During the Accumulation Phase

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the close of the NYSE, generally at 4:00 p.m. Eastern Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

  .   the number of transfers made in a defined period;

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Portfolio involved in the transfer;

  . the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

  . whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. We allow 12 free transfers per contract per year. We charge $10 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA or Asset Rebalancing programs do not count against your 12 free transfers per year.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purpose of determining the number of transfers for the U.S. Mail requirement.

We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, see "Income Options" below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of the Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 12 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed account options are not available as target accounts for the DCA program.

We may also offer the DCA fixed accounts for a specified time period exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments of at least $12,000. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

    Money Market Portfolio Example:

    Assume that you want to gradually move $12,000 from the Money Market Portfolio to the Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------- ---------------
                      1        $ 7.50           266.667
                      2        $ 5.00             400
                      3        $10.00             200
                      4        $ 7.50           266.667
                      5        $ 5.00             400
                      6        $ 7.50           266.667

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 12 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Global Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

Voting Rights

AIG SunAmerica Life is the legal owner of the Series Fund shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares we own in the same proportion as the voting instructions we receive. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payments allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

================================================================================
                             ACCESS TO YOUR MONEY
================================================================================

You can access money in your contract in two ways:

    .   by making a partial or total withdrawal, and/or;

    . by receiving income payments during the Income Phase. See "Income Options" below.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire Contract Value, we may also deduct a contract maintenance charge. See "Expenses" below.

Purchase Payments that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. See "Expenses" below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw money during a withdrawal charge period. You should fully discuss this decision with your financial representative.

You may request a partial surrender for a minimum of $500. Your Contract Value must be at least $2,000 after the partial surrender, or we may cancel the contract. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

You may withdraw free of a withdrawal charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the Contract Value less premium paid and not previously surrendered or (2) 10% of remaining unsurrendered Purchase Payment paid less the amount of any prior surrender since the last contract anniversary. Withdrawals in excess of the free withdrawal amount will be assessed a withdrawal charge. When you make a withdrawal, we assume that it is taken from earnings first, then from Purchase Payment on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. We return to you your Contract Value less any applicable fees and charges.

Under certain Qualified plans, access to the money in your contract may be restricted. Withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. See "Taxes" in this prospectus.

We may be required to suspend or postpone any type of payment for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.

Additionally, we reserve the right to defer payments from a fixed account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, provided you have a minimum Contract Value of $24,000, you may elect to receive periodic income payments under the systematic withdrawal program, up to a maximum of 10% of your Contract Value each year. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge may apply. You may not elect this program if you have made a partial surrender earlier in the same contract year.

The Annuity Service Center can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, we may terminate your contract if your contract is less than $2,000 as a result of partial withdrawals. We will provide you with sixty days' written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

================================================================================
                           OPTIONAL LIVING BENEFITS
================================================================================

You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

Access Protector Feature

What is Access Protector?

Access Protector is an optional feature available only on contracts issued on or after May 3, 2004 and subject to state availability. If you elect this feature, for which you will be charged an annualized fee, you are guaranteed to receive withdrawals over a minimum number of years that in total equals at least the initial Purchase Payment adjusted for withdrawals, even if the contract value falls to zero. Access Protector may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your Benefit Effective Date. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the Benefit Availability Date. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be canceled. The Access Protector has rules and restrictions that are discussed more fully below.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the Eligible Purchase Payments according to the table below.

        Time Elapsed Since
        Benefit Effective Date Percentage of Eligible Purchase Payments
        ---------------------- ----------------------------------------
               0-90 Days......                   100%
               91 Days +......                     0%

Second, we determine the Withdrawal Benefit Base ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a Step Up Amount which is calculated as a specified percentage of the WBB on the Benefit Availability Date. The Step-Up Amount is not a considered a Purchase Payment and cannot be used in any calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the Stepped-Up Benefit Base ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the Maximum Annual Withdrawal Amount ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the Minimum Withdrawal Period ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Access Protector options we are offering as applicable on the Benefit Availability Date:

                                                                           MWP
                                                                         (if MAWA
                                                   Step-Up      MAWA    Taken Each
                Benefit Availability Date          Amount    Percentage   year)
   -            -------------------------          -------   ---------- ----------
Option 1 3 years following Benefit Effective Date 10% of WBB 10% of WBB  11 years
Option 2 5 Years following Benefit Effective Date 20% of WBB 10% of WBB  12 years

   Example 1:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date. Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% x $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 x 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

What is the fee for Access Protector?

The annualized Access Protector fee will be assessed and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                      Time Elapsed Since the  Annualized
                      Benefit Effective Date     Fee
                      ----------------------  ----------
                             0-7 years...... 0.65% of WBB
                             8+ years....... 0.45% of WBB

What is the effect of withdrawals on Access Protector?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is depleted, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Access Protector through the calculations below:

    Contract Value: Any withdrawal reduces the contract value by the amount of the withdrawal.

    WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal.

    Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or
    (b), where:

       a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

    SBB: Since withdrawals prior to the Benefit Availability Date reduce the WBB proportionately, the SBB will likewise be reduced proportionately during that period of time.

    After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

       a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

    MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

    MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

    During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

   Example 2  -- Impact of Withdrawals prior to the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% x 100,000) = $90,000). Your SBB on the Benefit
    Availability Date is your WBB plus a Step-Up Amount calculated as 20% of your WBB (20% x $90,000 = $18,000). The SBB equals $108,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 12 years ($108,000/$9,000 = 12).

   Example 3 -- Impact of Withdrawals less than or equal to MAWA after the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

   Example 4 -- Impact of Withdrawals in excess of MAWA after the Benefit Availability Date:

    Assume you elect Access Protector option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. You contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($125,000/$5,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

What happens if my contract value is reduced to zero?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Access Protector feature. While a benefit is payable under Access Protector until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Access Protector, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Access Protector benefit, you may select one of the following options:

    a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

    b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

    c.  any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Access Protector upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Access Protector and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Access Protector upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Access Protector be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

    1. Withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more; or

    2.  SBB is equal to zero; or

    3.  Annuitization of the contract; or

    4.  Full Surrender of the contract; or

    5.  Death benefit is paid; or

    6. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

Important Information

The Access Protector may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Access Protector does not guarantee a withdrawal of a majority of those payments. You may never need to rely on Access Protector if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and any other benefits under the contract.

If you need to or are required to take minimum required distributions ("MRD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Access Protector. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59/1//\\2\\ at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

The Access Protector cannot be elected if you elect the Capital Protector feature. We reserve the right to limit the maximum WBB to $1 million. Access Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Access Protector. We reserve the right to modify, suspend or terminate Access Protector (in its entirety or any component) at any time for prospectively issued contracts.

Capital Protector Feature

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Access Protector. See Access Protector above.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be canceled?

Generally, this feature and its corresponding charge cannot be canceled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                  Percentage of Purchase Payments
            Time Elapsed Since            included in the
            Effective Date     Capital Protector Benefit Calculation
            ------------------ -------------------------------------
                 0-90 days....                  100%
                 91+ days.....                    0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Annual Rachet Plan, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                                          Annualized
                            Contract Year   Fee *
                            ------------- ----------
                                 0-5.....    0.65%
                                 6-10....    0.45%
                                 11+.....    none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts. If you purchase your contract in the state of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the capital protector feature (in its entirety or any component) at any time for prospectively issued contracts.

================================================================================
                                DEATH BENEFITS
================================================================================

If the Owner dies during the Accumulation Phase of your contract, we pay a death benefit to the Beneficiary. At the time you purchase your contract, you must select a death benefit option. The Standard Death Benefit is automatically included in your contract for no additional fee. We also offer, for an additional fee, other death benefit options. Death benefit elections must be made at the time you purchase the contract, and may not be terminated at a later date, except when your spouse continues the contract. See "Spousal Continuation" below. All optional death benefits may not be available in all states. You should discuss the available options with your financial representative to determine which options are best for you.

We do not pay the death benefit if an Owner dies after beginning the Income Phase. However, if an Owner dies during the Income Phase, any remaining guaranteed income payments will be made in accordance with the income option selected. See "Income Options" in this prospectus.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If the contract is jointly owned, the surviving joint Owner will be the primary Beneficiary and any other Beneficiary will be treated as the contingent Beneficiary unless specifically requested otherwise.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

    1.  a certified copy of the death certificate; or

    2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    3. a written statement by a medical doctor who attended the deceased at the time of death; or

    4.  any other proof satisfactory to Us.

The Beneficiary may elect one of the following death benefit payment options unless previously chosen by the Owner to be paid as follows:

    1. payment of the entire death benefit within 5 years of the date of your death; or

    2. payment over the lifetime of the designated Beneficiary with distribution beginning within 1 year of the date of your death; or

    3. if the designated Beneficiary is your spouse, he/she can continue this contract in his or her own name. See "Spousal Continuation" below.

The death benefit amount paid remains in the Variable Portfolios until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risks. These risks are borne by the Beneficiary.

If an Owner dies on or after the Annuity Date, any payments remaining will be made pursuant to the Annuity Option in force on the date of the Owner's Death.

Death of the Annuitant

If the Annuitant is an individual other than the Owner, and if the Annuitant dies during the Accumulation Phase, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of our receipt of proof of death, the Owner will be the new Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner. If the Annuitant dies during the Income Phase, the remaining payments, if any, will be as specified in the Income Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced Contract Value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the Contract Value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the Contract Value is reduced by taking the amount of the withdrawal in relation to the Contract Value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

Standard Death Benefit

The standard death benefit on your contract is the greater of:


    1. the Contract Value on the date we receive all required paperwork and satisfactory proof of death; or

    2.  Net Purchase Payments.

Optional Death Benefits

If you purchase your contract on or after May 3, 2004, the optional death benefits described below are available. For an additional fee, you may elect one or more Optional Death Benefits. These elections must be made at the time of contract issue and may not be terminated at a later date by you. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your Contract Value each month.

If you allocate any portion of your Contract Value to either the AllianceBernstein Money Market Portfolio or available fixed account option, your election, if any, of the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan will be terminated. We will notify you in writing before terminating these death benefits. If we terminate the Equity Assurance Plan and/or the Enhanced Equity Assurance Plan, the fee for the death benefit options will no longer be deducted. However, you may continue to allocate new Purchase Payments to either the AllianceBernstein Money Market Portfolio or available fixed account option as part of Dollar Cost Averaging, without terminating the Equity Assurance Plan or the Enhanced Equity Assurance Plan.

Annual Ratchet Plan. (Maximum issue age is 80.) If you elect the Annual Ratchet Plan, we will pay a death benefit equal to the greatest of:

    1.  Contract Value;

    2.  Net Purchase Payments; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments.

Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Equity Assurance Plan, we will pay a death benefit equal to the greater of:

    1.  Contract Value; or

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

   Annual Interest Rate Period When Death Occurs
   -------------------- ------------------------
           0%           1 through 12 months after Purchase Payment receipt;
           1%           13 through 24 months after Purchase Payment receipt;
           2%           25 through 36 months after Purchase Payment receipt;
           3%           37 through 48 months after Purchase Payment receipt;
           4%           49 through 60 months after Purchase Payment receipt;
           5%           61 through 72 months after Purchase Payment receipt;
           6%           73 through 84 months after Purchase Payment receipt;
           7%           85 months or more after Purchase Payment receipt, and

       (b) is equal to Net Purchase Payments paid after the first Contract Anniversary following the Owner's 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) If you elect the Enhanced Equity Assurance Plan, we will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary, plus any Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the Net Purchase Payments made on or before the first Contract Anniversary following the 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years):

   Annual Interest Rate Period When Death Occurs
   -------------------- ------------------------
           0%           1 through 12 months after Purchase Payment receipt;
           1%           13 through 24 months after Purchase Payment receipt;
           2%           25 through 36 months after Purchase Payment receipt;
           3%           37 through 48 months after Purchase Payment receipt;
           4%           49 through 60 months after Purchase Payment receipt;
           5%           61 through 72 months after Purchase Payment receipt;
           6%           73 through 84 months after Purchase Payment receipt;
           7%           85 months or more after Purchase Payment receipt, and

       (b) is equal to Net Purchase Payments paid after the first Contract Anniversary following the 80th birthday.

Each Purchase Payment will accumulate interest for a maximum of 7 years from the time is it applied to the contract.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or
(b) 70% of the Contract Value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the Contract Value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the Contract Value less Net Purchase Payments.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

    1.  the Contract Value as of the date the death benefit is determined; or

    2.  $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a continuing spouse.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

    . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

    . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

    . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

    .   declared or undeclared war or any act thereof; or

    .   service in the military, naval or air service of any country.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday.

For all Death Benefits Purchased After May 3, 2004

Regardless of any reference in the Contract to the contrary, if a contract has two owners and either owner dies during the Accumulation Phase, we will pay the selected death benefit to the Beneficiary, whether or not you have designated a primary owner. All death benefits are calculated as of the date we receive all required paperwork and satisfactory proof of death. All age related benefits and/or restrictions will utilize the age of the older owner. All death benefits will cease to be in effect on the Latest Annuity Date, unless otherwise noted. If your contract was issued prior to May 3, 2004, please see the SAI for optional death benefit information.

Spousal Continuation

If you are the Owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new Owner ("Continuing Spouse") of the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, and the optional death benefit charge may change due to the age of the Continuing Spouse. If the Continuing Spouse makes new Purchase Payments, those Purchase Payments will be subject to withdrawal charges. However, Purchase Payments made by the original owner that were subject to a withdrawal charge will no longer be subject to a withdrawal charge after a spousal continuation. See "Withdrawal Charges" below. A spousal continuation can only take place upon the death of the original Owner of the contract and may be elected only one time during the life of the contract.

Upon spousal continuation, we will contribute to the Contract Value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the Contract Value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original Owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

On the Continuation Date, the Continuing Spouse may terminate the original Owner's election(s) of the optional death benefits. The age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, we will terminate the benefit and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original Owner. This is because the death benefit amount paid remains invested until withdrawn.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

================================================================================
                                   EXPENSES
================================================================================

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts separate account charges based on the age of the contract owner at the time of contract issue. For contract owners under age 66 at the time of purchase, the separate account charge equals 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios; and for contract owners age 66 and over at the time of contract purchase, the separate account charge equals 1.75% annually of the average daily value of your contract allocated to the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the separate account expenses and other fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The separate account expenses are expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

Withdrawal Charges

The contract provides a free withdrawal amount every year. See "Access to Your Money" in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a three year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

                                   Years
                                ---------------
                                1   2   3   4+
                                --  --  --  --
                                6%  6%  5%  0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See "Access to Your Money."

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your Contract Value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See "Income Options" below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See "Taxes" below.

Investment Charges

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

12b-1 Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See "Fee Tables" in this prospectus.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your Contract Value once per year. This fee partially compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your Contract Value on your contract anniversary. If you withdraw your entire Contract Value, we deduct the fee from that withdrawal. If your Contract Value or full withdrawal is $50,000 or more on your contract anniversary date, we will waive the charge for that year.

During the Income Phase, the charge is pro-rated and collected on a monthly basis, causing a reduction to the monthly annuity payments.

Transfer Fee

We permit 12 free transfers between investment options each contract year. We charge you $10 for each additional transfer that contract year. See "Investment Options" and "Transfers" in this prospectus.

Optional Death Benefit Charges

The fee for the optional death benefit charges is deducted daily as a percentage of your average daily net asset value, as described below:

If age 65 or younger:
  Optional Annual Rachet/*/........ 0.05%
  Optional Equity Assurance/*/..... 0.10%
  Optional Estate Benefit Payment.. 0.20%
  Optional Accidental Death Benefit 0.05%
If age 66 or older:
  Optional Annual Rachet/*/........ 0.05%
  Optional Equity Assurance/*/..... 0.15%
  Optional Estate Benefit Payment.. 0.20%
  Optional Accidental Death Benefit 0.05%

/* /The Enhanced Equity Assurance Plan includes both the Annual Rachet Plan and the Equity Assurance Plan.

Optional Access Protector Fee

The fee for the Access Protector feature is as follows:

                                         Annualized*
                           Contract Year     Fee
                           ------------- -----------
                                 0-7....    0.65%
                                 8+.....    0.45%

/*/ The Access Protector feature is optional and if elected, the fee is generally calculated as a percentage of your Purchase Payments received in the first 90 days less proportionate withdrawals. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

Optional Capital Protector Fee

The fee for the Capital Protector feature is as follows:

                                         Annualized*
                           Contract Year     Fee
                           ------------- -----------
                                0-5.....    0.65%
                                6-10....    0.45%
                                11+.....    none

/*/ The fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your Contract Value. If you purchase your contract in the State of Oregon or Washington, the fee is 0.65% in years 0-7 and 0.30% in years 8-10.

Premium Tax

Certain states charge the Company a tax on the premiums you pay into the contract, ranging from zero to 3 1/2%. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

Premium taxes are subject to change without notice. In many states, there is no tax at all. For current information, you should consult your tax advisor.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

================================================================================
                                INCOME OPTIONS
================================================================================

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Center in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Annuitant's 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

Income Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. Contact the Annuity Service Center for more information. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. A natural contract Owner may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. The Annuitant may not be changed in a contract owned by a non-natural Owner.

Option 1 -- Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. If the Annuitant dies after the first payment, then we will make only one payment.

Option 2 -- Life Income With Minimum 10 Year Guarantee

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the Beneficiary for the remainder of the period.

Option 3 -- Joint and Last Survivor Annuity

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of either of you, we will continue to make annuity payments so long as the survivor is alive. We will stop making payments after the last survivor's death.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Separate Account Expenses. Please read the SAI for a more detailed discussion of the income options.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a Contract Value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

    . for life options, your age when payments begin, and in most states, if a Non-Qualified contract, your gender;

    .   the value of your contract in the Variable Portfolios;

    . the 5.00% assumed investment rate used in the annuity table for the contract;

    . the performance of the Variable Portfolios in which you are invested during the time you receive income payments; and

    .   the deduction of any Contract Maintenance Charge.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 5.00% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to Your Money" for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

================================================================================
                                     TAXES
================================================================================

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRA"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions -- Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions -- Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age
70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

================================================================================
                                  PERFORMANCE
================================================================================

We advertise the Money Market Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Series Fund, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

================================================================================
                               OTHER INFORMATION
================================================================================

AIG SunAmerica Life

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors) specialize in retirement savings and retirement products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

AIG SunAmerica Life established Variable Annuity Account Nine ("Separate Account"), under Arizona law on February 4, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

The General Account

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 6.00% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.25% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with Us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain compensation payments may increase our cost of doing business in a particular firm and may result in higher contractual fees and charges if you purchase your contract through such a firm. See Expenses, above.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.45% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

Administration

We are ultimately responsible for the administrative servicing of your contract and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

        Delaware Valley Financial Services
        P.O. Box 3031
        Berwyn, PA 19312-0031
        (800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the assets of the Separate Account.

Ownership

The AllianceBernstein Ovation Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the Owner.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

================================================================================
           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
================================================================================

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us at our Annuity Service Center:

        Delaware Valley Financial Services
        P.O. Box 3031
        Berwyn, PA 19312-0031
        (800) 255-8402

The contents of the SAI are shown below.

Separate Account...........................................................  3
General Account............................................................  3
Performance Data...........................................................  4
Income Payments............................................................  6
Annuity Unit Values........................................................  6
Death Benefits.............................................................  9
Taxes...................................................................... 13
Distribution of Contracts.................................................. 18
Financial Statements....................................................... 18

================================================================================
                      APPENDIX A -- CONDENSED FINANCIALS
================================================================================

                                                                                                      Fiscal Year
                                                                                         Inception to   Ending
                                                                                          12/31/2002  12/31/2003
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $     11.065
   Ending AUV...........................................................................          N/A $     11.266
   Ending Number of AUs.................................................................          N/A       72,699
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $     11.486
   Ending AUV...........................................................................          N/A $     12.294
   Ending Number of AUs.................................................................          N/A       17,602
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $     12.150
   Ending AUV...........................................................................          N/A $     13.769
   Ending Number of AUs.................................................................          N/A       13,443
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000 $      8.212
   Ending AUV........................................................................... $      8.212 $     10.882
   Ending Number of AUs.................................................................       27,829       99,004
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000 $      8.321
   Ending AUV........................................................................... $      8.321 $     10.820
   Ending Number of AUs.................................................................      139,185      578,475
------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $     10.646
   Ending AUV...........................................................................          N/A $     11.637
   Ending Number of AUs.................................................................          N/A       80,285
------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $      8.285
   Ending AUV...........................................................................          N/A $     10.701
   Ending Number of AUs.................................................................          N/A       18,280
------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $      8.697
   Ending AUV...........................................................................          N/A $     11.664
   Ending Number of AUs.................................................................          N/A       64,030
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000 $      9.941
   Ending AUV........................................................................... $      9.941 $      9.807
   Ending Number of AUs.................................................................       18,284       72,183
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV........................................................................ $     10.000 $      8.209
   Ending AUV........................................................................... $      8.209 $      9.962
   Ending Number of AUs.................................................................       45,019      245,837
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $      9.803
   Ending AUV...........................................................................          N/A $     12.649
   Ending Number of AUs.................................................................          N/A       55,499
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV........................................................................          N/A $      8.059
   Ending AUV...........................................................................          N/A $     11.199
   Ending Number of AUs.................................................................          N/A       55,697
------------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

                                                                                                                 Fiscal Year
                                                                                                    Inception to   Ending
                                                                                                     12/31/2002  12/31/2003
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      8.626
   Ending AUV......................................................................................          N/A $     11.749
   Ending Number of AUs............................................................................          N/A       88,377
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      7.342
   Ending AUV...................................................................................... $      7.342 $     10.385
   Ending Number of AUs............................................................................       11,196       50,151
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      9.235
   Ending AUV...................................................................................... $      9.235 $     10.791
   Ending Number of AUs............................................................................      143,153      407,068
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $     10.464
   Ending AUV...................................................................................... $     10.464 $     10.665
   Ending Number of AUs............................................................................       69,892      200,550
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      9.065
   Ending AUV......................................................................................          N/A $     10.593
   Ending Number of AUs............................................................................          N/A       26,634
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio (Class B) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10,000 $      8.599
   Ending AUV...................................................................................... $      8.599 $     10.866
   Ending Number of AUs............................................................................       60,980      207,401
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $     10.000
   Ending AUV......................................................................................          N/A $     10.772
   Ending Number of AUs............................................................................          N/A       24,698
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio (Class B) Inception Date - 5/1/03
   Beginning AUV...................................................................................          N/A $      8.870
   Ending AUV......................................................................................          N/A $     12.371
   Ending Number of AUs............................................................................          N/A        4,960
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     10.677
   Ending AUV...................................................................................... $     10.677 $     11.275
   Ending Number of AUs............................................................................       32,182       97,565
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     11.058
   Ending AUV...................................................................................... $     11.058 $     12.320
   Ending Number of AUs............................................................................        8,368       16,366
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $     10.514
   Ending AUV...................................................................................... $     10.514 $     13.798
   Ending Number of AUs............................................................................        6,171       19,373
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $      9.670
   Ending AUV...................................................................................... $      9.670 $     11.648
   Ending Number of AUs............................................................................       11,363       91,381
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV................................................................................... $     10.000 $      8.281
   Ending AUV...................................................................................... $      8.281 $     10.719
   Ending Number of AUs............................................................................       21,802       30,751
-----------------------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

                                                                                                   Fiscal Year
                                                                                      Inception to   Ending
                                                                                       12/31/2002  12/31/2003
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      8.225
   Ending AUV........................................................................ $      8.225 $     11.681
   Ending Number of AUs..............................................................       21,132       41,226
---------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      9.239
   Ending AUV........................................................................ $      9.239 $     12.660
   Ending Number of AUs..............................................................       30,588       80,352
---------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      7.655
   Ending AUV........................................................................ $      7.655 $     11.212
   Ending Number of AUs..............................................................       29,720       54,346
---------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      8.471
   Ending AUV........................................................................ $      8.471 $     11.770
   Ending Number of AUs..............................................................       64,680      108,756
---------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      8.996
   Ending AUV........................................................................ $      8.996 $     10.608
   Ending Number of AUs..............................................................       12,445       27,424
---------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio (Class A) Inception Date - 6/3/02
   Beginning AUV..................................................................... $     10.000 $      8.818
   Ending AUV........................................................................ $      8.818 $     12.444
   Ending Number of AUs..............................................................        6,689        8,328
---------------------------------------------------------------------------------------------------------------

    AUV - Accumulation Unit Values
    AU - Accumulation Units

================================================================================
   APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS
                        ISSUED ON OR AFTER MAY 3, 2004
================================================================================

If the spousal Beneficiary elects to continue the contract (the "Continuing Spouse") and the contract death benefit exceeded the Contract Value, we will add a "Continuation Contribution" to the contract. The Continuation Contribution will be an amount equal to the positive differences between the death benefit otherwise payable and the Contract Value. If applicable, the Continuation Contribution amount will be added to the Contract Value as of the Continuation Date. The Continuation Date is the date we receive all required paperwork to otherwise process a death claim, as well as the spousal Beneficiary's written election to continue the contract.

Death benefit calculations upon a Continuing Spouse's death include a value we call "Continuation Net Purchase Payments." Continuation Net Purchase Payments is an amount equal to: (1) the Contract Value on the Continuation Date, including any applicable Continuation Contribution, plus (2) any Purchase Payments made after the Continuation Date, less (3) adjustments for withdrawals made after the Continuation Date. Each adjustment is in the same proportion that the Contract Value was reduced on the date of each such withdrawal. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the Contract Value on the Continuation Date, including any applicable Continuation Contribution.

We calculate and pay the death benefit upon a Continuing Spouse's death when we receive all required paperwork and satisfactory proof of death. The term "withdrawals" as used below refers to withdrawals and any fees and charges applicable to those withdrawals. The term "maximum continuation age" refers to the attained age of the Continuing Spouse as of the Continuation Date; if the Continuing Spouse is over the maximum continuation age, the benefit may not be continued and the corresponding charge will no longer be deducted.

If the original owner purchased the contract on or after May 3, 2004, the death benefit calculations upon a Continuing Spouse's death are as follows:

Standard Death Benefit:

The death benefit is the greater of:

    1.  Contract Value; or

    2.  Continuation Net Purchase Payments.

Annual Ratchet Plan. (Maximum continuation age is 80.) We will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  Continuation Net Purchase Payments; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made subsequent to that Contract Anniversary; or

       (b) 200% of Continuation Net Purchase Payments.

Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greater of:

    1.  Contract Value; or

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse's 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        0%           1 through 12 months after Continuation Net Purchase Payment receipt;
        1%           13 through 24 months after Continuation Net Purchase Payment receipt;
        2%           25 through 36 months after Continuation Net Purchase Payment receipt;
        3%           37 through 48 months after Continuation Net Purchase Payment receipt;
        4%           49 through 60 months after Continuation Net Purchase Payment receipt;
        5%           61 through 72 months after Continuation Net Purchase Payment receipt;
        6%           73 through 84 months after Continuation Net Purchase Payment receipt;
        7%           85 months or more after Continuation Net Purchase Payment receipt, and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 80th birthday.

Enhanced Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greatest of:

    1.  Contract Value; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Continuation Net Purchase Payments made after that Contract Anniversary; or

       (b) 200% of Continuation Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the Continuation Net Purchase Payments made on or before the first Contract Anniversary following the Continuing Spouse's 80th birthday, accumulated at the compound interest rates shown below for the number of completed years from the date of receipt of each Continuation Net Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the Continuing Spouse's 80th birthday (not to exceed 7 years following the continuation date):

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        0%           1 through 12 months after Continuation Net Purchase Payment receipt;
        1%           13 through 24 months after Continuation Net Purchase Payment receipt;
        2%           25 through 36 months after Continuation Net Purchase Payment receipt;

Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        3%           37 through 48 months after Continuation Net Purchase Payment receipt;
        4%           49 through 60 months after Continuation Net Purchase Payment receipt;
        5%           61 through 72 months after Continuation Net Purchase Payment receipt;
        6%           73 through 84 months after Continuation Net Purchase Payment receipt;
        7%           85 months or more after Continuation Net Purchase Payment receipt, and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 80th birthday.

Enhanced Death Benefit Rider (Estate Benefit Payment). (Maximum continuation age is 80.)

If the original Owner selected the estate benefit payment and the Continuing Spouse continues the benefit, we will add to any death benefit otherwise payable the amount of the Estate Benefit Payment, determined as follows:

If the Continuing Spouse is age 60 or younger as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 70% of Continuation Net Purchase Payments or (b) 70% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 61 and 70 as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 50% of Continuation Net Purchase Payments or (b) 50% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 71 and 80 as of the date of the Continuation Date, the estate benefit payment will equal the lesser of (a) 30% of Continuation Net Purchase Payments or (b) 30% of the Contract Value less Continuation Net Purchase Payments.

Please forward a copy (without charge) of the AllianceBernstein Ovation Advantage Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

------------------------------------------
Name

------------------------------------------
Address

------------------------------------------
City/State/Zip

------------------------------------------
Date

------------------------------------------
Signed

                 Return to: Annuity Service Center
                            Delaware Valley Financial Services
                            P.O. Box 3031
                            Berwyn, PA 19312-0031

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                      AIG SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE SEPARATE ACCOUNT NINE


             (AllianceBernstein Ovation Advantage Variable Annuity)


                                   May 3, 2004


This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 3, 2004, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 255-8402 or writing our Annuity Service Center:

Delaware Valley Financial Services
P.O. Box 3031
Berwyn, PA 19312-0031

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                     PAGE
               Separate Account .....................................  3
               General Account ......................................  3
               Performance Data .....................................  4
               Income Payments ......................................  6
               Annuity Unit Values ..................................  6
               Death Benefits .......................................  9
               Taxes ................................................ 13
               Distribution of Contracts ............................ 18
               Financial Statements ................................. 18

--------------------------------------------------------------------------------
                                SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Separate Account Nine ("Separate Account") was established under Arizona law on February 4, 2002 by AIG SunAmerica Life Assurance Company (formerly known as Anchor National Life Insurance Company), "AIG SunAmerica." The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or AIG SunAmerica by the SEC.

The assets of the Separate Account are the property of AIG SunAmerica. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business AIG SunAmerica may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of AIG SunAmerica.


The Separate Account invests in the shares of mutual funds ("Variable Portfolios") offered by AllianceBernstein Variable Products Series Fund, Inc. (the "Series Fund"). AIG SunAmerica does not guarantee the investment performance of the Separate Account, the Variable Portfolios or the Series Fund. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Variable Portfolios, and are also reduced by contract charges.


The basic objective of a variable annuity contract is to provide variable income payments to the Owner, which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Variable Portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the management of each Variable Portfolio to make necessary changes in the fund to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is AIG SunAmerica's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of AIG SunAmerica or by the actual expenses incurred by AIG SunAmerica in excess of expense deductions provided for in the contract (although AIG SunAmerica does not guarantee the amounts of the variable income payments).

--------------------------------------------------------------------------------
                                 GENERAL ACCOUNT
--------------------------------------------------------------------------------

The general account is made up of all of the general assets of AIG SunAmerica other than those allocated to the Separate Account or any other segregated asset account of AIG SunAmerica. A Purchase Payment may be allocated to the DCA fixed account option(s) for specified periods available in connection with the general account, as elected by the Owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Other fixed account options may be available to you. Please refer to your contract for additional information.

Assets supporting amounts allocated to fixed account options become part of AIG SunAmerica's general account assets and are available to fund the claims of all classes of customers of AIG SunAmerica, as well as of its creditors. Accordingly, all of AIG SunAmerica's assets held in the general account will be available to fund AIG SunAmerica's obligations under the contracts as well as such other claims.

AIG SunAmerica will invest the assets of the general account in the manner chosen by AIG SunAmerica and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

--------------------------------------------------------------------------------
                                PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the Separate Account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the Separate Account Expenses) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

In addition, the Separate Account may advertise "total return" data for its other Variable Portfolios (including the Money Market Portfolio). A Variable Portfolio is a sub-account of the Separate Account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio.

Performance data for the various Variable Portfolios are computed in the manner described below.

Money Market Portfolio



Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV = value of one Accumulation Unit at the start of a 7 day period

     EV = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance charge, prorated for 7 days.

The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market $$/BREAK/$$END Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

     Current Yield = (Base Period Return) x (365/7)

The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

     Effective Yield = [(Base Period Return + 1)365/7]- 1

The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios


The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return." A Variable Portfolio is a sub-account of the Separate Account which provides for the variable investment options available under the contract. Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.


     P(1+T)(n) = ERV

     where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. The total return figures reflect the effect of both non-recurring and recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. The Variable Portfolios are available in other contracts funded through this Separate Account. If a Variable Portfolio was included in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract.

--------------------------------------------------------------------------------
                                 INCOME PAYMENTS
--------------------------------------------------------------------------------

Initial Monthly Income Payments

The initial income payment is determined by applying separately that portion of the Contract Value allocated to the fixed account options and the Variable Portfolio(s), less any Contract Maintenance Charge and state premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except in certain states where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of Contract Values is made.

Subsequent Monthly Payments

For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value on the due date of payment.

--------------------------------------------------------------------------------
                               ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 5%, variable income payments will decrease over time. If the net investment rate equals 5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:
     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

     NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 5% per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 5% per annum is:

     1/[(1.05)/(1/12)/ ] = 0.99594241

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

     $10.103523 x 1.00174825 x 0.99594241= $10.080119

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 5%.

The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less than one and payments are decreased.

Variable Income Payments

Illustrative Example

Assume that a male Owner, P, owns a contract in connection with which P has allocated all of his Contract Value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 2, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932.

P's first variable income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied Contract Value, P's first variable income payment is determined by multiplying the factor of $5.56 (Option 2 tables, male Annuitant age 60 at the Year of Annuitization 2040) by the result of dividing P's account value by $1,000:

     First Payment = $5.56 x ($116,412.31/$1,000) = $647.25

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day of annuitization:

     Annuity Units = $647.25/$13.256932 = 48.823514

P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value on the second payment date:

     Second Payment = 48.823514 x $13.327695 = $650.71

The third and subsequent variable income payments are computed in a manner similar to the second variable income payment. Note that the amount of the first variable income payment depends on the Contract Value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------

The following describes optional death benefits applicable to Contracts issued prior to May 3, 2004:

Optional Death Benefits

For an additional fee, you may elect one or more of the Optional Death Benefits below which can provide greater protection for your Beneficiaries. In the case of joint Owners, the Optional Death Benefits will be paid upon the death of either owner, except for the Accidental Death Benefit, which will be paid upon the death of the Owner first listed on the contract Schedule. These elections must be made at the time of contract issue and may not be terminated at a later date. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your Contract Value each month. An Optional Death Benefit will be in effect if you select it on your application and the charge for the Optional Death Benefit is shown in your contract. The equity assurance plan and/or the enhanced equity assurance plan will cease to be in effect upon the allocation of Contract Value to either the Money Market Portfolio or available fixed account option unless such allocation is made as part of dollar cost averaging.

Annual Ratchet Plan. (Maximum issue age is 80.) We will pay a death benefit equal to the greatest of:

     1.   the Contract Value;

     2.   the total of all Net Purchase Payments; or

     3. the greatest Contract Value on any Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal.

Equity Assurance Plan. (Maximum issue age is 75.) We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2. the greatest Contract Value on any 7th Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal; or

     3.   an amount equal to (a) plus (b) where:

          (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:

               Annual Interest Rate      Period When Death Occurs
                      0%                 1 through 24 months after Purchase Payment receipt;
                      2%                 25 through 48 months after Purchase Payment receipt;
                      4%                 49 through 72 months after Purchase Payment receipt;
                      6%                 73 through 96 months after Purchase Payment receipt;
                      8%                 97 through 120 months after Purchase Payment receipt;
                      10%                if 120 months or more after Purchase Payment receipt,
                                         for a maximum of 10 years; and

          (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) This Optional Death Benefit is the combination of the Annual Ratchet Plan and the Equity Assurance Plan. We will pay a death benefit equal to the greatest of:

     1.   the Contract Value; or

     2. the greatest Contract Value on any Contract Anniversary, plus any Purchase Payments paid subsequent to that Contract Anniversary, reduced proportionally by any withdrawals taken subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal; or

     3.   an amount equal to (a) plus (b) where:

          (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:

               Annual Interest Rate    Period When Death Occurs
                      0%               1 through 24 months after Purchase Payment receipt;
                      2%               25 through 48 months after Purchase Payment receipt;
                      4%               49 through 72 months after Purchase Payment receipt;
                      6%               73 through 96 months after Purchase Payment receipt;
                      8%               97 through 120 months after Purchase Payment receipt;
                      10%              if 120 months or more after Purchase Payment receipt,
                                       for a maximum of 10 years; and

          (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the Estate Benefit Payment, we will add to the death benefit otherwise payable upon your death the amount of the estate benefit payment, determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or (b) 70% of the Contract Value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the Contract Value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the Contract Value less Net Purchase Payments.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the Accidental Death Benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity (IRA). The accidental death benefit payable under this option will be equal to the lesser of:

     1.   Contract Value; or

     2.   $250,000.

The Accidental Death Benefit is only payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit terminates on the Contract Anniversary following your 75th birthday or upon the death of the original owner, whichever is earlier, and is not available to a continuing spouse.

The Accidental Death Benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

     . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

     . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

     . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

     .    declared or undeclared war or any act thereof; or

     .    service in the military, naval or air service of any country.

Spousal Continuation

If you are the original Owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new Owner ("Continuing Spouse") as though the Continuing Spouse has just purchased the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, except that the optional death benefit charge may change due to the age of the Continuing Spouse. A spousal continuation can only take place upon the death of the original Owner of the contract and may be elected only one time per contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original Owner. This is because the death benefit amount paid remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to the investment risk.

Upon a spouse's continuation of the contract, we will contribute to the Contract Value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the Contract Value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original Owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B of the prospectus.

On the Continuation Date, the Continuing Spouse may terminate the original Owner's election(s) of the optional death benefits. The attained age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, the benefit is no longer available and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

The following information is applicable to contracts issued on or after May 3, 2004:

Assignment or Transfer of Ownership of Contracts with the Standard Death Benefit

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset to Contract Value at the time of assignment or transfer. Only Purchase Payments made after assignment or transfer will be considered in the calculation of the death benefit.

Assignment or Transfer of Ownership of Contract with Annual Ratchet Rider

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset to the lesser of the maximum Contract Anniversary Value, or the Contract Value at the time of assignment or transfer. Thereafter, "Contract Anniversary" refers only to Contract Anniversaries on or after the date of assignment or transfer; however, the Contract Anniversary Date remains the same date as prior to the assignment or transfer. Only Purchase Payments made after assignment or transfer will be considered in the calculation of the death benefit.

Assignment or Transfer of Ownership of Contract with Equity Assurance Plan

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset as follows:

     1. If the Contract Value exceeds the death benefit at time of assignment or transfer, the death benefit will continue to accrue as if assignment has not occurred.

     2. If the death benefit exceeds Contract Value at time of assignment or transfer, the Contract Value will be considered as the only premium received at or before the time of assignment or transfer for purposes of death benefit calculation. The Contract Value will accumulate interest as if the date of assignment or transfer was the date first received.

     3. For death benefit calculation "Contract Anniversary" refers only to Contract Anniversaries on or after the date of assignment or transfer.

Assignment or Transfer of Ownership of Contract with Enhanced Equity Assurance Plan

If ownership has been modified as a result of an assignment or transfer, the death benefit will be reset as follows:

     1. If the Contract Value exceeds the death benefit at time of assignment or transfer, the death benefit will continue to accrue as if assignment has not occurred.

     2. If the death benefit exceeds Contract Value at time of assignment or transfer, the Contract Value will be considered as the only premium received at or before the time of assignment or transfer for purposes of death benefit calculation. The Contract Value will accumulate interest as if the date of assignment or transfer was the date first received.

     3. For death benefit calculation "Contract Anniversary" refers only to Contract Anniversaries on or after the date of assignment or transfer.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

--------------------------------------------------------------------------------
                            DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. AIG SunAmerica Life and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 are presented in the Statement of Additional Information. The consolidated financial statements of AIG SunAmerica Life should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account option(s) and the DCA fixed account option(s).


The financial statements of Variable Annuity Account Nine as of December 31, 2003, and for the year ended December 31, 2003, and for the periods ended December 31, 2002 are also presented herein.


PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and AIG SunAmerica Life. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Report of Independent Auditors


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.


PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                DECEMBER 31,     DECEMBER 31,
                                                                   2003            2002
                                                                -----------      -----------
                                                                       (IN THOUSANDS)
ASSETS

Investments and cash:
  Cash and short-term investments                               $    85,188      $    65,872
  Bonds, notes and redeemable preferred stocks available
    for sale, at market value (amortized cost: December
    31, 2003, $5,351,183; December 31, 2002, $5,492,677)          5,505,800        5,528,569
  Mortgage loans                                                    716,846          738,601
  Policy loans                                                      200,232          215,846
  Separate account seed money                                        17,815           25,366
  Common stocks available for sale, at market value (cost:
    December 31, 2003, $635; December 31, 2002, $4,111)                 727            2,609
  Real estate                                                        22,166           22,315
  Securities lending collateral                                     514,145          585,760
  Other invested assets                                              10,453            8,766
                                                                -----------      -----------
  Total investments and cash                                      7,073,372        7,193,704

Variable annuity assets held in separate accounts                19,178,796       14,758,642
Accrued investment income                                            74,647           75,326
Deferred acquisition costs                                        1,424,317        1,364,748
Income taxes currently receivable from Parent                          --            100,123
Due from affiliates                                                    --             26,304
Goodwill                                                              4,603            4,603
Other assets                                                         26,116           15,382
                                                                -----------      -----------
TOTAL ASSETS                                                    $27,781,851      $23,538,832
                                                                ===========      ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                      DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                      -----------     ------------
                                                          (IN THOUSANDS)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:

  Reserves for fixed annuity contracts                $ 4,274,329      $ 4,285,098
  Reserves for universal life insurance
    contracts                                           1,609,233        1,676,073
  Reserves for guaranteed investment contracts            218,032          359,561
  Securities lending payable                              514,145          585,760
  Income taxes currently payable to Parent                    394             --
  Modified coinsurance deposit liability                    4,738           31,393
  Due to affiliates                                        11,448             --
  Payable to brokers                                        1,140            8,529
  Other liabilities                                       224,780          160,265
                                                      -----------      -----------
Total reserves, payables and accrued liabilities        6,858,239        7,106,679
                                                      -----------      -----------
Variable annuity liabilities related to
  separate accounts                                    19,178,796       14,758,642
                                                      -----------      -----------
Deferred income taxes                                     281,399          351,872
                                                      -----------      -----------
Total liabilities                                      26,318,434       22,217,193
                                                      -----------      -----------
Shareholder's equity:
  Common stock                                              3,511            3,511
  Additional paid-in capital                            1,125,753        1,125,753
  Retained earnings                                       261,543          175,871
  Accumulated other comprehensive income                   72,610           16,504
                                                      -----------      -----------
  Total shareholder's equity                            1,463,417        1,321,639
                                                      -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $27,781,851      $23,538,832
                                                      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               2003        2002         2001
                                                            ----------   ---------   ---------
                                                                     (IN THOUSANDS)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance        $290,132    $295,509    $348,883
    Net retained commissions                                      --          --      47,572
    Asset management fees                                         --          --      63,529
    Universal life insurance fees, net of reinsurance         35,816      36,253      36,475
    Surrender charges                                         27,733      32,507      24,911
    Other fees, net                                               --       3,305      14,551
                                                          ----------   ---------   ---------
      Total fee income                                       353,681     367,574     535,921
Investment income                                            398,304     377,556     374,268
Net realized investment losses                               (30,354)    (65,811)    (92,711)
                                                          ----------   ---------   ---------
Total revenues                                               721,631     679,319     817,478
                                                          ----------   ---------   ---------
BENEFITS AND EXPENSES:
Interest expense:
  Fixed annuity contracts                                    153,636     142,973     133,647
  Universal life insurance contracts                          76,415      80,021      81,773
  Guaranteed investment contracts                              7,534      11,267      25,079
  Sub notes payable to affiliates                                 --          --       4,475
                                                          ----------   ---------   ---------
Total interest expense                                       237,585     234,261     244,974
General and administrative expenses                           83,013      79,287     136,942
Amortization of deferred acquisition costs                   156,906     187,860     220,316
Annual commissions                                            55,661      58,389      58,278
Claims on universal life contracts, net of
  reinsurance recoveries                                      17,766      15,716      17,566
Guaranteed minimum death benefits, net of
  reinsurance recoveries                                      63,268      67,492      17,839
                                                          ----------   ---------   ---------
Total benefits and expenses                                  614,199     643,005     695,915
                                                          ----------   ---------   ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE                                                     107,432      36,314     121,563
Income tax expense                                            21,760       2,063      20,852
                                                          ----------   ---------   ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE          85,672      34,251     100,711
Cumulative effect of accounting change, net of tax                --          --     (10,342)
                                                          ----------   ---------   ---------
NET INCOME                                                $   85,672   $  34,251   $  90,369
                                                          ----------   ---------   ---------

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                               -----------------------------------------
                                                  2003          2002             2001
                                               ---------      ---------       ----------
                                                           (IN THOUSANDS)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on fixed
    maturity and equity securities
    available for sale identified in the
    current period less related
    amortization of deferred acquisition
    costs                                      $  67,125       $  20,358      $  (10,418)

  Less reclassification adjustment for
    net realized losses included in net
    income                                        19,194          52,285          64,062

  Cumulative effect of accounting change,
    net of tax                                      --              --             1,389

  Change related to cash flow hedges                --            (2,218)             81

  Income tax expense                             (30,213)        (24,649)        (18,804)
                                               ---------       ---------      ----------
OTHER COMPREHENSIVE INCOME                        56,106          45,776          36,310
                                               ---------       ---------      ----------
COMPREHENSIVE INCOME                           $ 141,778       $  80,027      $  126,679
                                               =========       =========      ==========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------
                                                    2003               2002            2001
                                                ------------      -------------   ------------
                                                                  (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                     $    85,672          $ 34,251        $  90,369
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Cumulative effect of accounting
    change, net of tax                                --                --              10,342
  Interest credited to:
    Fixed annuity contracts                        153,636           142,973           133,647
    Universal life insurance contracts              76,415            80,021            81,773
    Guaranteed investment contracts                  7,534            11,267            25,079
  Net realized investment losses                    30,354            65,811            92,711
  Amortization of premium (discount) on
    securities                                         590            (2,721)           (6,284)
  Amortization of goodwill                            --                --               1,452
  Amortization of deferred acquisition
    costs                                          156,906           187,860           220,316
  Acquisition costs deferred                      (250,475)         (256,538)         (359,158)
  Provision for deferred income taxes             (100,685)          128,748           126,010
  Change in:
    Accrued investment income                          679           (10,099)           (7,717)
    Separate account seed money                     (7,375)            3,932            10,838
    Other assets                                   (10,734)            2,433            15,042
    Income taxes currently payable to/
      receivable from Parent                       100,517           (50,471)              106
    Due from/to affiliates                         (26,248)           16,153           (68,844)
    Other liabilities                               46,987             5,167             9,697
  Other, net                                        17,124            17,475            21,216
                                               -----------        ----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          280,897           376,262           396,595
                                               -----------        ----------         ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred
    stocks                                      (2,078,310)       (2,403,362)       (2,178,830)
  Mortgage loans                                   (44,247)         (128,764)          (70,295)
  Other investments, excluding
    short-term investments                         (20,266)          (65,184)          (27,413)
Sales of:
  Bonds, notes and redeemable preferred
    stocks                                       1,190,299           849,022         1,087,090
  Common stock                                       3,920               195               164
  Other investments, excluding
    short-term investments                           8,915               630             3,363
Redemptions and maturities of:
  Bonds, notes and redeemable preferred
    stocks                                         994,014           615,798           549,638
  Mortgage loans                                    67,506            82,825            63,960
  Other investments, excluding
    short-term investments                          72,970           114,347            78,555
                                               -----------        ----------         ----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                   $   194,801        $ (934,493)        $ (493,768)
                                               -----------        ----------         ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)


                                                             YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                     2003             2002              2001
                                                ------------     -------------     -----------
                                                                 (IN THOUSANDS)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                      $ 1,553,030       $ 1,731,597       $ 2,280,498
  Universal life insurance contracts                45,657            49,402            52,469
  Guaranteed investment contracts                     --                --              40,000
Net exchanges from the fixed accounts of
  variable annuity contracts                    (1,148,030)         (503,221)       (1,368,527)
Withdrawal payments on:
  Fixed annuity contracts                         (464,332)         (529,466)         (315,794)
  Universal life insurance contracts               (61,039)          (68,444)          (55,361)
  Guaranteed investment contracts                 (148,719)         (135,084)         (191,919)
Claims and annuity payments on:
  Fixed annuity contracts                         (109,412)          (98,570)          (52,685)
  Universal life insurance contracts              (111,380)         (100,995)         (146,998)
Net receipts from (repayments of) other
  short-term financings                             14,498            (8,025)           15,920
Net payment related to a modified
  coinsurance transaction                          (26,655)          (30,282)          (35,972)
Capital contribution received from Parent             --             200,000              --
Dividends paid to Parent                              --                --             (94,095)
Net cash and short-term investments
  transferred to the Parent in
  distribution of Saamsun Holdings Corp.              --             (82,873)             --
                                               -----------       -----------       -----------
NET CASH (USED IN) PROVIDED BY FINANCING
  ACTIVITIES                                      (456,382)          424,039           127,536
                                               -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                            19,316          (134,192)           30,363
CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                               65,872           200,064           169,701
                                               -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD                                       $    85,188       $    65,872       $   200,064
                                               ===========       ===========       ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                  $      --         $      --         $       780
                                               ===========       ===========       ===========
Net income taxes paid to (refunded by)
  Parent                                       $    21,928       $   (76,214)      $  (120,504)
                                               ===========       ===========       ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs").

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 10). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS (Continued)

      of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits. Limited partnerships are carried at equity or cost depending on the equity ownership position. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity policy values. At December 31, 2003, the notional amount was $226.4 million. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of accumulated other comprehensive income in shareholders' equity.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2003, the premiums in force subject to guarantee totaled approximately $652,647,000.

      Under SFAS 133, the GMAV benefit is considered an embedded derivative that should be bifurcated and marked to market. Changes in the market value of the estimated GMAV benefit are recorded through investment income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges, and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $250,475,000, $256,538,000 and $359,158,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $43,000,000 at December 31, 2003 and $9,000,000 at December 31, 2002, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities, fixed options of variable annuities and universal life contracts) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $18.0 million.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Annuity Fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) at both December 31, 2003 and 2002. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2003, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 5 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated statement of income and comprehensive income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of an accounting change. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2003, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial condition.

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP-03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account (separate account seed money) do not qualify for separate account accounting and reporting. The Company will be required to "look through" the separate account for purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts or separate account seed money.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits, guaranteed minimum income benefits and enhanced earnings benefits and modify certain disclosures and financial statement presentations for these products. The Company's estimate of this liability, including the impact on DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $52 million ($79 million pre-tax) to be recorded in the first quarter of 2004.

3. INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                AMORTIZED       ESTIMATED
                                                   COST         FAIR VALUE
                                                ----------      ----------
                                                     (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government      $   22,393      $   24,292
Mortgage-backed securities                       1,148,452       1,191,817
Securities of public utilities                     352,998         365,150
Corporate bonds and notes                        2,590,254       2,697,142
Redeemable preferred stocks                         21,515          22,175
                                                 ---------       ---------
Other debt securities                            1,215,571       1,205,224
                                                 =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

                                                      AMORTIZED     ESTIMATED
                                                        COST        FAIR VALUE
                                                    -----------    ------------
                                                           (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government          $    32,531    $    32,820
Mortgage-backed securities                            1,476,100      1,547,568
Securities of public utilities                          311,951        311,604
Corporate bonds and notes                             2,757,880      2,776,021
Redeemable preferred stocks                              21,515         21,575
Other debt securities                                   892,700        838,981
                                                    -----------    -----------
  Total                                             $ 5,492,677    $ 5,528,569
                                                    ===========    ===========

 The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                           AMORTIZED      ESTIMATED
                                             COST        FAIR VALUE
                                           ----------    ----------
                                                (IN THOUSANDS)
Due in one year or less                   $   164,842   $   167,073
Due after one year through five years       2,050,327     2,119,273
Due after five years through ten years      1,485,944     1,522,642
Due after ten years                           501,618       504,995
Mortgage-backed securities                  1,148,452     1,191,817
                                            ---------     ---------
  Total                                   $ 5,351,183   $ 5,505,800
                                           =========     =========

Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                         GROSS        GROSS
                                                       UNREALIZED   UNREALIZED
                                                         GAINS       LOSSES
                                                       ---------    ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States Government             $   1,898    $      --
Mortgage-backed securities                                46,346       (2,980)
Securities of public utilities                            13,467       (1,315)
Corporate bonds and notes                                127,996      (21,108)
Redeemable preferred stocks                                  660           --
Other debt securities                                     24,366      (34,713)
                                                       ---------    ---------
  Total                                                $ 214,733    $ (60,116)
                                                       =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 3. INVESTMENTS (Continued)

                                                        GROSS        GROSS
                                                      UNREALIZED   UNREALIZED
                                                        GAINS        LOSSES
                                                      ----------   ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States Government            $    1,174   $     (885)
Mortgage-backed securities                                72,364         (896)
Securities of public utilities                            11,514      (11,861)
Corporate bonds and notes                                109,067      (90,926)
Redeemable preferred stocks                                   60           --
Other debt securities                                     10,797      (64,516)
                                                      ----------   ----------
  Total                                               $  204,976   $ (169,084)
                                                      ==========   ==========

Gross unrealized gains on equity securities aggregated $112,000 at December 31, 2003 and $76,000 at December 31, 2002. Gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003 and $1,578,000 at December 31, 2002.

The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                    LESS THAN 12 MONTHS              12 MONTHS OR MORE                  TOTAL
                                -------------------------------    -------------------------  ---------------------------
(IN THOUSANDS)                  MARKET       UNREALIZED            MARKET  UNREALIZED            MARKET   UNREALIZED
DECEMBER 31, 2003               VALUE          LOSSES     ITEMS    VALUE    LOSSES     ITEMS     VALUE     LOSSES   ITEMS
-----------------              --------        -------    -----    -----    ------     -----     -----     ------   -----
Mortgage-backed securities     $180,559        $ 2,882     49     $13,080   $   98       6     $193,639   $ 2,980     55
Securities of public
   utilities                     67,626          1,315      8          --       --               67,626     1,315      8
Corporate bonds & notes         276,373         17,086     54      30,383    4,022       5      306,756    21,108     59
Other debt securities           302,230         33,951     54      41,523      762       5      343,753    34,713     59
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total -- Debt securities        826,788         55,234    165      84,986    4,882      16      911,774    60,116    181
Equity securities                   366             20      1         250       --       1          616        20      2
                               --------        -------    ---     -------   ------      --     --------   -------    ---
Total                          $827,154        $55,254    166     $85,236   $4,882      17     $912,390   $60,136    183
                               ========        =======    ===     =======   ======      ==     ========   =======    ===

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Gross realized investment gains and losses on sales of investments are as follows:

                                       YEARS ENDED DECEMBER 31,
                                   ---------------------------------
                                      2003       2002         2001
                                   ---------   ---------   ----------
                                            (In thousands)
BONDS, NOTES AND REDEEMABLE
PREFERRED STOCKS:
  Realized gains                   $ 28,691   $ 24,681    $  34,026
  Realized losses                    (9,612)   (32,532)     (25,258)
COMMON STOCKS:
  Realized gains                        561         --          164
  Realized losses                      (117)      (169)          --
OTHER INVESTMENTS:
  Realized gains                         --         --           --
  Realized losses                        --         --         (685)


   The sources and related amounts of investment income (losses) are as follows:

                                       YEARS ENDED DECEMBER 31,
                                    --------------------------------
                                    2003          2002         2001
                                  ---------   ---------   ----------
                                             (IN THOUSANDS)
Short-term investments            $     794   $   3,879   $    8,422
Bonds, notes and redeemable
  preferred stocks                  321,493     305,480      285,668
Mortgage loans                       53,951      55,417       58,262
Partnerships                         (3,890)      1,281       13,905
Policy loans                         15,925      18,796       18,218
Common stocks                            --          --            2
Real estate                            (331)       (276)        (272)
Other invested assets                12,670      (4,664)      (4,975)
Less: investment expenses            (2,308)     (2,357)      (4,962)
                                  ---------   ---------   ----------
Total investment income           $ 398,304   $ 377,556   $  374,268
                                  =========   =========   ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS (Continued)

Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------
                                                2003        2002        2001
                                              ---------   ---------   ---------
                                                       (IN THOUSANDS)
Fixed annuities                               $  37,762   $  41,856   $  51,208
Variable annuities                              239,863     201,766     164,422
Guaranteed investment contracts                  20,660      28,056      36,073
Universal life insurance contracts              100,019     105,878     122,565
                                              ---------   ---------   ---------
Total                                         $ 398,304   $ 377,556   $ 374,268
                                              =========   =========   =========

At December 31, 2003, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

At December 31, 2003, bonds, notes and redeemable preferred stocks included $339,119,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 21% of these assets concentrated in financial institutions, 17% of these assets concentrated in utilities, 15% of these assets concentrated in telecommunications, 11% of these assets concentrated in transportation and 10% of these assets concentrated in noncyclical consumer products. No other industry concentration constituted more than 10% of these assets.

At December 31, 2003, mortgage loans were collateralized by properties located in 31 states, with loans totaling approximately 27%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and New York. No more than 10% of the portfolio was secured by properties in any other single state.

At December 31, 2003, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $49,607,000 of bonds.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

At December 31, 2003, $10,245,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and 2002 compared with their respective carrying values, are as follows:

                                                                  CARRYING       FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                     (IN THOUSANDS)
DECEMBER 31, 2003:

ASSETS:
    Cash and short-term investments .........................   $    85,188   $    85,188
    Bonds, notes and redeemable preferred stocks ............     5,505,800     5,505,800
    Mortgage loans ..........................................       716,846       774,758
    Policy loans ............................................       200,232       200,232
    Separate account seed money .............................        17,815        17,815
    Common stocks ...........................................           727           727
    Partnerships ............................................         1,312         1,685
    Securities lending collateral ...........................       514,145       514,145
    Variable annuity assets held in separate accounts .......    19,178,796    19,178,796

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,274,329   $ 4,225,329
    Reserves for guaranteed investment contracts ............       218,032       223,553
    Securities lending payable ..............................       514,145       514,145
    Variable annuity liabilities related to separate accounts    19,178,796    19,178,796

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING        FAIR
                                                                   VALUE         VALUE
                                                                -----------   -----------
                                                                      (IN THOUSANDS)
DECEMBER 31, 2002:

ASSETS:
    Cash and short-term investments .........................   $    65,872   $    65,872
    Bonds, notes and redeemable preferred stocks ............     5,528,569     5,528,569
    Mortgage loans ..........................................       738,601       818,022
    Policy loans ............................................       215,846       215,846
    Separate account seed money .............................        25,366        25,366
    Common stocks ...........................................         2,609         2,609
    Partnerships ............................................         8,766         7,504
    Securities lending collateral ...........................       585,760       585,760
    Variable annuity assets held in separate accounts .......    14,758,642    14,758,642

LIABILITIES:
    Reserves for fixed annuity contracts ....................   $ 4,285,098   $ 4,173,950
    Reserves for guaranteed investment contracts ............       359,561       367,393
    Securities lending payable ..............................       585,760       585,760
    Variable annuity liabilities related to separate accounts    14,758,642    14,758,642

5.    REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, a portion of the GMDB risk on approximately 33% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease on March 31, 2004. In 2003, a substantial majority of contracts sold have reinsurance coverage. However, the Company does not currently have reinsurance coverage on the majority of the contracts to be sold after 2003. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB reinsurance premiums of $20,691,000, $15,544,000 and $8,200,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively. GMDB-

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      related contractholder benefits incurred, net of related reinsurance, were $63,268,000 (net of $8,042,000 of reinsurance recoveries), $67,492,000
      (net of $8,362,000 of reinsurance recoveries) and $17,839,000 (net of $3,767,000 of reinsurance recoveries) for 2003, 2002 and 2001, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. However, effective January 1, 2004, the company will be required to record a liability for GMDBs (see
      Note 2).

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2003, approximately 8% (calculated based on current account value) of in-force contracts include EEB coverage, with 95% of the EEB risk fully reinsured. EEB reinsurance premiums of $4,045,000 and $2,106,000 were netted against variable annuity policy fees in 2003 and 2002, respectively. There were no EEB reinsurance premium in 2001.

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven, nine or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's products containing the GMIB feature have been reinsured; furthermore, substantially all of the GMIB risk per individual reinsured contract has been transferred to the reinsurer. However, the Company does not currently have reinsurance coverage on contracts to be sold after the middle of 2004. GMIB reinsurance premiums of $6,059,000, $4,902,000 and $5,047,000 were netted against variable annuity policy fees in 2003, 2002 and 2001, respectively.

      The universal life insurance contracts are subject to reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. Reinsurance premiums of $33,710,000, $34,098,000 and $34,011,000 were netted against universal life insurance fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $34,036,000, $29,171,000 and $31,591,000 in 2003, 2002 and 2001, respectively. Total reserve credits of $3,705,000 and $3,641,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    REINSURANCE (Continued)

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2003, the Company recorded income of $7,591,000 from this program, as compared to an income of $6,418,000 for the year ended December 31, 2002 and a cost of $6,909,000 for the year ended December 31, 2001. These amounts are reported as a component of general and administrative expenses in the consolidated statement of income and comprehensive income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into seven agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2003 is $557,775,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $222,524,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $21,930,000 in 2004, $385,845,000 in 2005 and $150,000,000 in 2006. The Internal Revenue
      Service has initiated examinations into the transactions underlying these commitments, including the Company's role in the transactions. The Company is fully cooperating with the IRS. Management does not anticipate any material losses with respect to these commitments.

      At December 31, 2003, the Company was obligated to purchase approximately $18,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $11,000,000 in 2004 and $7,000,000 in 2006.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2003 and 2002, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                      (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
    Beginning balances ...............................   $ 1,125,753    $   925,753    $   493,010
    Capital contributions by Parent ..................            --        200,000             --
    Contribution of subsidiary by Parent .............            --             --        432,743
                                                         -----------    -----------    -----------
    Ending balances ..................................   $ 1,125,753    $ 1,125,753    $   925,753
                                                         ===========    ===========    ===========

RETAINED EARNINGS:
    Beginning balances ...............................   $   175,871    $   694,004    $   697,730
    Net income .......................................        85,672         34,251         90,369
    Dividends paid to Parent .........................            --             --        (94,095)
    Distribution of subsidiary to Parent .............            --       (552,384)            --
                                                         -----------    -----------    -----------
    Ending balances ..................................   $   261,543    $   175,871    $   694,004
                                                         ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
    Beginning balances ...............................   $    16,504    $   (29,272)   $   (65,582)
    Change in net unrealized gains (losses) on
      debt securities available for sale .............       118,725         98,718         59,844
    Change in net unrealized gains (losses) on
      equity securities available for sale ...........         1,594         (1,075)          (400)
    Change in adjustment to deferred acquisition costs       (34,000)       (25,000)        (5,800)
    Cumulative effect of accounting change, net of tax            --             --          1,389
    Net change related to cash flow hedges ...........            --         (2,218)            81
    Tax effects of net changes .......................       (30,213)       (24,649)       (18,804)
                                                         -----------    -----------    -----------
    Ending balances ..................................   $    72,610    $    16,504    $   (29,272)
                                                         ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................      $ 214,845       $ 205,052
Gross unrealized losses ........................        (60,136)       (170,662)
Adjustment to DAC ..............................        (43,000)         (9,000)
Deferred income taxes ..........................        (39,099)         (8,886)
                                                      ---------       ---------
Accumulated other comprehensive income .........      $  72,610       $  16,504
                                                      =========       =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun. Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 9). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests in SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are realized by its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholders in the year 2004 without obtaining prior approval is $59,884,000. No dividends were paid in the years ended December 31, 2003 and 2002. Dividends of $94,095,000 were paid on April 2, 2001.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $89,071,000 for the year ended December 31, 2003 and net losses of $180,737,000 and $122,322,000 for the years ended December 31, 2002 and 2001, respectively. The Company's statutory capital and surplus totaled $602,348,000 at December 31, 2003 and $463,905,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                               YEARS ENDED DECEMBER 31,
                                      ------------------------------------------
                                         2003            2002            2001
                                      ---------       ---------       ----------
                                                    (IN THOUSANDS)

Current ........................      $ 122,445       $(126,685)      $(105,158)
Deferred .......................       (100,685)        128,748         126,010
                                      ---------       ---------       ----------
Total income tax expense .......      $  21,760       $   2,063       $  20,852
                                      =========       =========       =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                  --------------------------------
                                                    2003        2002        2001
                                                  --------    --------    --------
                                                           (IN THOUSANDS)

Amount computed at statutory rate .............   $ 37,601    $ 12,710    $ 42,547
Increases (decreases) resulting from:
   Amortization of differences between
      book and tax bases of net assets acquired         --          --         613
   State income taxes, net of federal
      tax benefit .............................         --          --       4,072
   Dividends received deduction ...............    (15,920)    (10,117)    (13,406)
   Tax credits ................................         --          --     (16,758)
   Other, net .................................         79        (530)      3,784
                                                  --------    --------    --------
      Total income tax expense ................   $ 21,760    $  2,063    $ 20,852
                                                  ========    ========    ========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,304,000 at December 31, 2003. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      The significant components of the liability for Deferred Income Taxes are as follows:

                                                        DECEMBER 31,   DECEMBER 31,
                                                            2003           2002
                                                        ------------   ------------
(IN THOUSANDS)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs ...........................   $ 455,151      $ 423,823
Other liabilities ....................................          --         42,289
Net unrealized gains on debt and equity securities
   available for sale ................................      39,098          8,885
                                                         ---------      ----------
Total deferred tax liabilities .......................     494,249        474,997
                                                         ---------      ----------
DEFERRED TAX ASSETS:

Investments ..........................................     (24,436)       (13,591)
Contractholder reserves ..............................    (158,112)       (84,943)
Guaranty fund assessments ............................      (3,408)        (3,774)
Deferred income ......................................     (21,881)       (16,416)
Other assets .........................................      (5,013)        (4,401)
                                                         ---------      ----------
Total deferred tax assets ............................    (212,850)      (123,125)
                                                         ---------      ----------
Deferred income taxes ................................   $ 281,399      $ 351,872
                                                         =========      =========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      As discussed in Notes 1 and 7, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the years ended December 31, 2003 and December 31, 2002, the Company paid commissions totaling $51,716,000 and $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation, respectively. Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the year ended December 31, 2001, the Company paid commissions totaling $40,567,000 to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 24.0%, 31.2% and 26.0% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% was distributed by these affiliated broker-dealers for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $126,531,000 for the year ended December 31, 2003, $119,981,000 for the year ended December 31, 2002 and $130,178,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $48,733,000, $49,004,000 and $68,757,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The Company paid $500,000, $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2003, 2002 and 2001, respectively (see Note
      2).

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2.3 million, $2.4 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000.

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $60,458,000 and $62,562,000 were included in the consolidated statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002. Of this amount $54,753,000 and $57,745,000 has been paid to the Company in 2003 and 2002 and $5,705,000 and $4,817,000 remained receivables from SAAMCO at December 31, 2003 and 2002, respectively.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby the Company has the right to borrow up to $500,000,000 from AIGRS. Any advances made by AIGRS under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS, whereby AIGRS has the right to borrow up to

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. At December 31, 2003, the Company owed $14,000,000 under this agreement. This payable was paid in January 2004 and was included in due to affiliates on the balance sheet at December 31, 2003. No borrowings were outstanding under this agreement at December 31, 2002.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2003 or December 31, 2002.

10.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company had one business segment in 2003 and 2002, annuity operations (see Note 7). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the year ended December 31, 2001. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 14.6% of sales in the year ended December 31, 2003, 11.9% of sales in the year ended December 31, 2002 and 12.2% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for 10% or more of sales for any such period. For the year ended December 31, 2001, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives does not compose a material percentage of total revenues in the broker-dealer operations for the year ended December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003:

REVENUES:
Fee income:
    Variable annuity fees ................       $    290,132   $       --   $       --   $    290,132
    Universal life insurance fees ........             35,816           --           --         35,816
    Surrender charges ....................             27,733           --           --         27,733
    Other fees ...........................                 --           --           --             --
                                                 ------------   ----------   ----------   ------------
        Total fee income .................            353,681           --           --        353,681

Investment income ........................            398,304           --           --        398,304
Net realized investment losses ...........            (30,354)          --           --        (30,354)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            721,631           --           --        721,631
                                                 ------------   ----------   ----------   ------------
BENEFITS AND EXPENSES:
Interest expense .........................            237,585           --           --        237,585
General and administrative expenses ......             83,013           --           --         83,013
Amortization of deferred acquisition costs            156,906           --           --        156,906
Annual commissions .......................             55,661           --           --         55,661
Claims on universal life contracts, net of
    reinsurance ..........................             17,766           --           --         17,766
Guaranteed minimum death benefits, net of
    reinsurance recoveries ...............             63,268           --           --         63,268
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            614,199           --           --        614,199
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
    accounting change ....................       $    107,432   $       --   $       --   $    107,432
                                                 ============   ==========   ==========   ============

Total assets .............................       $ 27,781,851   $       --   $       --   $ 27,781,851
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --   $         --
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2002:

REVENUES:
Fee income:
   Variable annuity fees .................       $    295,509   $       --   $       --   $    295,509
   Universal life insurance fees .........             36,253           --           --         36,253
   Surrender charges .....................             32,507           --           --         32,507
   Other fees ............................              3,305           --           --          3,305
                                                 ------------   ----------   ----------   ------------
      Total fee income ...................            367,574           --           --        367,574

Investment income ........................            377,556           --           --        377,556
Net realized investment losses ...........            (65,811)          --           --        (65,811)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            679,319           --           --        679,319

BENEFITS AND EXPENSES:
Interest expense .........................            234,261           --           --        234,261
General and administrative expenses ......             79,287           --           --         79,287
Amortization of deferred acquisition costs            187,860           --           --        187,860
Annual commissions .......................             58,389           --           --         58,389
Claims on universal life contracts, net of
   reinsurance ...........................             15,716           --           --         15,716
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             67,492           --           --         67,492
                                                 ------------   ----------   ----------   ------------
Total benefits and expenses ..............            643,005           --           --        643,005
                                                 ------------   ----------   ----------   ------------
Pretax income before cumulative effect of
   accounting change .....................       $     36,314   $       --   $       --   $     36,314
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 23,538,832   $       --   $       --   $ 23,538,832
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $       --   $       --            $--
                                                 ============   ==========   ==========   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   BUSINESS SEGMENTS (Continued)

                                                                  ASSET        BROKER-
                                                    ANNUITY     MANAGEMENT     DEALER
                                                  OPERATIONS    OPERATIONS   OPERATIONS      TOTAL
                                                 ------------   ----------   ----------   ------------
                                                                    (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2001:

REVENUES:
Fee income:
    Variable annuity fees ................       $    337,384   $   11,499   $       --   $    348,883
    Net retained commissions .............                 --        2,210       45,362         47,572
    Asset management fees ................                 --       63,529           --         63,529
    Universal life insurance fees ........             36,475           --           --         36,475
    Surrender charges ....................             24,911           --           --         24,911
    Other fees ...........................              3,626        9,350        1,575         14,551
                                                 ------------   ----------   ----------   ------------
Total fee income .........................            402,396       86,588       46,937        535,921

Investment income ........................            358,710       14,988          570        374,268
Net realized investment losses ...........            (59,784)     (32,927)          --        (92,711)
                                                 ------------   ----------   ----------   ------------
Total revenues ...........................            701,322       68,649       47,507        817,478

BENEFITS AND EXPENSES:
Interest expense .........................            240,499        4,115          360        244,974
General and administrative expenses ......             80,026       27,430       29,486        136,942
Amortization of deferred acquisition costs            144,273       76,043           --        220,316
Annual commissions .......................             58,278           --           --         58,278
Claims on universal life contracts, net of
   reinsurance ...........................             17,566           --           --         17,566
Guaranteed minimum death benefits, net of
   reinsurance recoveries ................             17,839           --           --         17,839
                                                 ------------   ----------   ----------   ------------
Total benefits and Expenses ..............            558,481      107,588       29,846        695,915

Pretax income before cumulative effect of
   accounting change .....................       $    142,841   $  (38,939)  $   17,661   $    121,563
                                                 ============   ==========   ==========   ============
Total assets .............................       $ 26,207,279   $  659,876   $   72,950   $ 26,940,105
                                                 ============   ==========   ==========   ============
Expenditures for long-lived assets .......       $         --   $      614   $      608   $      1,222
                                                 ============   ==========   ==========   ============

                          VARIABLE ANNUITY ACCOUNT NINE
                          -----------------------------

                                       OF
                                       --

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      -------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                                DECEMBER 31, 2003
                                -----------------

                          Variable Annuity Account Nine
                                       of
                      AIG SunAmerica Life Assurance Company

                                  Annual Report
                                December 31, 2003


                                    Contents

Report of Independent Auditors..............................................   1
Statement of Assets and Liabilities.........................................   2
Schedule of Portfolio Investments...........................................   8
Statement of Operations.....................................................   9
Statement of Changes in Net Assets..........................................  15
Notes to Financial Statements...............................................  26

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Nine

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Nine, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended, and the changes in each of their net assets for the periods ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
March 19, 2004

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                               AllianceBernstein                       AllianceBernstein
                                                        Americas   AllianceBernstein         Real Estate   AllianceBernstein
                                               Government Income       International          Investment     Small Cap Value
                                                       Portfolio     Value Portfolio           Portfolio           Portfolio
                                                       (Class A)           (Class A)           (Class A)           (Class A)
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $       1,100,229   $         481,774   $       1,017,516   $       1,280,342
                                               -----------------------------------------------------------------------------
Total Assets:                                  $       1,100,229   $         481,774   $       1,017,516   $       1,280,342
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $       1,100,229   $         481,774   $       1,017,516   $       1,280,342
                                               =============================================================================
Accumulation units outstanding                            97,579              41,243              80,369             108,773
                                               =============================================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             159   $             237   $             248   $             257
   Accumulation units outstanding                             14                  17                  17                  17
   Unit value of accumulation units            $           11.28   $           14.00   $           14.60   $           15.15
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.65%****:
   Net Assets                                  $       1,100,070   $         481,537   $       1,017,268   $       1,280,085
   Accumulation units outstanding                         97,565              41,226              80,352             108,756
   Unit value of accumulation units            $           11.28   $           11.68   $           12.66   $           11.77

                                               AllianceBernstein                       AllianceBernstein
                                                  Utility Income   AllianceBernstein         Global Bond
                                                       Portfolio     Value Portfolio           Portfolio
                                                       (Class A)      (Class A)/(1)/           (Class A)
                                               ---------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $         291,159   $             239   $         201,797
                                               ---------------------------------------------------------
Total Assets:                                  $         291,159   $             239   $         201,797
Liabilities:                                                   0                   0                   0
                                               ---------------------------------------------------------
Net Assets                                     $         291,159   $             239   $         201,797
                                               =========================================================
Accumulation units outstanding                            27,441                  17              16,380
                                               =========================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             229   $             239   $             167
   Accumulation units outstanding                             17                  17                  14
   Unit value of accumulation units            $           13.52   $           14.11   $           11.81
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         290,930   $               0   $         201,630
   Accumulation units outstanding                         27,424                   0              16,366
   Unit value of accumulation units            $           10.61   $               0   $           12.32

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                   (Continued)

                                               AllianceBernstein
                                                   Global Dollar   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                      Government              Growth   Growth and Income          High-Yield
                                                       Portfolio           Portfolio           Portfolio           Portfolio
                                                       (Class A)      (Class A)/(1)/      (Class A)/(1)/           (Class A)
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $         267,514   $             202   $             198   $       1,064,614
                                               -----------------------------------------------------------------------------
Total Assets:                                  $         267,514   $             202   $             198   $       1,064,614
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $         267,514   $             202   $             198   $       1,064,614
                                               =============================================================================
Accumulation units outstanding                            19,387                  14                  14              91,395
                                               =============================================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             211   $             202   $             198   $             183
   Accumulation units outstanding                             14                  14                  14                  14
   Unit value of accumulation units            $           14.94   $           14.31   $           14.03   $           12.96
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         267,303   $               0   $               0   $       1,064,431
   Accumulation units outstanding                         19,373                   0                   0              91,381
   Unit value of accumulation units            $           13.80   $               0   $               0   $           11.65

                                               AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                   International        Money Market      Premier Growth
                                                       Portfolio           Portfolio           Portfolio
                                                       (Class A)      (Class A)/(1)/      (Class A)/(1)/
                                               ---------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $         329,806   $             142   $             183
                                               ---------------------------------------------------------
Total Assets:                                  $         329,806   $             142   $             183
Liabilities:                                                   0                   0                   0
                                               ---------------------------------------------------------
Net Assets                                     $         329,806   $             142   $             183
                                               =========================================================
Accumulation units outstanding                            30,765                  14                  14
                                               =========================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             183   $             142   $             183
   Accumulation units outstanding                             14                  14                  14
   Unit value of accumulation units            $           12.97   $           10.08   $           12.92
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         329,623   $               0   $               0
   Accumulation units outstanding                         30,751                   0                   0
   Unit value of accumulation units            $           10.72   $               0   $               0

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                   (Continued)

                                                                                                           AllianceBernstein
                                                                                                                        U.S.
                                               AllianceBernstein   AllianceBernstein   AllianceBernstein     Government/High
                                                          Quasar          Technology        Total Return    Grade Securities
                                                       Portfolio           Portfolio           Portfolio           Portfolio
                                                       (Class A)      (Class A)/(1)/      (Class A)/(1)/      (Class A)/(1)/
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $         609,561   $             189   $             177   $             154
                                               -----------------------------------------------------------------------------
Total Assets:                                  $         609,561   $             189   $             177   $             154
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $         609,561   $             189   $             177   $             154
                                               =============================================================================
Accumulation units outstanding                            54,360                  14                  14                  14
                                               =============================================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             213   $             189   $             177   $             154
   Accumulation units outstanding                             14                  14                  14                  14
   Unit value of accumulation units            $           15.09   $           13.40   $           12.56   $           10.87
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         609,348   $               0   $               0   $               0
   Accumulation units outstanding                         54,346                   0                   0                   0
   Unit value of accumulation units            $           11.21   $               0   $               0   $               0

                                               AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                       Worldwide            Americas       International
                                                   Privatization   Government Income               Value
                                                       Portfolio           Portfolio           Portfolio
                                                       (Class A)           (Class B)           (Class B)
                                               ---------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $         103,838   $       5,698,466   $       8,950,815
                                               ---------------------------------------------------------
Total Assets:                                  $         103,838   $       5,698,466   $       8,950,815
Liabilities:                                                   0                   0                   0
                                               ---------------------------------------------------------
Net Assets                                     $         103,838   $       5,698,466   $       8,950,815
                                               =========================================================
Accumulation units outstanding                             8,342             327,417             699,881
                                               =========================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $             200   $               0   $               0
   Accumulation units outstanding                             14                   0                   0
   Unit value of accumulation units            $           14.13   $               0   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $               0   $       2,600,957   $       4,642,718
   Accumulation units outstanding                              0             135,559             358,659
   Unit value of accumulation units            $               0   $           19.19   $           12.94
Contracts with total expenses of 1.60%***:
   Net Assets                                  $               0   $       2,278,455   $       3,561,258
   Accumulation units outstanding                              0             119,159             277,192
   Unit value of accumulation units            $               0   $           19.12   $           12.85
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         103,638   $         819,054   $         746,839
   Accumulation units outstanding                          8,328              72,699              64,030
   Unit value of accumulation units            $           12.44   $           11.27   $           11.66

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                   (Continued)

                                               AllianceBernstein
                                                     Real Estate   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                      Investment     Small Cap Value      Utility Income               Value
                                                       Portfolio           Portfolio           Portfolio           Portfolio
                                                       (Class B)           (Class B)           (Class B)           (Class B)
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $       4,746,663   $      12,528,762   $       2,802,320   $      16,593,446
                                               -----------------------------------------------------------------------------
Total Assets:                                  $       4,746,663   $      12,528,762   $       2,802,320   $      16,593,446
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $       4,746,663   $      12,528,762   $       2,802,320   $      16,593,446
                                               =============================================================================
Accumulation units outstanding                           292,051             900,473             175,085           1,532,580
                                               =============================================================================
Contracts With Total Expenses of 0.25%*:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $       2,320,823   $       8,821,902   $       1,897,281   $      10,508,561
   Accumulation units outstanding                        135,608             622,958             111,613             970,300
   Unit value of accumulation units            $           17.11   $           14.16   $           17.00   $           10.83
Contracts with total expenses of 1.60%***:
   Net Assets                                  $       1,723,830   $       2,668,485   $         622,915   $       3,831,240
   Accumulation units outstanding                        100,944             189,138              36,838             354,879
   Unit value of accumulation units            $           17.08   $           14.11   $           16.91   $           10.80
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         702,010   $       1,038,375   $         282,124   $       2,253,645
   Accumulation units outstanding                         55,499              88,377              26,634             207,401
   Unit value of accumulation units            $           12.65   $           11.75   $           10.59   $           10.87

                                                                   AllianceBernstein
                                               AllianceBernstein       Global Dollar   AllianceBernstein
                                                     Global Bond          Government              Growth
                                                       Portfolio           Portfolio           Portfolio
                                                       (Class B)           (Class B)           (Class B)
                                               ---------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $       3,522,061   $       3,161,606   $       8,467,347
                                               ---------------------------------------------------------
Total Assets:                                  $       3,522,061   $       3,161,606   $       8,467,347
Liabilities:                                                   0                   0                   0
                                               ---------------------------------------------------------
Net Assets                                     $       3,522,061   $       3,161,606   $       8,467,347
                                               =========================================================
Accumulation units outstanding                           210,760             118,642             438,414
                                               =========================================================
Contracts With Total Expenses of 0.25%*:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $       2,540,452   $       2,009,968   $       5,888,695
   Accumulation units outstanding                        148,007              70,907             270,316
   Unit value of accumulation units            $           17.16   $           28.35   $           21.78
Contracts with total expenses of 1.60%***:
   Net Assets                                  $         765,207   $         966,536   $       1,501,241
   Accumulation units outstanding                         45,151              34,292              69,094
   Unit value of accumulation units            $           16.95   $           28.19   $           21.73
Contracts with total expenses of 1.65%****:
   Net Assets                                  $         216,402   $         185,102   $       1,077,411
   Accumulation units outstanding                         17,602              13,443              99,004
   Unit value of accumulation units            $           12.29   $           13.77   $           10.88

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                   (Continued)

                                               AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                               Growth and Income          High-Yield       International        Money Market
                                                       Portfolio           Portfolio           Portfolio           Portfolio
                                                       (Class B)           (Class B)           (Class B)           (Class B)
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $      34,973,786   $       7,966,949   $       2,337,585   $       9,782,317
                                               -----------------------------------------------------------------------------
Total Assets:                                  $      34,973,786   $       7,966,949   $       2,337,585   $       9,782,317
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $      34,973,786   $       7,966,949   $       2,337,585   $       9,782,317
                                               =============================================================================
Accumulation units outstanding                         1,401,337             766,636             189,999             793,252
                                               =============================================================================
Contracts With Total Expenses of 0.25%*:
   Net Assets                                  $               0   $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $      21,457,386   $       4,562,522   $       1,503,904   $       3,368,383
   Accumulation units outstanding                        614,584             444,271             119,991             266,526
   Unit value of accumulation units            $           34.91   $           10.27   $           12.53   $           12.64
Contracts with total expenses of 1.60%***:
   Net Assets                                  $       7,257,086   $       2,470,148   $         638,074   $       5,706,034
   Accumulation units outstanding                        208,278             242,080              51,728             454,543
   Unit value of accumulation units            $           34.84   $           10.20   $           12.34   $           12.55
Contracts with total expenses of 1.65%****:
   Net Assets                                  $       6,259,314   $         934,279   $         195,607   $         707,900
   Accumulation units outstanding                        578,475              80,285              18,280              72,183
   Unit value of accumulation units            $           10.82   $           11.64   $           10.70   $            9.81

                                               AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                  Premier Growth              Quasar          Technology
                                                       Portfolio           Portfolio           Portfolio
                                                       (Class B)           (Class B)           (Class B)
                                               ---------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $      16,365,162   $       5,672,142   $       3,926,347
                                               ---------------------------------------------------------
Total Assets:                                  $      16,365,162   $       5,672,142   $       3,926,347
Liabilities:                                                   0                   0                   0
                                               ---------------------------------------------------------
Net Assets                                     $      16,365,162   $       5,672,142   $       3,926,347
                                               =========================================================
Accumulation units outstanding                           816,179             537,264             281,720
                                               =========================================================
Contracts With Total Expenses of 0.25%*:
   Net Assets                                  $               0   $               0   $               0
   Accumulation units outstanding                              0                   0                   0
   Unit value of accumulation units            $               0   $               0   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $       9,623,858   $       3,457,565   $       2,214,961
   Accumulation units outstanding                        394,085             329,393             150,141
   Unit value of accumulation units            $           24.42   $           10.50   $           14.75
Contracts with total expenses of 1.60%***:
   Net Assets                                  $       4,292,316   $       1,590,805   $       1,190,557
   Accumulation units outstanding                        176,257             152,174              81,428
   Unit value of accumulation units            $           24.35   $           10.45   $           14.62
Contracts with total expenses of 1.65%****:
   Net Assets                                  $       2,448,988   $         623,772   $         520,829
   Accumulation units outstanding                        245,837              55,697              50,151
   Unit value of accumulation units            $            9.96   $           11.20   $           10.39

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003
                                   (Continued)

                                                                   AllianceBernstein
                                                                                U.S.   AllianceBernstein   AllianceBernstein
                                               AllianceBernstein     Government/High      U.S. Large Cap           Worldwide
                                                    Total Return    Grade Securities       Blended Style       Privatization
                                                       Portfolio           Portfolio           Portfolio           Portfolio
                                                       (Class B)           (Class B)           (Class B)           (Class B)
                                               -----------------------------------------------------------------------------
Assets:
   Investments in Alliance Variable Products
    Series Fund, Inc., at net asset value      $      21,074,879   $      13,960,007   $       5,405,316   $       1,155,308
                                               -----------------------------------------------------------------------------
Total Assets:                                  $      21,074,879   $      13,960,007   $       5,405,316   $       1,155,308
                                               -----------------------------------------------------------------------------
Liabilities:                                                   0                   0                   0                   0
                                               -----------------------------------------------------------------------------
Net Assets                                     $      21,074,879   $      13,960,007   $       5,405,316   $       1,155,308
                                               =============================================================================
Accumulation units outstanding                         1,157,615             964,201             500,626              60,851
                                               =============================================================================
Contracts With Total Expenses of 0.25%* (1):
   Net Assets                                  $               0   $               0   $             162   $               0
   Accumulation units outstanding                              0                   0                  15                   0
   Unit value of accumulation units            $               0   $               0   $           10.90   $               0
Contracts With Total Expenses of 1.40%**:
   Net Assets                                  $      10,928,634   $       8,240,549   $       3,062,931   $         645,923
   Accumulation units outstanding                        491,208             531,760             283,520              32,739
   Unit value of accumulation units            $           22.25   $           15.50   $           10.80   $           19.73
Contracts with total expenses of 1.60%***:
   Net Assets                                  $       5,753,667   $       3,580,593   $       2,076,166   $         448,029
   Accumulation units outstanding                        259,339             231,891             192,393              23,152
   Unit value of accumulation units            $           22.19   $           15.44   $           10.79   $           19.35
Contracts with total expenses of 1.65%****:
   Net Assets                                  $       4,392,578   $       2,138,865   $         266,057   $          61,356
   Accumulation units outstanding                        407,068             200,550              24,698               4,960
   Unit value of accumulation units            $           10.79   $           10.66   $           10.77   $           12.37

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003

                                                          Net Asset
Variable Accounts                            Shares    Value Per Share    Net Asset Value         Cost
-------------------------------------------------------------------------------------------------------------
ALLIANCE SERIES TRUST:
   AllianceBernstein Americas Government
    Income Portfolio (Class A)                84,568  $           13.01  $       1,100,229  $       1,083,636
   AllianceBernstein International Value
    Portfolio (Class A)                       35,820              13.45            481,774            342,051
   AllianceBernstein Real Estate
    Investment Portfolio (Class A)            65,142              15.62          1,017,516            827,147
   AllianceBernstein Small Cap Value
    Portfolio (Class A)                       88,360              14.49          1,280,342            949,823
   AllianceBernstein Utility Income
    Portfolio (Class A)                       19,476              14.95            291,159            249,966
   AllianceBernstein Value Portfolio
    (Class A)                                     21              11.20                239                171
   AllianceBernstein Global Bond
    Portfolio (Class A)                       14,948              13.50            201,797            186,746
   AllianceBernstein Global Dollar
    Government Portfolio (Class A)            18,411              14.53            267,514            221,470
   AllianceBernstein Growth Portfolio
    (Class A)                                     13              15.95                202                141
   AllianceBernstein Growth and Income
    Portfolio (Class A)                            9              21.80                198                143
   AllianceBernstein High-Yield Portfolio
    (Class A)                                134,591               7.91          1,064,614            982,568
   AllianceBernstein International
    Portfolio (Class A)                       25,350              13.01            329,806            251,524
   AllianceBernstein Money Market
    Portfolio (Class A)                          142               1.00                142                142
   AllianceBernstein Premier Growth
    Portfolio (Class A)                            8              21.58                183                141
   AllianceBernstein Quasar Portfolio
    (Class A)                                 59,937              10.17            609,561            452,326
   AllianceBernstein Technology Portfolio
    (Class A)                                     13              14.49                189                141
   AllianceBernstein Total Return
    Portfolio (Class A)                           10              17.76                177                145
   AllianceBernstein U.S. Government/High
    Grade Securities Portfolio (Class A)          12              12.56                154                147
   AllianceBernstein Worldwide
    Privatization Portfolio (Class A)          6,378              16.28            103,838             72,211
   AllianceBernstein Americas Government
    Income Portfolio (Class B)               438,007              13.01          5,698,466          5,651,918
   AllianceBernstein AllianceBernstein
    International Value Portfolio
    (Class B)                                668,470              13.39          8,950,815          7,686,556
   AllianceBernstein Real Estate
    Investment Portfolio (Class B)           305,252              15.55          4,746,663          4,160,071
   AllianceBernstein Small Cap Value
    Portfolio (Class B)                      866,443              14.46         12,528,762         10,498,705
   AllianceBernstein Utility Income
    Portfolio (Class B)                      187,823              14.92          2,802,320          2,543,664
   AllianceBernstein Value Portfolio
    (Class B)                              1,486,868              11.16         16,593,446         14,260,603
   AllianceBernstein Global Bond
    Portfolio (Class B)                      262,840              13.40          3,522,061          3,355,879
   AllianceBernstein Global Dollar
    Government Portfolio (Class B)           217,891              14.51          3,161,606          2,884,688
   AllianceBernstein Growth Portfolio
    (Class B)                                537,268              15.76          8,467,347          7,477,519
   AllianceBernstein Growth and Income
    Portfolio (Class B)                    1,617,659              21.62         34,973,786         30,412,289
   AllianceBernstein High-Yield Portfolio
    (Class B)                              1,007,200               7.91          7,966,949          7,527,191
   AllianceBernstein International
    Portfolio (Class B)                      180,788              12.93          2,337,585          2,022,978
   AllianceBernstein Money Market
    Portfolio (Class B)                    9,782,317               1.00          9,782,317          9,782,317
   AllianceBernstein Premier Growth
    Portfolio (Class B)                      767,237              21.33         16,365,162         14,824,599
   AllianceBernstein Quasar Portfolio
    (Class B)                                562,712              10.08          5,672,142          4,867,637
   AllianceBernstein Technology Portfolio
    (Class B)                                273,613              14.35          3,926,347          3,390,380
   AllianceBernstein Total Return
    Portfolio (Class B)                    1,191,344              17.69         21,074,879         19,420,257
   AllianceBernstein U.S. Government/High
    Grade Securities Portfolio (Class B)   1,119,487              12.47         13,960,007         13,859,381
   AllianceBernstein US Large Cap Blended
    Style Portfolio (Class B)                495,901              10.90          5,405,316          5,094,494
   AllianceBernstein Worldwide
    Privatization Portfolio (Class B)         71,140              16.24          1,155,308            969,175

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003

                                             AllianceBernstein                       AllianceBernstein
                                                      Americas   AllianceBernstein         Real Estate   AllianceBernstein
                                             Government Income       International          Investment     Small Cap Value
                                                     Portfolio     Value Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $          82,610   $           1,205   $          10,703   $           5,057
                                             -----------------------------------------------------------------------------
      Total investment income                           82,610               1,205              10,703               5,057
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                   (16,361)             (4,749)             (8,129)            (12,405)
   Distribution expense charge                          (2,922)               (848)             (1,452)             (2,215)
                                             -----------------------------------------------------------------------------
      Total expenses                                   (19,283)             (5,597)             (9,581)            (14,620)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                            63,327              (4,392)              1,122              (9,563)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         1,307,448              24,486              23,864              59,062
   Cost of shares sold                              (1,310,758)            (21,253)            (22,301)            (51,351)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                           (3,310)              3,233               1,563               7,711
Realized gain distributions                                  0                   0                   0              12,064
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                             (3,310)              3,233               1,563              19,775
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   4,342               7,484                 834              15,995
   End of period                                        16,593             139,723             190,369             330,519
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                          12,251             132,239             189,535             314,524
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $          72,268   $         131,080   $         192,220   $         324,736
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                Utility Income               Value         Global Bond
                                                     Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)
                                             ---------------------------------------------------------
Investment income:
   Dividends                                 $           6,486   $               2   $           8,027
                                             ---------------------------------------------------------
      Total investment income                            6,486                   2               8,027
                                             ---------------------------------------------------------
Expenses:
   Mortality and expense risk charge                    (2,800)                  0              (2,089)
   Distribution expense charge                            (500)                  0                (373)
                                             ---------------------------------------------------------
      Total expenses                                    (3,300)                  0              (2,462)
                                             ---------------------------------------------------------
Net investment income (loss)                             3,186                   2               5,565
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                             3,933                   2              12,822
   Cost of shares sold                                  (3,859)                 (2)            (12,420)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                               74                   0                 402
Realized gain distributions                                  0                   0                   0
                                             ---------------------------------------------------------
Net realized gains (losses)                                 74                   0                 402
                                             ---------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   3,189                  16               3,826
   End of period                                        41,193                  68              15,051
                                             ---------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                          38,004                  52              11,225
                                             ---------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $          41,264   $              54   $          17,192
                                             =========================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                             AllianceBernstein
                                                 Global Dollar                       AllianceBernstein   AllianceBernstein
                                                    Government   AllianceBernstein   Growth and Income          High-Yield
                                                     Portfolio    Growth Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $          13,461   $               0   $               2   $          35,682
                                             -----------------------------------------------------------------------------
      Total investment income                           13,461                   0                   2              35,682
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                    (3,093)                  0                   0              (8,792)
   Distribution expense charge                            (552)                  0                   0              (1,570)
                                             -----------------------------------------------------------------------------
      Total expenses                                    (3,645)                  0                   0             (10,362)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                             9,816                   0                   2              25,320
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                            61,047                   2                   2              53,136
   Cost of shares sold                                 (55,696)                 (2)                 (2)            (51,735)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                            5,351                   0                   0               1,401
Realized gain distributions                                  0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                              5,351                   0                   0               1,401
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   5,883                   9                   8               4,243
   End of period                                        46,044                  61                  55              82,046
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                          40,161                  52                  47              77,803
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $          55,328   $              52   $              49   $         104,524
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                 International        Money Market      Premier Growth
                                                     Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)
                                             ---------------------------------------------------------
Investment income:
   Dividends                                 $             327   $               1   $               0
                                             ---------------------------------------------------------
      Total investment income                              327                   1                   0
                                             ---------------------------------------------------------
Expenses:
   Mortality and expense risk charge                    (3,445)                  0                   0
   Distribution expense charge                            (615)                  0                   0
                                             ---------------------------------------------------------
      Total expenses                                    (4,060)                  0                   0
                                             ---------------------------------------------------------
Net investment income (loss)                            (3,733)                  1                   0
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                            17,439                   1                   1
   Cost of shares sold                                 (15,853)                 (1)                 (1)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                            1,586                   0                   0
Realized gain distributions                                  0                   0                   0
                                             ---------------------------------------------------------
Net realized gains (losses)                              1,586                   0                   0
                                             ---------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   3,521                   0                   6
   End of period                                        78,282                   0                  42
                                             ---------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                          74,761                   0                  36
                                             ---------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $          72,614   $               1   $              36
                                             =========================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                                                         AllianceBernstein
                                                                                                                      U.S.
                                             AllianceBernstein   AllianceBernstein   AllianceBernstein     Government/High
                                                        Quasar          Technology        Total Return    Grade Securities
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $               0   $               0   $               4   $               4
                                             -----------------------------------------------------------------------------
      Total investment income                                0                   0                   4                   4
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                    (5,329)                  0                   0                   0
   Distribution expense charge                            (952)                  0                   0                   0
                                             -----------------------------------------------------------------------------
      Total expenses                                    (6,281)                  0                   0                   0
                                             -----------------------------------------------------------------------------
Net investment income (loss)                            (6,281)                  0                   4                   4
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                            28,357                   1                   1                   1
   Cost of shares sold                                 (25,592)                 (1)                 (1)                 (1)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                            2,765                   0                   0                   0
Realized gain distributions                                  0                   0                   0                   1
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                              2,765                   0                   0                   1
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                     362                 (10)                  8                   7
   End of period                                       157,235                  48                  32                   7
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                         156,873                  58                  24                   0
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $         153,357   $              58   $              28   $               5
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein
                                                     Worldwide            Americas   AllianceBernstein
                                                 Privatization          Government       International
                                                     Portfolio    Income Portfolio     Value Portfolio
                                                     (Class A)           (Class B)           (Class B)
                                             ---------------------------------------------------------
Investment income:
   Dividends                                 $             899   $         143,433   $           5,605
                                             ---------------------------------------------------------
      Total investment income                              899             143,433               5,605
                                             ---------------------------------------------------------
Expenses:
   Mortality and expense risk charge                    (1,097)            (45,037)            (49,156)
   Distribution expense charge                            (196)             (4,282)             (3,930)
                                             ---------------------------------------------------------
      Total expenses                                    (1,293)            (49,319)            (53,086)
                                             ---------------------------------------------------------
Net investment income (loss)                              (394)             94,114             (47,481)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                             2,132           2,281,214          25,321,753
   Cost of shares sold                                  (1,946)         (2,323,154)        (24,808,080)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                              186             (41,940)            513,673
Realized gain distributions                                  0                   0                   0
                                             ---------------------------------------------------------
Net realized gains (losses)                                186             (41,940)            513,673
                                             ---------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   1,405               3,003               3,756
   End of period                                        31,627              46,548           1,264,259
                                             ---------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                          30,222              43,545           1,260,503
                                             ---------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $          30,014   $          95,719   $       1,726,695
                                             =========================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                             AllianceBernstein
                                                   Real Estate   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                    Investment     Small Cap Value      Utility Income               Value
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $          22,788   $          17,243   $          24,223   $          44,568
                                             -----------------------------------------------------------------------------
      Total investment income                           22,788              17,243              24,223              44,568
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                   (23,985)            (70,414)            (15,428)           (108,482)
   Distribution expense charge                          (1,848)             (2,967)               (845)             (6,135)
                                             -----------------------------------------------------------------------------
      Total expenses                                   (25,833)            (73,381)            (16,273)           (114,617)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                            (3,045)            (56,138)              7,950             (70,049)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         1,113,163           1,040,071             153,829           1,121,102
   Cost of shares sold                              (1,081,922)           (931,143)           (147,126)         (1,034,235)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                           31,241             108,928               6,703              86,867
Realized gain distributions                                  0              45,710                   0                   0
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                             31,241             154,638               6,703              86,867
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   2,094              15,617                 762              17,198
   End of period                                       586,592           2,030,057             258,656           2,332,843
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                         584,498           2,014,440             257,894           2,315,645
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $         612,694   $       2,112,940   $         272,547   $       2,332,463
                                             =============================================================================

                                                                 AllianceBernstein
                                             AllianceBernstein       Global Dollar   AllianceBernstein
                                                   Global Bond          Government              Growth
                                                     Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)
                                             ---------------------------------------------------------
Investment income:
   Dividends                                 $         148,859   $          63,133   $               0
                                             ---------------------------------------------------------
      Total investment income                          148,859              63,133                   0
                                             ---------------------------------------------------------
Expenses:
   Mortality and expense risk charge                   (21,898)            (20,318)            (50,148)
   Distribution expense charge                          (1,145)             (1,252)             (2,681)
                                             ---------------------------------------------------------
      Total expenses                                   (23,043)            (21,570)            (52,829)
                                             ---------------------------------------------------------
Net investment income (loss)                           125,816              41,563             (52,829)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                        16,158,577             462,580             554,037
   Cost of shares sold                             (16,192,073)           (455,349)           (528,383)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                          (33,496)              7,231              25,654
Realized gain distributions                                  0                   0                   0
                                             ---------------------------------------------------------
Net realized gains (losses)                            (33,496)              7,231              25,654
                                             ---------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                   2,363               8,855             (21,395)
   End of period                                       166,182             276,918             989,828
                                             ---------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                         163,819             268,063           1,011,223
                                             ---------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $         256,139   $         316,857   $         984,048
                                             =========================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                             AllianceBernstein
                                                    Growth and   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                        Income          High-Yield       International        Money Market
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $          98,167   $         149,866   $           1,283   $          18,035
                                             -----------------------------------------------------------------------------
      Total investment income                           98,167             149,866               1,283              18,035
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                  (213,019)            (45,932)            (16,136)           (100,324)
   Distribution expense charge                         (13,975)             (3,152)             (1,157)            (10,014)
                                             -----------------------------------------------------------------------------
      Total expenses                                  (226,994)            (49,084)            (17,293)           (110,338)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                          (128,827)            100,782             (16,010)            (92,303)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         1,604,384          10,101,248          24,300,247          59,368,927
   Cost of shares sold                              (1,520,692)        (10,059,173)        (23,994,700)        (59,368,927)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                           83,692              42,075             305,547                   0
Realized gain distributions                                  0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                             83,692              42,075             305,547                   0
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                 (25,276)              2,281               1,211                   0
   End of period                                     4,561,497             439,758             314,607                   0
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                       4,586,773             437,477             313,396                   0
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $       4,541,638   $         580,334   $         602,933   $         (92,303)
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                Premier Growth              Quasar          Technology
                                                     Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)
                                             ---------------------------------------------------------
Investment income:
   Dividends                                 $               0   $               0   $               0
                                             ---------------------------------------------------------
      Total investment income                                0                   0                   0
                                             ---------------------------------------------------------
Expenses:
   Mortality and expense risk charge                  (110,063)            (28,456)            (23,036)
   Distribution expense charge                          (7,061)             (1,659)             (1,656)
                                             ---------------------------------------------------------
      Total expenses                                  (117,124)            (30,115)            (24,692)
                                             ---------------------------------------------------------
Net investment income (loss)                          (117,124)            (30,115)            (24,692)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         1,988,955           5,973,917             309,708
   Cost of shares sold                              (1,896,765)         (5,941,287)           (303,306)
                                             ---------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                           92,190              32,630               6,402
Realized gain distributions                                  0                   0                   0
                                             ---------------------------------------------------------
Net realized gains (losses)                             92,190              32,630               6,402
                                             ---------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                 (57,953)               (618)            (12,807)
   End of period                                     1,540,563             804,505             535,967
                                             ---------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                       1,598,516             805,123             548,774
                                             ---------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $       1,573,582   $         807,638   $         530,484
                                             =========================================================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (Continued)

                                                                 AllianceBernstein
                                                                              U.S.   AllianceBernstein   AllianceBernstein
                                             AllianceBernstein     Government/High      U.S. Large Cap           Worldwide
                                                  Total Return    Grade Securities       Blended Style       Privatization
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)     (Class B) /(1)/           (Class B)
                                             -----------------------------------------------------------------------------
Investment income:
   Dividends                                 $         198,674   $         176,776   $               0   $           2,745
                                             -----------------------------------------------------------------------------
      Total investment income                          198,674             176,776                   0               2,745
                                             -----------------------------------------------------------------------------
Expenses:
   Mortality and expense risk charge                  (139,503)           (106,899)            (19,950)             (6,339)
   Distribution expense charge                         (11,854)             (7,969)             (1,461)               (464)
                                             -----------------------------------------------------------------------------
      Total expenses                                  (151,357)           (114,868)            (21,411)             (6,803)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                            47,317              61,908             (21,411)             (4,058)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         8,359,910          11,067,186              82,465          10,388,760
   Cost of shares sold                              (8,238,610)        (11,108,239)            (80,646)        (10,309,120)
                                             -----------------------------------------------------------------------------
Net realized gains (losses) from securities
 transactions                                          121,300             (41,053)              1,819              79,640
Realized gain distributions                                  0              49,159                   0                   0
                                             -----------------------------------------------------------------------------
Net realized gains (losses)                            121,300               8,106               1,819              79,640
                                             -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                                  10,732              22,266                   0               2,133
   End of period                                     1,654,622             100,626             310,822             186,133
                                             -----------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investments                       1,643,890              78,360             310,822             184,000
                                             -----------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  $       1,812,507   $         148,374   $         291,230   $         259,582
                                             =============================================================================

(1) For the period from May 1, 2003 (inception) to December 31, 2003.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003

                                             AllianceBernstein                       AllianceBernstein
                                                      Americas   AllianceBernstein         Real Estate   AllianceBernstein
                                             Government Income       International          Investment     Small Cap Value
                                                     Portfolio     Value Portfolio           Portfolio           Portfolio
                                                     (Class A)           (Class A)           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $          63,327   $          (4,392)  $           1,122   $          (9,563)
   Net realized gains (losses) from
    securities transactions                             (3,310)              3,233               1,563              19,775
   Change in net unrealized appreciation
    (depreciation) of investments                       12,251             132,239             189,535             314,524
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                          72,268             131,080             192,220             324,736
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      1,470,360              28,568              48,414              85,825
   Cost of units redeemed                              (16,938)             (8,489)            (11,385)            (20,286)
   Optional enhanced death benefits                     (4,197)               (730)             (1,407)             (1,551)
   Net transfers                                      (764,978)            157,432             506,926             343,647
   Contract maintenance charge                             (31)                (64)                (40)                (88)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                       684,216             176,717             542,508             407,547
                                             -----------------------------------------------------------------------------
Increase in net assets                                 756,484             307,797             734,728             732,283
Net assets at beginning of period                      343,745             173,977             282,788             548,059
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $       1,100,229   $         481,774   $       1,017,516   $       1,280,342
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                             14                  17                  17                  17
                                             -----------------------------------------------------------------------------
Ending units                                                14                  17                  17                  17
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                          136,247               3,382               5,109               9,674
   Units redeemed                                       (1,865)             (1,046)             (1,235)             (2,355)
   Units transferred                                   (69,000)             17,758              45,890              36,756
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           65,382              20,094              49,764              44,075
Beginning units                                         32,183              21,132              30,588              64,681
                                             -----------------------------------------------------------------------------
Ending units                                            97,565              41,226              80,352             108,756
                                             =============================================================================

                                                                                                         AllianceBernstein
                                             AllianceBernstein   AllianceBernstein   AllianceBernstein       Global Dollar
                                                Utility Income               Value         Global Bond          Government
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class A)        (Class A) **           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $           3,186   $               2   $           5,565   $           9,816
   Net realized gains (losses) from
    securities transactions                                 74                   0                 402               5,351
   Change in net unrealized appreciation
    (depreciation) of investments                       38,004                  52              11,225              40,161
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                          41,264                  54              17,192              55,328
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         26,715                   0               2,646             151,236
   Cost of units redeemed                               (1,149)                  0              (1,545)               (595)
   Optional enhanced death benefits                       (454)                  0                (242)               (577)
   Net transfers                                       112,647                   0              91,088              (2,904)
   Contract maintenance charge                             (10)                 (2)                (20)                 (6)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                       137,749                  (2)             91,927             147,154
                                             -----------------------------------------------------------------------------
Increase in net assets                                 179,013                  52             109,119             202,482
Net assets at beginning of period                      112,146                 187              92,678              65,032
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $         291,159   $             239   $         201,797   $         267,514
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                             17                  17                  14                  14
                                             -----------------------------------------------------------------------------
Ending units                                                17                  17                  14                  14
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                            2,949                   0                 229              13,385
   Units redeemed                                         (165)                  0                (154)                (92)
   Units transferred                                    12,196                   0               7,923                 (91)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           14,980                   0               7,998              13,202
Beginning units                                         12,444                   0               8,368               6,171
                                             -----------------------------------------------------------------------------
Ending units                                            27,424                   0              16,366              19,373
                                             =============================================================================

** Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (continued)

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                        Growth   Growth and Income          High-Yield       International
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                   (Class A)**         (Class A)**           (Class A)           (Class A)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $               0   $               2   $          25,320   $          (3,733)
   Net realized gains (losses) from
    securities transactions                                  0                   0               1,401               1,586
   Change in net unrealized appreciation
    (depreciation) of investments                           52                  47              77,803              74,761
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                              52                  49             104,524              72,614
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                              1                   0             140,927               7,593
   Cost of units redeemed                                    0                   0              (3,077)             (3,170)
   Optional enhanced death benefits                          0                   0              (2,307)               (310)
   Net transfers                                             0                   0             714,568              72,437
   Contract maintenance charge                              (2)                 (2)                (50)                (33)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                            (1)                 (2)            850,061              76,517
                                             -----------------------------------------------------------------------------
Increase in net assets                                      51                  47             954,585             149,131
Net assets at beginning of period                          151                 151             110,029             180,675
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $             202   $             198   $       1,064,614   $         329,806
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                             14                  14                  14                  14
                                             -----------------------------------------------------------------------------
Ending units                                                14                  14                  14                  14
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                                0                   0              13,916                 871
   Units redeemed                                            0                   0                (493)               (379)
   Units transferred                                         0                   0              66,595               8,457
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0              80,018               8,949
Beginning units                                              0                   0              11,363              21,802
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0              91,381              30,751
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                  Money Market      Premier Growth              Quasar          Technology
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                   (Class A)**         (Class A)**           (Class A)         (Class A)**
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $               1   $               0   $          (6,281)  $               0
   Net realized gains (losses) from
    securities transactions                                  0                   0               2,765                   0
   Change in net unrealized appreciation
    (depreciation) of investments                            0                  36             156,873                  58
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                               1                  36             153,357                  58
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                              0                   0              11,711                   0
   Cost of units redeemed                                   (1)                 (1)            (15,503)                  0
   Optional enhanced death benefits                          0                   0                (854)                  0
   Net transfers                                             0                   0             233,246                   0
   Contract maintenance charge                              (1)                 (1)                (46)                 (1)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                            (2)                 (2)            228,554                  (1)
                                             -----------------------------------------------------------------------------
Increase in net assets                                      (1)                 34             381,911                  57
Net assets at beginning of period                          143                 149             227,650                 132
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $             142   $             183   $         609,561   $             189
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                             14                  14                  14                  14
                                             -----------------------------------------------------------------------------
Ending units                                                14                  14                  14                  14
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                                0                   0               1,579                   0
   Units redeemed                                            0                   0              (1,946)                  0
   Units transferred                                         0                   0              24,993                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0              24,626                   0
Beginning units                                              0                   0              29,720                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0              54,346                   0
                                             =============================================================================

** Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (continued)

                                                                 AllianceBernstein
                                                                              U.S.   AllianceBernstein   AllianceBernstein
                                             AllianceBernstein     Government/High           Worldwide            Americas
                                                  Total Return    Grade Securities       Privatization   Government Income
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                   (Class A)**         (Class A)**           (Class A)           (Class B)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $               4   $               4   $            (394)  $          94,114
   Net realized gains (losses) from
    securities transactions                                  0                   1                 186             (41,940)
   Change in net unrealized appreciation
    (depreciation) of investments                           24                   0              30,222              43,545
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                              28                   5              30,014              95,719
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                              0                   1               1,062           4,117,339
   Cost of units redeemed                                    0                   0                (636)           (286,192)
   Optional enhanced death benefits                          0                   0                (158)             (6,574)
   Net transfers                                             0                   0              14,436           1,542,710
   Contract maintenance charge                              (1)                 (1)                 (3)               (190)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                            (1)                  0              14,701           5,367,093
                                             -----------------------------------------------------------------------------
Increase in net assets                                      27                   5              44,715           5,462,812
Net assets at beginning of period                          150                 149              59,123             235,654
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $             177   $             154   $         103,838   $       5,698,466
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                             14                  14                  14                   0
                                             -----------------------------------------------------------------------------
Ending units                                                14                  14                  14                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0              48,117
   Units redeemed                                            0                   0                   0              (8,228)
   Units transferred                                         0                   0                   0              86,805
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0             126,694
Beginning units                                              0                   0                   0               8,865
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0             135,559
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0             125,883
   Units redeemed                                            0                   0                   0              (6,696)
   Units transferred                                         0                   0                   0              (4,152)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0             115,035
Beginning units                                              0                   0                   0               4,124
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0             119,159
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                                0                   0                 119              77,173
   Units redeemed                                            0                   0                 (76)             (1,089)
   Units transferred                                         0                   0               1,596              (3,385)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0               1,639              72,699
Beginning units                                              0                   0               6,689                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0               8,328              72,699
                                             =============================================================================

                                                                 AllianceBernstein
                                             AllianceBernstein         Real Estate   AllianceBernstein    AllianceBerstein
                                                 International          Investment     Small Cap Value      Utility Income
                                               Value Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $         (47,481)  $          (3,045)  $         (56,138)  $           7,950
   Net realized gains (losses) from
    securities transactions                            513,673              31,241             154,638               6,703
   Change in net unrealized appreciation
    (depreciation) of investments                    1,260,503             584,498           2,014,440             257,894
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                       1,726,695             612,694           2,112,940             272,547
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      3,396,212           2,105,951           5,789,514           1,429,978
   Cost of units redeemed                             (185,404)           (631,926)           (567,737)            (45,320)
   Optional enhanced death benefits                     (8,879)             (3,568)            (13,504)             (1,775)
   Net transfers                                     3,709,017           2,508,523           4,538,650           1,107,594
   Contract maintenance charge                             (66)               (121)               (180)                (24)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                     6,910,880           3,978,859           9,746,743           2,490,453
                                             -----------------------------------------------------------------------------
Increase in net assets                               8,637,575           4,591,553          11,859,683           2,763,000
Net assets at beginning of period                      313,240             155,110             669,079              39,320
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $       8,950,815   $       4,746,663   $      12,528,762   $       2,802,320
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                          155,048              65,316             305,327              55,590
   Units redeemed                                      (18,265)             (8,658)            (43,660)             (2,663)
   Units transferred                                   208,431              68,394             303,959              56,792
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          345,214             125,052             565,626             109,719
Beginning units                                         13,445              10,556              57,332               1,894
                                             -----------------------------------------------------------------------------
Ending units                                           358,659             135,608             622,958             111,613
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                          113,374              50,029             125,627              24,397
   Units redeemed                                       (1,457)            (35,107)             (1,609)               (165)
   Units transferred                                   144,292              84,151              56,788              11,768
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          256,209              99,073             180,806              36,000
Beginning units                                         20,983               1,871               8,332                 838
                                             -----------------------------------------------------------------------------
Ending units                                           277,192             100,944             189,138              36,838
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                           57,962              31,231              65,248              21,410
   Units redeemed                                         (256)               (552)               (379)                (84)
   Units transferred                                     6,324              24,820              23,508               5,308
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           64,030              55,499              88,377              26,634
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                            64,030              55,499              88,377              26,634
                                             =============================================================================

** Increase relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (continued)

                                                                                     AllianceBernstein
                                             AllianceBernstein   AllianceBernstein       Global Dollar   AllianceBernstein
                                                         Value         Global Bond          Government              Growth
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $         (70,049)  $         125,816   $          41,563   $         (52,829)
   Net realized gains (losses) from
    securities transactions                             86,867             (33,496)              7,231              25,654
   Change in net unrealized appreciation
    (depreciation) of investments                    2,315,645             163,819             268,063           1,011,223
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                       2,332,463             256,139             316,857             984,048
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      7,008,374           1,819,962           1,645,204           4,187,485
   Cost of units redeemed                             (977,512)         (1,722,933)            (20,305)           (416,966)
   Optional enhanced death benefits                    (15,685)             (2,471)             (2,825)             (7,097)
   Net transfers                                     6,068,830           2,757,118             996,876           3,132,273
   Contract maintenance charge                            (291)                (67)                (28)               (218)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                    12,083,716           2,851,609           2,618,922           6,895,477
                                             -----------------------------------------------------------------------------
Increase in net assets                              14,416,179           3,107,748           2,935,779           7,879,525
Net assets at beginning of period                    2,177,267             414,313             225,827             587,822
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $      16,593,446   $       3,522,061   $       3,161,606   $       8,467,347
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                          471,413              71,553              30,490             144,124
   Units redeemed                                      (82,305)             (5,475)               (318)            (20,456)
   Units transferred                                   403,265              77,848              32,839             125,364
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          792,373             143,926              63,011             249,032
Beginning units                                        177,927               4,081               7,896              21,284
                                             -----------------------------------------------------------------------------
Ending units                                           970,300             148,007              70,907             270,316
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                          190,191              37,199              29,862              52,573
   Units redeemed                                       (2,450)            (96,920)               (466)               (867)
   Units transferred                                   151,695              81,948               2,306              16,762
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          339,436              22,227              31,702              68,468
Beginning units                                         15,443              22,924               2,590                 626
                                             -----------------------------------------------------------------------------
Ending units                                           354,879              45,151              34,292              69,094
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                           82,122               5,505               8,465              41,439
   Units redeemed                                      (16,046)                (58)                (60)             (1,172)
   Units transferred                                    80,345              12,155               5,038              30,908
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          146,421              17,602              13,443              71,175
Beginning units                                         60,980                   0                   0              27,829
                                             -----------------------------------------------------------------------------
Ending units                                           207,401              17,602              13,443              99,004
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                             Growth and Income          High-Yield       International        Money Market
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $        (128,827)  $         100,782   $         (16,010)  $         (92,303)
   Net realized gains (losses) from
    securities transactions                             83,692              42,075             305,547                   0
   Change in net unrealized appreciation
    (depreciation) of investments                    4,586,773             437,477             313,396                   0
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                       4,541,638             580,334             602,933             (92,303)
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                     15,838,524           4,150,093           3,239,612          18,700,796
   Cost of units redeemed                             (824,370)         (1,760,192)            (73,586)         (4,559,376)
   Optional enhanced death benefits                    (35,375)             (6,243)             (1,970)             (6,912)
   Net transfers                                    13,342,538           4,636,872          (1,565,794)         (6,298,910)
   Contract maintenance charge                            (898)                (66)                (31)               (153)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                    28,320,419           7,020,464           1,598,231           7,835,445
                                             -----------------------------------------------------------------------------
Increase in net assets                              32,862,057           7,600,798           2,201,164           7,743,142
Net assets at beginning of period                    2,111,729             366,151             136,421           2,039,175
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $      34,973,786   $       7,966,949   $       2,337,585   $       9,782,317
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                          339,169             156,971              86,818             130,361
   Units redeemed                                      (19,112)            (15,916)             (5,953)            (89,973)
   Units transferred                                   262,287             270,439              34,519             163,411
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          582,344             411,494             115,384             203,799
Beginning units                                         32,240              32,777               4,607              62,727
                                             -----------------------------------------------------------------------------
Ending units                                           614,584             444,271             119,991             266,526
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                          126,316             224,680             194,781           1,265,289
   Units redeemed                                       (1,958)           (167,951)             (1,345)           (266,984)
   Units transferred                                    80,554             175,118            (151,230)           (626,561)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          204,912             231,847              42,206             371,744
Beginning units                                          3,366              10,233               9,522              82,799
                                             -----------------------------------------------------------------------------
Ending units                                           208,278             242,080              51,728             454,543
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                          179,377              45,093              17,139              99,438
   Units redeemed                                      (20,843)               (641)                (37)               (284)
   Units transferred                                   280,756              35,833               1,178             (45,255)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          439,290              80,285              18,280              53,899
Beginning units                                        139,185                   0                   0              18,284
                                             -----------------------------------------------------------------------------
Ending units                                           578,475              80,285              18,280              72,183
                                             =============================================================================

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                   (continued)

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                Premier Growth              Quasar          Technology        Total Return
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                     (Class B)           (Class B)           (Class B)           (Class B)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $        (117,124)  $         (30,115)  $         (24,692)  $          47,317
   Net realized gains (losses) from
    securities transactions                             92,190              32,630               6,402             121,300
   Change in net unrealized appreciation
    (depreciation) of investments                    1,598,516             805,123             548,774           1,643,890
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                       1,573,582             807,638             530,484           1,812,507
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      7,337,519           2,826,178           1,996,960           9,280,211
   Cost of units redeemed                             (692,368)           (224,897)           (211,506)           (594,709)
   Optional enhanced death benefits                    (19,915)             (5,665)             (3,963)            (21,458)
   Net transfers                                     6,887,561           2,113,809           1,381,189           8,779,689
   Contract maintenance charge                            (401)               (105)                (58)               (675)
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                    13,512,396           4,709,320           3,162,622          17,443,058
                                             -----------------------------------------------------------------------------
Increase in net assets                              15,085,978           5,516,958           3,693,106          19,255,565
Net assets at beginning of period                    1,279,184             155,184             233,241           1,819,314
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $      16,365,162   $       5,672,142   $       3,926,347   $      21,074,879
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                          190,160             125,016              92,007             207,494
   Units redeemed                                      (28,194)            (25,969)            (16,394)            (20,915)
   Units transferred                                   193,312             210,655              60,102             284,457
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          355,278             309,702             135,715             471,036
Beginning units                                         38,807              19,691              14,426              20,172
Ending units                                           394,085             329,393             150,141             491,208
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                           92,033             136,890              52,777             163,971
   Units redeemed                                       (1,266)             (1,440)               (281)             (1,617)
   Units transferred                                    78,972              14,733              28,839              90,969
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          169,739             150,183              81,335             253,323
Beginning units                                          6,518               1,991                  93               6,016
                                             -----------------------------------------------------------------------------
Ending units                                           176,257             152,174              81,428             259,339
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                          118,869              50,767              14,815             167,382
   Units redeemed                                       (4,372)               (100)               (589)            (15,620)
   Units transferred                                    86,321               5,030              24,729             112,153
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          200,818              55,697              38,955             263,915
Beginning units                                         45,019                   0              11,196             143,153
                                             -----------------------------------------------------------------------------
Ending units                                           245,837              55,697              50,151             407,068
                                             =============================================================================

                                             AllianceBernstein
                                                          U.S.   AllianceBernstein   AllianceBernstein
                                               Government/High      U.S. Large Cap           Worldwide
                                              Grade Securities       Blended Style       Privatization
                                                     Portfolio           Portfolio           Portfolio
                                                     (Class B)     (Class B) /(1)/           (Class B)
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment income (loss)              $          61,908   $         (21,411)  $          (4,058)
   Net realized gains (losses) from
    securities transactions                              8,106               1,819              79,640
   Change in net unrealized appreciation
    (depreciation) of investments                       78,360             310,822             184,000
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                         148,374             291,230             259,582
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      5,480,495           2,904,903             733,032
   Cost of units redeemed                           (1,581,371)            (10,468)            (58,837)
   Optional enhanced death benefits                    (15,008)             (3,232)               (835)
   Net transfers                                     8,438,220           2,222,886              52,969
   Contract maintenance charge                            (726)                 (3)               (133)
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                    12,321,610           5,114,086             726,196
                                             ---------------------------------------------------------
Increase in net assets                              12,469,984           5,405,316             985,778
Net assets at beginning of period                    1,490,023                   0             169,530
                                             ---------------------------------------------------------
Net assets at end of period                  $      13,960,007   $       5,405,316   $       1,155,308
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                  15                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                  15                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                  15                   0
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                          173,335             142,835              22,556
   Units redeemed                                      (36,267)             (1,044)             (3,360)
   Units transferred                                   375,965             141,729               7,880
                                             ---------------------------------------------------------
Increase in units outstanding                          513,033             283,520              27,076
Beginning units                                         18,727                   0               5,663
Ending units                                           531,760             283,520              32,739
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                          108,895             129,680              21,980
   Units redeemed                                      (60,385)               (236)               (727)
   Units transferred                                   152,044              62,949              (4,606)
                                             ---------------------------------------------------------
Increase in units outstanding                          200,554             192,393              16,647
Beginning units                                         31,337                   0               6,505
                                             ---------------------------------------------------------
Ending units                                           231,891             192,393              23,152
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                          104,977              11,394               3,217
   Units redeemed                                       (7,601)                (47)                (42)
   Units transferred                                    33,282              13,351               1,785
                                             ---------------------------------------------------------
Increase in units outstanding                          130,658              24,698               4,960
Beginning units                                         69,892                   0                   0
                                             ---------------------------------------------------------
Ending units                                           200,550              24,698               4,960
                                             =========================================================

(1)  For the period from May 1, 2003 (inception) to December 31, 2003.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002

                                             AllianceBernstein
                                                      Americas                       AllianceBernstein
                                                    Government   AllianceBernstein         Real Estate   AllianceBernstein
                                                        Income       International          Investment     Small Cap Value
                                                     Portfolio     Value Portfolio           Portfolio           Portfolio
                                                 (Class A) (3)       (Class A) (3)       (Class A) (3)       (Class A) (3)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (588)  $            (513)  $            (922)  $          (1,858)
   Net realized gains (losses) from
    securities transactions                                  2                  65                 (27)                171
   Change in net unrealized appreciation
    (depreciation) of investments                        4,342               7,484                 834              15,995
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           3,756               7,036                (115)             14,308
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                        181,097             129,376             154,807             323,965
   Cost of units redeemed                                    0                 (16)                (16)             (1,366)
   Optional enhanced death benefits                        (68)                (47)                (86)               (176)
   Net transfers                                       158,960              37,628             128,198             211,328
   Contract maintenance charge                               0                   0                   0                   0
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                       339,989             166,941             282,903             533,751
                                             -----------------------------------------------------------------------------
Increase in net assets                                 343,745             173,977             282,788             548,059
Net assets at beginning of period                            0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $         343,745   $         173,977   $         282,788   $         548,059
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               14                  17                  17                  17
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                               14                  17                  17                  17
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                14                  17                  17                  17
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                           17,031              16,435              16,664              39,474
   Units redeemed                                           (6)                 (8)                (11)               (181)
   Units transferred                                    15,158               4,705              13,935              25,388
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           32,183              21,132              30,588              64,681
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                            32,183              21,132              30,588              64,681
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                Utility Income               Value         Global Bond
                                                     Portfolio           Portfolio           Portfolio
                                                 (Class A) (3)     (Class A) (1)**       (Class A) (3)
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (353)  $               0   $            (309)
   Net realized gains (losses) from
    securities transactions                                  0                   0                  28
   Change in net unrealized appreciation
    (depreciation) of investments                        3,189                  16               3,826
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           2,836                  16               3,545
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         95,839                 171              18,171
   Cost of units redeemed                                    0                   0                   0
   Optional enhanced death benefits                        (16)                  0                 (40)
   Net transfers                                        13,487                   0              71,002
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                       109,310                 171              89,133
                                             ---------------------------------------------------------
Increase in net assets                                 112,146                 187              92,678
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $         112,146   $             187   $          92,678
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               17                  17                  14
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                               17                  17                  14
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                17                  17                  14
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                           10,898                   0               1,711
   Units redeemed                                           (2)                  0                  (4)
   Units transferred                                     1,548                   0               6,661
                                             ---------------------------------------------------------
Increase in units outstanding                           12,444                   0               8,368
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            12,444                   0               8,368
                                             =========================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002
                                   (Continued)

                                             AllianceBernstein                       AllianceBernstein
                                                 Global Dollar   AllianceBernstein          Growth and   AllianceBernstein
                                                    Government              Growth              Income          High-Yield
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                 (Class A) (3)     (Class A) (1)**     (Class A) (1)**       (Class A) (3)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (230)  $               0   $               0   $            (270)
   Net realized gains (losses) from
    securities transactions                                 40                   0                   0                  36
   Change in net unrealized appreciation
    (depreciation) of investments                        5,883                   9                   8               4,243
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           5,693                   9                   8               4,009
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                          5,592                 142                 143              79,083
   Cost of units redeemed                                    0                   0                   0                 (16)
   Optional enhanced death benefits                        (34)                  0                   0                 (37)
   Net transfers                                        53,781                   0                   0              26,990
   Contract maintenance charge                               0                   0                   0                   0
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                        59,339                 142                 143             106,020
                                             -----------------------------------------------------------------------------
Increase in net assets                                  65,032                 151                 151             110,029
Net assets at beginning of period                            0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $          65,032   $             151   $             151   $         110,029
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               14                  14                  14                  14
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                               14                  14                  14                  14
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                14                  14                  14                  14
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                              578                   0                   0               8,485
   Units redeemed                                           (3)                  0                   0                  (6)
   Units transferred                                     5,596                   0                   0               2,884
                                             -----------------------------------------------------------------------------
Increase in units outstanding                            6,171                   0                   0              11,363
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                             6,171                   0                   0              11,363
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                 International        Money Market      Premier Growth
                                                     Portfolio           Portfolio           Portfolio
                                                 (Class A) (3)    (Class A) (1) **    (Class A) (1) **
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (576)  $               0   $               0
   Net realized gains (losses) from
    securities transactions                             (6,786)                  0                   0
   Change in net unrealized appreciation
    (depreciation) of investments                        3,521                   0                   6
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                          (3,841)                  0                   6
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         90,934                 143                 143
   Cost of units redeemed                                 (442)                  0                   0
   Optional enhanced death benefits                        (52)                  0                   0
   Net transfers                                        94,076                   0                   0
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                       184,516                 143                 143
                                             ---------------------------------------------------------
Increase in net assets                                 180,675                 143                 149
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $         180,675   $             143   $             149
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               14                  14                  14
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                               14                  14                  14
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                14                  14                  14
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                           11,291                   0                   0
   Units redeemed                                          (60)                  0                   0
   Units transferred                                    10,571                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                           21,802                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            21,802                   0                   0
                                             =========================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002
                                   (Continued)

                                                                                                         AllianceBernstein
                                                                                                                      U.S.
                                             AllianceBernstein   AllianceBernstein   AllianceBernstein     Government/High
                                                        Quasar          Technology        Total Return    Grade Securities
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                 (Class A) (3)     (Class A) (1)**     (Class A) (1)**     (Class A) (1)**
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (705)  $               0   $               0   $               0
   Net realized gains (losses) from
    securities transactions                                  1                   0                   0                   0
   Change in net unrealized appreciation
    (depreciation) of investments                          362                 (10)                  8                   7
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                            (342)                (10)                  8                   7
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                        199,801                 142                 142                 142
   Cost of units redeemed                                  (16)                  0                   0                   0
   Optional enhanced death benefits                        (65)                  0                   0                   0
   Net transfers                                        28,272                   0                   0                   0
   Contract maintenance charge                               0                   0                   0                   0
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                       227,992                 142                 142                 142
                                             -----------------------------------------------------------------------------
Increase in net assets                                 227,650                 132                 150                 149
Net assets at beginning of period                            0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $         227,650   $             132   $             150   $             149
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               14                  14                  14                  14
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                               14                  14                  14                  14
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                14                  14                  14                  14
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                           26,049                   0                   0                   0
   Units redeemed                                          (11)                  0                   0                   0
   Units transferred                                     3,682                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           29,720                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                            29,720                   0                   0                   0
                                             =============================================================================

                                                                 AllianceBernstein
                                             AllianceBernstein            Americas
                                                     Worldwide          Government   AllianceBernstein
                                                 Privatization              Income       International
                                                     Portfolio           Portfolio     Value Portfolio
                                                 (Class A) (3)       (Class B) (2)       (Class B) (2)
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (195)  $            (261)  $            (305)
   Net realized gains (losses) from
    securities transactions                             (4,529)                251                (534)
   Change in net unrealized appreciation
    (depreciation) of investments                        1,405               3,003               3,756
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                          (3,319)              2,993               2,917
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         12,345             220,632             263,908
   Cost of units redeemed                                    0             (49,161)               (930)
   Optional enhanced death benefits                        (30)                (24)                (16)
   Net transfers                                        50,127              61,214              47,361
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                        62,442             232,661             310,323
                                             ---------------------------------------------------------
Increase in net assets                                  59,123             235,654             313,240
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $          59,123   $         235,654   $         313,240
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                               14                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                               14                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                14                   0                   0
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                                0               7,096               9,238
   Units redeemed                                            0              (1,557)                (98)
   Units transferred                                         0               3,326               4,305
                                             ---------------------------------------------------------
Increase in units outstanding                                0               8,865              13,445
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0               8,865              13,445
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                                0               5,239              20,221
   Units redeemed                                            0              (1,188)                 (7)
   Units transferred                                         0                  73                 769
                                             ---------------------------------------------------------
Increase in units outstanding                                0               4,124              20,983
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0               4,124              20,983
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                            1,408                   0                   0
   Units redeemed                                           (3)                  0                   0
   Units transferred                                     5,284                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                            6,689                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                             6,689                   0                   0
                                             =========================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.
** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002
                                   (Continued)

                                             AllianceBernstein
                                                   Real Estate   AllianceBernstein    AllianceBerstein   AllianceBernstein
                                                    Investment     Small Cap Value      Utility Income               Value
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                 (Class B) (2)       (Class B) (2)       (Class B) (2)       (Class B) (3)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (145)  $            (916)  $             (38)  $          (4,124)
   Net realized gains (losses) from
    securities transactions                                (76)                 91                   4                 171
   Change in net unrealized appreciation
    (depreciation) of investments                        2,094              15,617                 762              17,198
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           1,873              14,792                 728              13,245
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                        180,373             641,191              32,362           2,014,702
   Cost of units redeemed                              (64,892)            (22,166)                (52)            (42,777)
   Optional enhanced death benefits                         (9)                (40)                 (1)               (260)
   Net transfers                                        37,765              35,302               6,283             192,357
   Contract maintenance charge                               0                   0                   0                   0
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                       153,237             654,287              38,592           2,164,022
                                             -----------------------------------------------------------------------------
Increase in net assets                                 155,110             669,079              39,320           2,177,267
Net assets at beginning of period                            0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $         155,110   $         669,079   $          39,320   $       2,177,267
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                            7,575              53,985               1,457             167,194
   Units redeemed                                          (74)                (92)                 (4)                (24)
   Units transferred                                     3,055               3,439                 441              10,757
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           10,556              57,332               1,894             177,927
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                            10,556              57,332               1,894             177,927
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                            7,039              10,428                 838              20,390
   Units redeemed                                       (5,158)             (2,096)                  0              (4,944)
   Units transferred                                       (10)                  0                   0                  (3)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                            1,871               8,332                 838              15,443
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                             1,871               8,332                 838              15,443
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                                0                   0                   0              49,485
   Units redeemed                                            0                   0                   0                 (18)
   Units transferred                                         0                   0                   0              11,513
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0              60,980
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0              60,980
                                             =============================================================================

                                                                 AllianceBernstein
                                             AllianceBernstein       Global Dollar   AllianceBernstein
                                                   Global Bond          Government              Growth
                                                     Portfolio           Portfolio           Portfolio
                                                 (Class B) (2)       (Class B) (2)       (Class B) (3)
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $            (293)  $            (307)  $          (1,232)
   Net realized gains (losses) from
    securities transactions                              6,667               1,354                 (14)
   Change in net unrealized appreciation
    (depreciation) of investments                        2,363               8,855             (21,395)
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           8,737               9,902             (22,641)
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                         75,127             235,356             538,407
   Cost of units redeemed                                 (553)            (24,062)               (193)
   Optional enhanced death benefits                         (8)                (32)               (146)
   Net transfers                                       331,010               4,663              72,395
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                       405,576             215,925             610,463
                                             ---------------------------------------------------------
Increase in net assets                                 414,313             225,827             587,822
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $         414,313   $         225,827   $         587,822
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                            3,625               8,825              19,931
   Units redeemed                                          (24)             (1,163)                (15)
   Units transferred                                       480                 234               1,368
                                             ---------------------------------------------------------
Increase in units outstanding                            4,081               7,896              21,284
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                             4,081               7,896              21,284
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                            1,418               2,590                 152
   Units redeemed                                          (13)                  0                   0
   Units transferred                                    21,519                   0                 474
                                             ---------------------------------------------------------
Increase in units outstanding                           22,924               2,590                 626
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            22,924               2,590                 626
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                                0                   0              23,058
   Units redeemed                                            0                   0                 (11)
   Units transferred                                         0                   0               4,782
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0              27,829
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0              27,829
                                             =========================================================

(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002
                                   (Continued)

                                             AllianceBernstein
                                                    Growth and   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                        Income          High-Yield       International        Money Market
                                                     Portfolio           Portfolio           Portfolio           Portfolio
                                                 (Class B) (3)       (Class B) (2)       (Class B) (2)       (Class B) (3)
                                             -----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $          (5,236)  $            (236)  $             (70)  $          (2,026)
   Net realized gains (losses) from
    securities transactions                             (8,354)              1,057                (364)                  0
   Change in net unrealized appreciation
    (depreciation) of investments                      (25,276)              2,281               1,211                   0
                                             -----------------------------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                         (38,866)              3,102                 777              (2,026)
                                             -----------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      1,657,560             233,824             134,399           3,286,454
   Cost of units redeemed                              (67,638)            (17,643)                  0          (1,501,739)
   Optional enhanced death benefits                       (596)                (21)                 (3)               (119)
   Net transfers                                       561,269             146,889               1,248             256,605
   Contract maintenance charge                               0                   0                   0                   0
                                             -----------------------------------------------------------------------------
   Increase in net assets from capital
    transactions                                     2,150,595             363,049             135,644           2,041,201
                                             -----------------------------------------------------------------------------
Increase in net assets                               2,111,729             366,151             136,421           2,039,175
Net assets at beginning of period                            0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Net assets at end of period                  $       2,111,729   $         366,151   $         136,421   $       2,039,175
                                             =============================================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0                   0
   Units redeemed                                            0                   0                   0                   0
   Units transferred                                         0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Increase in units outstanding                                0                   0                   0                   0
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                                 0                   0                   0                   0
                                             =============================================================================
Contracts with total expenses of 1.40%:
   Units sold                                           28,633              17,657               4,520              75,250
   Units redeemed                                         (718)             (2,114)                  0                 (68)
   Units transferred                                     4,325              17,234                  87             (12,455)
                                             -----------------------------------------------------------------------------
Increase in units outstanding                           32,240              32,777               4,607              62,727
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                            32,240              32,777               4,607              62,727
                                             =============================================================================
Contracts with total expenses of 1.60%:
   Units sold                                            4,382              10,075               9,522             169,490
   Units redeemed                                       (1,555)                  0                   0            (117,399)
   Units transferred                                       539                 158                   0              30,708
                                             -----------------------------------------------------------------------------
Increase in units outstanding                            3,366              10,233               9,522              82,799
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                             3,366              10,233               9,522              82,799
                                             =============================================================================
Contracts with total expenses of 1.65%:
   Units sold                                           90,939                   0                   0              15,863
   Units redeemed                                         (716)                  0                   0                  (9)
   Units transferred                                    48,962                   0                   0               2,430
                                             -----------------------------------------------------------------------------
Increase in units outstanding                          139,185                   0                   0              18,284
Beginning units                                              0                   0                   0                   0
                                             -----------------------------------------------------------------------------
Ending units                                           139,185                   0                   0              18,284
                                             =============================================================================

                                             AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                Premier Growth              Quasar          Technology
                                                     Portfolio           Portfolio           Portfolio
                                                 (Class B) (3)       (Class B) (2)       (Class B) (3)
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $          (1,866)  $            (231)  $            (518)
   Net realized gains (losses) from
    securities transactions                                  8                 275                (763)
   Change in net unrealized appreciation
    (depreciation) of investments                      (57,953)               (618)            (12,807)
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                         (59,811)               (574)            (14,088)
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      1,142,076             132,042             210,754
   Cost of units redeemed                               (1,917)               (517)                  0
   Optional enhanced death benefits                       (176)                (25)                (57)
   Net transfers                                       199,012              24,258              36,632
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                     1,338,995             155,758             247,329
                                             ---------------------------------------------------------
Increase in net assets                               1,279,184             155,184             233,241
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $       1,279,184   $         155,184   $         233,241
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                           35,186              16,884              11,893
   Units redeemed                                          (10)                (76)                 (3)
   Units transferred                                     3,631               2,883               2,536
                                             ---------------------------------------------------------
Increase in units outstanding                           38,807              19,691              14,426
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            38,807              19,691              14,426
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                            6,163               1,494                  93
   Units redeemed                                            0                   0                   0
   Units transferred                                       355                 497                   0
                                             ---------------------------------------------------------
Increase in units outstanding                            6,518               1,991                  93
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                             6,518               1,991                  93
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                           32,320                   0              10,150
   Units redeemed                                         (215)                  0                  (4)
   Units transferred                                    12,914                   0               1,050
                                             ---------------------------------------------------------
Increase in units outstanding                           45,019                   0              11,196
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            45,019                   0              11,196
                                             =========================================================

(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIODS FROM JUNE 3, 2002 (INCEPTION) TO DECEMBER 31, 2002
                                   (Continued)

                                                                 AllianceBernstein
                                                                              U.S.   AllianceBernstein
                                             AllianceBernstein     Government/High           Worldwide
                                                  Total Return    Grade Securities       Privatization
                                                     Portfolio           Portfolio           Portfolio
                                               (Class B) /(3)/     (Class B) /(3)/     (Class B) /(2)/
                                             ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                       $          (5,304)  $          (2,982)  $            (152)
   Net realized gains (losses) from
    securities transactions                             (3,427)              5,714              (3,546)
   Change in net unrealized appreciation
    (depreciation) of investments                       10,732              22,266               2,133
                                             ---------------------------------------------------------
   Increase (decrease) in net assets from
    operations                                           2,001              24,998              (1,565)
                                             ---------------------------------------------------------
From capital transactions:
   Net proceeds from units sold                      1,041,364           1,427,614             587,252
   Cost of units redeemed                               (5,644)            (31,785)            (21,280)
   Optional enhanced death benefits                       (544)               (261)                (15)
   Net transfers                                       782,137              69,457            (394,862)
   Contract maintenance charge                               0                   0                   0
                                             ---------------------------------------------------------
   Increase in net assets from capital
    transactions                                     1,817,313           1,465,025             171,095
                                             ---------------------------------------------------------
Increase in net assets                               1,819,314           1,490,023             169,530
Net assets at beginning of period                            0                   0                   0
                                             ---------------------------------------------------------
Net assets at end of period                  $       1,819,314   $       1,490,023   $         169,530
                                             =========================================================
ANALYSIS OF INCREASE IN UNITS OUTSTANDING:
Contracts with total expenses of .25%:
   Units sold                                                0                   0                   0
   Units redeemed                                            0                   0                   0
   Units transferred                                         0                   0                   0
                                             ---------------------------------------------------------
Increase in units outstanding                                0                   0                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                                 0                   0                   0
                                             =========================================================
Contracts with total expenses of 1.40%:
   Units sold                                           16,621              12,208               5,843
   Units redeemed                                           (7)             (1,933)                 (1)
   Units transferred                                     3,558               8,452                (179)
                                             ---------------------------------------------------------
Increase in units outstanding                           20,172              18,727               5,663
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                            20,172              18,727               5,663
                                             =========================================================
Contracts with total expenses of 1.60%:
   Units sold                                            6,018              53,102              36,571
   Units redeemed                                           (6)                (74)             (1,551)
   Units transferred                                         4             (21,691)            (28,515)
                                             ---------------------------------------------------------
Increase in units outstanding                            6,016              31,337               6,505
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                             6,016              31,337               6,505
                                             =========================================================
Contracts with total expenses of 1.65%:
   Units sold                                           67,018              43,950                   0
   Units redeemed                                         (647)               (190)                  0
   Units transferred                                    76,782              26,132                   0
                                             ---------------------------------------------------------
Increase in units outstanding                          143,153              69,892                   0
Beginning units                                              0                   0                   0
                                             ---------------------------------------------------------
Ending units                                           143,153              69,892                   0
                                             =========================================================

(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION
     ------------

     Variable Annuity Account Nine of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following products: Ovation Advantage, Ovation, Ovation Access, Ovation Advisor, and Ovation Plus. Ovation Advantage was launched on June 3, 2002, Ovation was launched on August 14, 2002, Ovation Access was launched on August 6, 2002, Ovation Advisor was launched on August 6, 2002, and Ovation Plus was launched on December 17, 2002. The products offer investments in different classes of shares of the portfolios of Alliance Variable Products Series Fund, Inc. ("Alliance Trust"). The primary difference between the classes is that the Class B shares in the Alliance Trust are subject to 12b-1 fees of 0.25%, of each class' average daily net assets, while the Class A shares are not subject to 12b-1 fees.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of thirty-nine Class A or Class B variable investment portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the currently available investment portfolios of the Alliance Trust. The Alliance Trust is a diversified open-ended investment company, which retains investment advisers to assist in the investment activities of the Trust. Participants may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     Investment Accounting and Valuation: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     Reserves for Annuity Contracts on Benefits: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AIG SunAmerica Life Assurance Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to AIG SunAmerica Life Assurance Company.

     Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS
     ----------------------

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     Withdrawal Charge: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     Contract Maintenance Charge: An annual contract maintenance charge of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded as part of the cost of redemptions in the accompanying Statement of Changes in Net Assets.

     Mortality and Expense Risk Charge: The Company deducts a mortality and expense risk charge, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is as follows: Ovation Plus, 1.40%; Ovation Advantage, 1.40%; Ovation, 1.40%; Ovation Access, 0.25%; and Ovation Advisor, 1.40%. The Separate Account Charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company. The mortality risks assumed by the Company arise from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk assumed is that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

     Distribution Expense Charge: The Company deducts a distribution expense charge at an annual rate of the net asset value of each portfolio, computed on a daily basis as follows: Ovation Advisor, 0.20%; Ovation Plus, 0.20%; Ovation Advantage, 0.25%. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss. There are not any distribution expense charges associated with the Ovation and Ovation Access contracts.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)
     ----------------------------------

     Optional enhanced death benefits: Several options are available that may increase the death benefit paid. The charges for these options range from an annual rate of 0.05% to 0.30% of the average daily net asset value, and are recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     Transfer Fee: A transfer fee of $10, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     Capital Protector Fee: The optional Capital Protector Program offered in Ovation, Ovation Plus and Ovation Advantage provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0.15% to 0.60% of the contract value including purchase payments received prior to the 90/th/ day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     Premium Taxes: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

     Separate Account Income Taxes: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS
     ----------------------------------

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2003 consist of the following:

                                                                         Cost of      Proceeds
                                                                          Shares          from
Variable Accounts                                                       Acquired   Shares Sold
-----------------------------------------------------------------   --------------------------
ALLIANCE TRUST:
AllianceBernstein Americas Government Income Portfolio (Class A)    $  2,054,991  $  1,307,448
AllianceBernstein International Value Portfolio (Class A)                196,811        24,486
AllianceBernstein Real Estate Investment Portfolio (Class A)             567,494        23,864
AllianceBernstein Small Cap Value Portfolio (Class A)                    469,110        59,062
AllianceBernstein Utility Income Portfolio (Class A)                     144,868         3,933
AllianceBernstein Value Portfolio (Class A)                                    2             2
AllianceBernstein Global Bond Portfolio (Class A)                        110,314        12,822
AllianceBernstein Global Dollar Government Portfolio (Class A)           218,017        61,047
AllianceBernstein Growth Portfolio (Class A)                                   1             2
AllianceBernstein Growth and Income Portfolio (Class A)                        2             2
AllianceBernstein High Yield Portfolio (Class A)                         928,517        53,136
AllianceBernstein International Portfolio (Class A)                       90,223        17,439
AllianceBernstein Money Market Portfolio (Class A)                             0             1
AllianceBernstein Premier Growth Portfolio (Class A)                           0             1
AllianceBernstein Quasar Portfolio (Class A)                             250,630        28,357
AllianceBernstein Technology Portfolio (Class A)                               0             1
AllianceBernstein Total Return Portfolio (Class A)                             4             1
AllianceBernstein U.S. Government/High Grade Securities Portfolio
 (Class A)                                                                     6             1
AllianceBernstein Worldwide Privatization Portfolio (Class A)             16,439         2,132
AllianceBernstein Americas Government Income Portfolio (Class B)       7,742,421     2,281,214
AllianceBernstein International Value Portfolio (Class B)             32,185,152    25,321,753

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)
     ----------------------------------------------

                                                                         Cost of      Proceeds
                                                                          Shares          from
Variable Accounts                                                       Acquired   Shares Sold
-----------------------------------------------------------------   --------------------------
AllianceBernstein Real Estate Investment Portfolio (Class B)        $  5,088,977  $  1,113,163
AllianceBernstein Small Cap Value Portfolio (Class B)                 10,776,386     1,040,071
AllianceBernstein Utility Income Portfolio (Class B)                   2,652,232       153,829
AllianceBernstein Value Portfolio (Class B)                           13,134,768     1,121,102
AllianceBernstein Global Bond Portfolio (Class B)                     19,136,002    16,158,577
AllianceBernstein Global Dollar Government Portfolio (Class B)         3,123,065       462,580
AllianceBernstein Growth Portfolio (Class B)                           7,396,685       554,037
AllianceBernstein Growth and Income Portfolio (Class B)               29,795,976     1,604,384
AllianceBernstein High Yield Portfolio (Class B)                      17,222,494    10,101,248
AllianceBernstein International Portfolio (Class B)                   25,882,468    24,300,247
AllianceBernstein Money Market Portfolio (Class B)                    67,112,069    59,368,927
AllianceBernstein Premier Growth Portfolio (Class B)                  15,384,227     1,988,955
AllianceBernstein Quasar Portfolio (Class B)                          10,653,122     5,973,917
AllianceBernstein Technology Portfolio (Class B)                       3,447,638       309,708
AllianceBernstein Total Return Portfolio (Class B)                    25,850,285     8,359,910
AllianceBernstein U.S. Government/High Grade Securities Portfolio
 (Class B)                                                            23,499,863    11,067,186
AllianceBernstein U.S. Large Cap Blended Style Portfolio
 (Class B)*                                                            5,175,140        82,465
AllianceBernstein Worldwide Privatization Portfolio (Class B)         11,110,898    10,388,760

* For the period from May 1, 2003 (inception) to December 31, 2003

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES
     -----------

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the periods ended December 31, 2003 and 2002, follows:

                      At December 31                                        For the Year Ended December 31
          --------------------------------------------------   ---------------------------------------------------------
                       Unit Fair Value                          Expense Ratio     Investment         Total Return
                          Lowest to               Net Assets       Lowest           Income             Lowest to
   Year     Units     Highest ($) /(4)/              ($)       to Highest /(1)/   Ratio /(2)/        Highest /(3)/
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Class A)
----------------------------------------------------------------
   2003      97,579               11.28            1,100,229      0.25% to 1.65%         6.96%             5.61% to 7.32%
   2002      32,196      10.51 to 10.68              343,745      0.25% to 1.65%         0.01%     5.07% //(6)// to 6.77% //(5)//
AllianceBernstein International Value Portfolio (Class A)
---------------------------------------------------------
   2003      41,243      11.68 to 14.00              481,774      0.25% to 1.65%         0.34%           42.01% to 44.35%
   2002      21,149        8.23 to 9.70              173,977      0.25% to 1.65%         0.00%   -17.75% //(5)// to 0.86% //(6)//
AllianceBernstein Real Estate Investment Portfolio (Class A)
------------------------------------------------------------
   2003      80,369      12.66 to 14.60            1,017,516      0.25% to 1.65%         1.75%           37.03% to 39.31%
   2002      30,605       9.24 to 10.48              282,788      0.25% to 1.65%         0.00%    -7.61% //(5)// to 0.78% //(6)//
AllianceBernstein Small Cap Value Portfolio (Class A)
-----------------------------------------------------
   2003     108,773      11.77 to 15.15            1,280,342      0.25% to 1.65%         0.55%           38.96% to 41.20%
   2002      64,697       8.47 to 10.73              548,059      0.25% to 1.65%         0.00%  -15.29% //(5) // to 4.07% // (6)//
AllianceBernstein Utility Income Portfolio (Class A)
----------------------------------------------------
   2003      27,441      10.61 to 13.52              291,159      0.25% to 1.65%         3.14%           17.93% to 19.84%
   2002      12,462       9.00 to 11.28              112,146      0.25% to 1.65%         0.01%   -10.04% //(5)// to 4.04% //(6)//
AllianceBernstein Value Portfolio (Class A)
-------------------------------------------
   2003          17               14.11                  239               0.25%         0.97%                    28.84%
   2002          17               10.95                  187               0.25%         0.00%                     4.03% //(6)//
AllianceBernstein Global Bond Portfolio (Class A)
-------------------------------------------------
   2003      16,380      11.81 to 12.32              201,797      0.25% to 1.65%         5.20%           11.41% to 13.22%
   2002       8,382      10.43 to 11.06               92,678      0.25% to 1.65%         0.00%    7.03% //(6)// to 10.58% //(5)//
AllianceBernstein Global Dollar Government Portfolio (Class A)
--------------------------------------------------------------
   2003      19,387      13.80 to 14.94              267,514      0.25% to 1.65%         5.86%           31.24% to 33.36%
   2002       6,185      10.51 to 11.21               65,032      0.25% to 1.65%         0.03%    5.14% //(5)// to 16.99% //(6)//
AllianceBernstein Growth Portfolio (Class A)
--------------------------------------------
   2003          14               14.31                  202               0.25%         0.00%                     35.05%
   2002          14               10.60                  151               0.25%         0.00%                      2.07% //(6)//
AllianceBernstein Growth and Income Portfolio (Class A)
-------------------------------------------------------
   2003          14               14.03                  198               0.25%         1.17%                     32.44%
   2002          14               10.59                  151               0.25%         0.00%                      2.46% //(6)//

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)
     -----------------------

                      At December 31                                        For the Year Ended December 31
          --------------------------------------------------   ---------------------------------------------------------
                       Unit Fair Value                          Expense Ratio     Investment         Total Return
                          Lowest to               Net Assets        Lowest          Income             Lowest to
   Year     Units     Highest ($) /(4)/              ($)       to Highest /(1)/   Ratio /(2)/        Highest /(3)/
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Class A)
------------------------------------------------
   2003      91,395      11.65 to 12.96            1,064,614      0.25% to 1.65%         5.31%           20.46% to 22.42%
   2002      11,377       9.67 to 10.59              110,029      0.25% to 1.65%         0.02%    -3.30% //(5)// to 8.58% //(6)//
AllianceBernstein International Portfolio (Class A)
---------------------------------------------------
   2003      30,765      10.72 to 12.97              329,806      0.25% to 1.65%         0.13%           29.45% to 31.62%
   2002      21,816        8.28 to 9.86              180,675      0.25% to 1.65%         0.00%  -17.19% // (5)// to 3.01% //(6)//
AllianceBernstein Money Market Portfolio (Class A)
--------------------------------------------------
   2003          14               10.08                  142               0.25%         0.70%                      0.57%
   2002          14               10.02                  143               0.25%         0.00%                      0.18% //(6)//
AllianceBernstein Premier Growth Portfolio (Class A)
----------------------------------------------------
   2003          14               12.92                  183               0.25%         0.00%                     23.71%
   2002          14               10.45                  149               0.25%         0.00%                      0.17% //(6)//
AllianceBernstein Quasar Portfolio (Class A)
--------------------------------------------
   2003      54,360      11.21 to 15.09              609,561      0.25% to 1.65%         0.00%           46.47% to 48.90%
   2002      29,734       7.65 to 10.13              227,650      0.25% to 1.65%         0.00%   -23.45% //(5)// to 1.49% //(6)//
AllianceBernstein Technology Portfolio (Class A)
------------------------------------------------
   2003          14               13.40                  189               0.25%         0.00%                     44.11%
   2002          14                9.30                  132               0.25%         0.00%                      0.40% //(6)//
AllianceBernstein Total Return Portfolio (Class A)
--------------------------------------------------
   2003          14               12.56                  177               0.25%         2.47%                     18.98%
   2002          14               10.55                  150               0.25%         0.00%                      4.08% //(6)//
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class A)
---------------------------------------------------------------------------
   2003          14               10.87                  154               0.25%         2.64%                      3.82%
   2002          14               10.47                  149               0.25%         0.00%                      4.94% //(6)//
AllianceBernstein Worldwide Privatization Portfolio (Class A)
-------------------------------------------------------------
   2003       8,342      12.44 to 14.13              103,838      0.25% to 1.65%         1.13%           41.12% to 43.40%
   2002       6,703        8.82 to 9.85               59,123      0.25% to 1.65%         0.01%   -11.82% //(5)// to 2.59% //(6)//
AllianceBernstein Americas Government Income Portfolio (Class B)
----------------------------------------------------------------
   2003     327,417      11.27 to 19.19            5,698,466      1.40% to 1.65%         4.17%     1.82% //(8)// to 5.71%
   2002      12,989      18.13 to 18.15              235,654      1.40% to 1.60%         0.00%     2.32% //(7)// to 4.16% //(6)//
AllianceBernstein International Value Portfolio (Class B)
---------------------------------------------------------
   2003     699,881      11.66 to 12.94            8,950,815      1.40% to 1.65%         0.15%   34.12% //(8)// to 42.10%
   2002      34,428        9.09 to 9.11              313,240      1.40% to 1.60%         0.00%   -1.88% //(7)// to -0.25% //(6)//

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)
     -----------------------

                      At December 31                                        For the Year Ended December 31
          --------------------------------------------------   ---------------------------------------------------------
                       Unit Fair Value                          Expense Ratio     Investment         Total Return
                          Lowest to               Net Assets        Lowest          Income             Lowest to
   Year     Units     Highest ($) /(4)/              ($)       to Highest /(1)/   Ratio /(2)/        Highest /(3)/
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Class B)
------------------------------------------------------------
   2003     292,051      12.65 to 17.11            4,746,663      1.40% to 1.65%         1.18%   29.03% //(8)// to 37.11%
   2002      12,427               12.48              155,110      1.40% to 1.60%         0.00%   -1.12% //(7)// to -0.29% //(6)//
AllianceBernstein Small Cap Value Portfolio (Class B)
-----------------------------------------------------
   2003     900,473      11.75 to 14.16           12,528,762      1.40% to 1.65%         0.31%   36.21% //(8)// to 38.95%
   2002      65,664      10.17 to 10.19              669,079      1.40% to 1.60%         0.00%    -0.16% //(7)// to 2.96% //(6)//
AllianceBernstein Utility Income Portfolio (Class B)
----------------------------------------------------
   2003     175,085      10.59 to 17.00            2,802,320      1.40% to 1.65%         1.96%   16.85% //(8)// to 18.00%
   2002       2,732      14.36 to 14.41               39,320      1.40% to 1.60%         0.00%    -0.98% //(7)// to 2.78% //(6)//
AllianceBernstein Value Portfolio (Class B)
-------------------------------------------
   2003   1,532,580      10.83 to 10.87 //(10)//  16,593,446      1.40% to 1.65%         0.53%           26.37% to 26.69%
   2002     254,350        8.54 to 8.60            2,177,267      1.40% to 1.65%         0.00%   -14.01% //(5)// to 3.07% //(6)//
AllianceBernstein Global Bond Portfolio (Class B)
-------------------------------------------------
   2003     210,760      12.29 to 17.16            3,522,061      1.40% to 1.65%         8.62%    7.04% //(8)// to 11.53%
   2002      27,005      15.33 to 15.39              414,313      1.40% to 1.60%         0.00%     3.07% //(7)// to 5.46% //(6)//
AllianceBernstein Global Dollar Government Portfolio (Class B)
--------------------------------------------------------------
   2003     118,642      13.77 to 28.35            3,161,606      1.40% to 1.65%         3.99%   13.33% //(8)// to 31.50%
   2002      10,486      21.48 to 21.56              225,827      1.40% to 1.60%         0.00%   15.39% //(6)// to 15.45% //(7)//
AllianceBernstein Growth Portfolio (Class B)
--------------------------------------------
   2003     438,414      10.88 to 21.78            8,467,347      1.40% to 1.65%         0.00%           32.51% to 32.85%
   2002      49,739       8.21 to 16.40              587,822      1.40% to 1.65%         0.00%   -17.88% //(5)// to 0.86% //(6)//
AllianceBernstein Growth and Income Portfolio (Class B)
-------------------------------------------------------
   2003   1,401,337      10.82 to 34.91           34,973,786      1.40% to 1.65%         0.59%           30.03% to 30.37%
   2002     174,791       8.32 to 26.78            2,111,729      1.40% to 1.65%         0.00%   -16.79% //(5)// to 1.25% //(6)//
AllianceBernstein High-Yield Portfolio (Class B)
------------------------------------------------
   2003     766,636      10.27 to 11.64 //(10)//   7,966,949      1.40% to 1.65%         4.02%    9.31% //(8)// to 20.56%
   2002      43,010        8.50 to 8.52              366,151      1.40% to 1.60%         9.14%     7.46% //(6)// to 8.56% //(7)//
AllianceBernstein International Portfolio (Class B)
---------------------------------------------------
   2003     189,999      10.70 to 12.53            2,337,585      1.40% to 1.65%         0.11%   29.15% //(8)// to 29.31% //(9)//
   2002      14,129        9.64 to 9.69              136,421      1.40% to 1.60%         0.00%    -1.22% //(7)// to 1.40% //(6)//

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.     UNIT VALUES (Continued)
       -----------------------

                      At December 31                                        For the Year Ended December 31
          --------------------------------------------------   ---------------------------------------------------------
                       Unit Fair Value                          Expense Ratio     Investment         Total Return
                          Lowest to               Net Assets        Lowest          Income             Lowest to
   Year     Units     Highest ($) /(4)/              ($)       to Highest /(1)/   Ratio /(2)/        Highest /(3)/
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio (Class B)
--------------------------------------------------
   2003     793,252       9.81 to 12.64            9,782,317      1.40% to 1.65%         0.24%           -1.35% to -1.10% //(9)//
   2002     163,810       9.94 to 12.78            2,039,175      1.40% to 1.65%         0.30%   -0.63% //(6)// to -0.37% //(7)//
AllianceBernstein Premier Growth Portfolio (Class B)
----------------------------------------------------
   2003     816,179       9.96 to 24.42           16,365,162      1.40% to 1.65%         0.00%           21.36% to 21.67%
   2002      90,344       8.21 to 20.07            1,279,184      1.40% to 1.65%         0.00%  -17.91% //(5)// to -0.95% //(6)//
AllianceBernstein Quasar Portfolio (Class B)
--------------------------------------------
   2003     537,264      10.50 to 11.20 //(10)//   5,672,142      1.40% to 1.65%         0.00%   38.96% //(8)// to 46.63%
   2002      21,682        7.15 to 7.16              155,184      1.40% to 1.60%         0.00%    -2.03% //(7)// to 0.19% //(6)//
AllianceBernstein Technology Portfolio (Class B)
------------------------------------------------
   2003     281,720      10.39 to 14.75            3,926,347      1.40% to 1.65%         0.00%           41.45% to 41.81%
   2002      25,715       7.34 to 10.40              233,241      1.40% to 1.65%         0.00%  -26.58% //(5)// to -1.00% //(6)//
AllianceBernstein Total Return Portfolio (Class B)
--------------------------------------------------
   2003   1,157,615      10.79 to 22.25           21,074,879      1.40% to 1.65%         1.84%           16.84% to 17.15%
   2002     169,341       9.24 to 18.99            1,819,314      1.40% to 1.65%         9.14%   -7.65% //(5) //   to 2.94% //(6)//
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Class B)
---------------------------------------------------------------------------
   2003     964,201      10.66 to 15.50           13,960,007      1.40% to 1.65%         2.13%             1.92% to 2.18%
   2002     119,956      10.46 to 15.17            1,490,023      1.40% to 1.65%         0.00%     2.81% //(7)// to 4.64% //(5)//
AllianceBernstein U.S. Large Cap Blended Style Portfolio (Class B)
------------------------------------------------------------------
   2003     500,626      10.77 to 10.90            5,405,316      0.25% to 1.65%         0.00%     7.72% //(8)// to 8.98% //(8)//
   2002          --                  --                   --                 --            --                         --
AllianceBernstein Worldwide Privatization Portfolio (Class B)
-------------------------------------------------------------
   2003      60,851      12.37 to 19.73            1,155,308      1.40% to 1.65%         0.64%   39.48% //(8)// to 41.10% //(9)//
   2002      12,168      13.89 to 13.98              169,530      1.40% to 1.60%         0.00%   -1.18% //(7) // to 1.02% //(6)//

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded. For additional information on charges and deductions see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2003, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2003, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

(4) In 2003, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2003, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(5)  For the period from June 3, 2002 (effective date) to December 31, 2002.

(6)  For the period from August 6, 2002 (effective date) to December 31, 2002.

(7)  For the period from August 14, 2002 (effective date) to December 31, 2002.

(8)  For the period from May 1, 2003 (effective date) to December 31, 2003.

(9) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(10) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.